UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Effective July 1, 2014, MFS Cash Reserve Fund was redesignated as MFS U.S. Government Cash Reserve Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

August 31, 2014

MFS® CORE EQUITY FUND

RGI-ANN

MFS® CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.8%
Hess Corp.	2.1%
Chevron Corp.	1.6%
American International Group, Inc.	1.6%
MetLife, Inc.	1.4%
Verizon Communications, Inc.	1.4%
Visa, Inc., “A”	1.3%
Procter & Gamble Co.	1.3%
Actavis PLC	1.3%
Wells Fargo & Co.	1.2%

Equity sectors
Financial Services	17.3%
Technology	16.2%
Health Care	13.4%
Energy	9.8%
Industrial Goods & Services	6.8%
Retailing	6.6%
Consumer Staples	6.4%
Utilities & Communications	5.4%
Leisure (s)	5.2%
Basic Materials	3.9%
Special Products & Services	3.8%
Autos & Housing	2.6%
Transportation	2.2%

(s)	Includes securities sold short.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2014, Class A shares of the MFS Core Equity Fund (“fund”) provided a total return of 23.33%, at net asset value. This compares with a return of 24.74% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection in the retailing sector detracted from performance relative to the Russell 3000 Index. Overweight positions in food retail stores operator Fairway Group Holdings and retail giant Target hindered relative results as both stocks lagged the benchmark during the reporting period. Shares of Fairway Group Holdings fell after the company released disappointing results coupled with the announcement that the company’s long-serving CEO was retiring.

Management Review – continued

Stock selection in the technology sector further weighed on relative performance. Not holding strong-performing computer components company Intel, and overweight positions in semiconductor manufacturer Altera, network security software company Symantec (h) and business intelligence software solutions designer and developer Qlik Technologies, held back relative returns. Shares of Qlik Technologies fell as the company missed market expectations after some large deals that management had anticipated failed to materialize. The combination of an underweight position in software giant Microsoft (h) early in the period and not holding the stock later in the period also negatively impacted relative results.

Elsewhere, overweight positions in digital coupon marketplace RetailMeNot (h) and education services company ITT Educational Services (h) were among the fund’s top relative detractors during the reporting period. Shares of RetailMeNot tumbled after internet search giant Google announced a change to their search algorithm that is anticipated to take away a significant portion of RetailMeNot’s organic traffic. Google’s referrals to the site currently consist of roughly 40-50% of RetailMeNot’s site traffic.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in the energy sector was a significant factor that contributed positively to relative performance. The fund’s overweight position in global integrated energy company Hess and an underweight position in integrated energy company Chevron aided relative results. Shares of Chevron declined as the company issued weaker-than-expected production guidance and an increase in its capital expenditure budget, both of which appeared to have been viewed unfavorably by investors.

Stock selection in the health care sector further strengthened relative returns. An overweight position in strong-performing development stage biopharmaceutical company Puma Biotechnology and health care products company Covidien benefited relative performance. Shares of Covidien soared after the company announced that Medtronic had entered into an agreement to acquire the company at a significant premium.

Elsewhere, the fund’s overweight positions in computer products and services provider Hewlett-Packard, analog semiconductor company Avago Technologies, broadcast and communication tower management firm American Tower and casino resorts operator Wynn Resorts contributed to relative performance. Shares of Hewlett-Packard gained on news of several Wall Street analyst upgrades and a CIO survey indicating the company’s services business is gaining share following seven quarters of losses.

Management Review – continued

Avoiding diversified technology products and services company International Business Machines (IBM), and holdings of strong-performing railroad company Canadian Pacific Railway (b) (Canada), also contributed to relative returns.

Respectfully,

Joseph MacDougall Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	23.33%	16.80%	9.14%	N/A
B	1/02/97	22.39%	15.91%	8.37%	N/A
C	1/02/97	22.38%	15.91%	8.37%	N/A
I	1/02/97	23.61%	17.08%	9.46%	N/A
R1	4/01/05	22.38%	15.92%	N/A	7.72%
R2	10/31/03	22.96%	16.49%	8.84%	N/A
R3	4/01/05	23.32%	16.79%	N/A	8.52%
R4	4/01/05	23.62%	17.05%	N/A	8.80%
R5	1/02/13	23.73%	N/A	N/A	25.62%
Comparative benchmark
Russell 3000 Index (f)		24.74%	17.22%	8.83%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		16.24%	15.42%	8.49%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		18.39%	15.69%	8.37%	N/A
C With CDSC (1% for 12 months) (v)		21.38%	15.91%	8.37%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	1.05%	$1,000.00	$1,060.68	$5.45
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,056.41	$9.33
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,056.51	$9.33
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,062.13	$4.16
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$1,056.53	$9.33
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$1,058.89	$6.75
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$1,060.50	$5.45
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$1,062.14	$4.16
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R5	Actual	0.71%	$1,000.00	$1,062.41	$3.69
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.8%
Issuer	Shares/Par	Value ($)

Aerospace - 3.0%
Honeywell International, Inc.	160,989	$15,330,982
Precision Castparts Corp.	40,019	9,767,037
United Technologies Corp.	125,271	13,526,763

		$38,624,782
Alcoholic Beverages - 0.3%
Constellation Brands, Inc., “A” (a)	43,529	$3,790,941

Apparel Manufacturers - 1.0%
NIKE, Inc., “B”	39,860	$3,131,003
PVH Corp.	59,990	7,003,233
VF Corp.	42,644	2,734,333

		$12,868,569
Automotive - 1.2%
Delphi Automotive PLC	155,204	$10,799,094
Johnson Controls, Inc.	90,019	4,393,827

		$15,192,921
Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (a)	41,874	$7,088,849
Biogen Idec, Inc. (a)	31,284	10,731,663
Illumina, Inc. (a)	4,611	827,029
MiMedx Group, Inc. (a)(l)	186,797	1,315,051
Puma Biotechnology, Inc. (a)	18,997	4,948,908

		$24,911,500
Broadcasting - 2.3%
Time Warner, Inc.	108,527	$8,359,835
Twenty-First Century Fox, Inc.	436,958	15,477,052
Walt Disney Co.	70,281	6,316,856

		$30,153,743
Brokerage & Asset Managers - 1.2%
Affiliated Managers Group, Inc. (a)	10,437	$2,203,773
BlackRock, Inc.	11,594	3,832,165
Franklin Resources, Inc.	72,915	4,121,156
NASDAQ OMX Group, Inc.	111,797	4,859,816

		$15,016,910

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - 2.2%
Accenture PLC, “A”	56,340	$4,566,920
Bright Horizons Family Solutions, Inc. (a)	147,987	6,018,631
CoStar Group, Inc. (a)	12,113	1,753,357
Fidelity National Information Services, Inc.	114,624	6,504,912
FleetCor Technologies, Inc. (a)	28,606	4,110,396
Forrester Research, Inc.	56,469	2,194,385
Gartner, Inc. (a)	36,670	2,735,215

		$27,883,816
Cable TV - 1.4%
Charter Communications, Inc., “A” (a)	32,944	$5,167,925
Comcast Corp., “Special A”	118,587	6,474,850
Time Warner Cable, Inc.	46,672	6,904,189

		$18,546,964
Chemicals - 1.8%
Agrium, Inc.	41,308	$3,906,271
Celanese Corp.	92,591	5,790,641
LyondellBasell Industries N.V., “A”	62,755	7,176,034
Monsanto Co.	52,886	6,116,266

		$22,989,212
Computer Software - 3.6%
Check Point Software Technologies Ltd. (a)	160,474	$11,396,863
Citrix Systems, Inc. (a)	86,344	6,066,529
Oracle Corp.	227,760	9,458,873
Qlik Technologies, Inc. (a)	252,390	7,124,970
Salesforce.com, Inc. (a)	205,949	12,169,526

		$46,216,761
Computer Software - Systems - 5.4%
Apple, Inc. (s)	350,147	$35,890,068
EMC Corp.	503,085	14,856,100
Hewlett-Packard Co.	140,803	5,350,514
NCR Corp. (a)	54,297	1,854,786
SS&C Technologies Holdings, Inc. (a)	58,395	2,642,958
Vantiv, Inc., “A” (a)	281,016	8,790,180

		$69,384,606
Construction - 1.5%
Fortune Brands Home & Security, Inc.	124,657	$5,386,429
Pool Corp.	27,496	1,557,923
Sherwin-Williams Co.	54,103	11,800,405

		$18,744,757

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - 2.3%
Colgate-Palmolive Co.	117,424	$7,600,856
Newell Rubbermaid, Inc.	140,463	4,708,320
Procter & Gamble Co.	201,623	16,756,888

		$29,066,064
Consumer Services - 1.7%
HomeAway, Inc. (a)	110,780	$3,677,896
Nord Anglia Education, Inc. (a)	184,561	3,534,343
Priceline Group, Inc. (a)	11,655	14,502,433

		$21,714,672
Containers - 0.4%
Crown Holdings, Inc. (a)	34,863	$1,682,837
Packaging Corp. of America	57,986	3,942,468

		$5,625,305
Electrical Equipment - 1.0%
Danaher Corp.	127,778	$9,789,073
Sensata Technologies Holding B.V. (a)	31,769	1,562,082
W.W. Grainger, Inc.	7,362	1,812,524

		$13,163,679
Electronics - 3.8%
Altera Corp.	409,641	$14,476,713
Avago Technologies Ltd.	120,554	9,896,278
KLA-Tencor Corp.	58,182	4,446,268
Mellanox Technologies Ltd. (a)	91,455	3,821,904
Microchip Technology, Inc.	272,608	13,311,449
Rubicon Technology, Inc. (a)(l)	231,422	1,444,073
Ultratech, Inc. (a)	88,375	2,285,378

		$49,682,063
Energy - Independent - 4.4%
Access Midstream Partners LP	48,100	$3,095,235
Anadarko Petroleum Corp.	56,191	6,332,164
Athlon Energy, Inc. (a)	39,788	1,851,734
Cabot Oil & Gas Corp.	37,441	1,255,771
Clayton Williams Energy, Inc. (a)	4,759	563,656
Concho Resources, Inc. (a)	16,380	2,326,615
CONSOL Energy, Inc.	24,452	984,927
EOG Resources, Inc.	33,975	3,733,173
Goodrich Petroleum Corp. (a)	61,643	1,362,310
Gulfport Energy Corp. (a)	24,636	1,441,206
Marathon Petroleum Corp.	110,509	10,057,424

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
Memorial Resource Development Corp. (a)	73,270	$2,159,267
Noble Energy, Inc.	95,664	6,901,201
PDC Energy, Inc. (a)	27,787	1,669,721
Peabody Energy Corp.	26,663	423,408
Pioneer Natural Resources Co.	27,699	5,779,396
Rice Energy, Inc. (a)	72,186	2,113,606
Targa Resources Corp.	22,927	3,199,463
Whiting Petroleum Corp. (a)	22,616	2,095,599

		$57,345,876
Energy - Integrated - 3.7%
Chevron Corp. (s)	161,306	$20,881,062
Hess Corp. (s)	267,267	27,020,694

		$47,901,756
Food & Beverages - 2.8%
Annie’s, Inc. (a)	75,616	$2,411,394
Coca-Cola Co.	327,877	13,679,028
Flowers Foods, Inc.	136,003	2,662,939
General Mills, Inc.	106,591	5,689,828
Mondelez International, Inc.	200,720	7,264,057
WhiteWave Foods Co., “A” (a)	119,889	4,198,513

		$35,905,759
Food & Drug Stores - 1.0%
CVS Caremark Corp.	142,804	$11,345,778
Fairway Group Holdings Corp. (a)(l)	366,914	1,647,444

		$12,993,222
Gaming & Lodging - 0.8%
Starwood Hotels & Resorts Worldwide, Inc.	30,717	$2,596,815
Wynn Resorts Ltd.	43,304	8,352,476

		$10,949,291
General Merchandise - 1.3%
Kohl’s Corp.	124,232	$7,303,599
Target Corp.	160,923	9,666,645

		$16,970,244
Health Maintenance Organizations - 0.9%
Aetna, Inc.	91,124	$7,484,014
UnitedHealth Group, Inc.	42,072	3,646,801

		$11,130,815

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - 3.4%
American International Group, Inc.	359,958	$20,179,245
MetLife, Inc.	334,986	18,337,134
Safety Insurance Group, Inc.	100,900	5,569,680

		$44,086,059
Internet - 3.2%
eBay, Inc. (a)	63,430	$3,520,365
Facebook, Inc., “A “ (a)	112,911	8,448,001
Google, Inc., “A” (a)	21,035	12,249,943
Google, Inc., “C” (a)	19,924	11,388,558
LinkedIn Corp., “A” (a)	26,515	5,985,761

		$41,592,628
Machinery & Tools - 2.8%
Colfax Corp. (a)	79,372	$5,048,853
Eaton Corp. PLC	120,956	8,443,938
IPG Photonics Corp. (a)	51,287	3,522,391
Joy Global, Inc.	88,464	5,586,502
Kennametal, Inc.	73,097	3,275,477
Roper Industries, Inc.	71,523	10,768,503

		$36,645,664
Major Banks - 4.1%
Bank of America Corp.	289,633	$4,660,195
Goldman Sachs Group, Inc.	32,006	5,732,595
JPMorgan Chase & Co.	253,739	15,084,784
Morgan Stanley	175,287	6,014,097
State Street Corp.	81,595	5,877,288
Wells Fargo & Co.	309,455	15,918,365

		$53,287,324
Medical & Health Technology & Services - 1.0%
Cerner Corp. (a)	28,438	$1,639,735
Express Scripts Holding Co. (a)	124,618	9,213,009
Henry Schein, Inc. (a)	18,502	2,214,504

		$13,067,248
Medical Equipment - 4.2%
Abbott Laboratories	325,469	$13,747,809
AtriCure, Inc. (a)	84,540	1,312,061
Cooper Cos., Inc.	50,290	8,198,779
Covidien PLC	99,963	8,679,787
DexCom, Inc. (a)	19,444	859,425
GenMark Diagnostics, Inc. (a)	90,578	973,714

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Heartware International, Inc. (a)	20,595	$1,670,255
OraSure Technologies, Inc. (a)	74,991	624,675
Sirona Dental Systems, Inc. (a)	22,479	1,832,263
Stryker Corp.	123,172	10,261,459
TearLab Corp. (a)(l)	286,309	1,108,016
Thermo Fisher Scientific, Inc.	39,186	4,710,549

		$53,978,792
Metals & Mining - 0.4%
First Quantum Minerals Ltd.	125,739	$2,822,854
Lundin Mining Corp. (a)	530,352	2,838,820

		$5,661,674
Natural Gas - Pipeline - 0.4%
Williams Cos., Inc.	88,665	$5,270,248

Network & Telecom - 0.2%
Ixia (a)	178,034	$1,712,687
Qualcomm, Inc.	6,624	504,086

		$2,216,773
Oil Services - 1.7%
Cameron International Corp. (a)	48,634	$3,614,965
Halliburton Co.	138,956	9,394,815
Schlumberger Ltd.	78,293	8,584,045

		$21,593,825
Other Banks & Diversified Financials - 5.3%
American Express Co.	50,728	$4,542,692
BB&T Corp.	198,514	7,410,528
Citigroup, Inc.	271,358	14,015,641
Discover Financial Services	238,062	14,847,927
EuroDekania Ltd.	580,280	274,485
PrivateBancorp, Inc.	191,502	5,651,224
Texas Capital Bancshares, Inc. (a)	93,286	5,035,578
Visa, Inc., “A”	81,542	17,329,306

		$69,107,381
Pharmaceuticals - 5.4%
AbbVie, Inc.	173,675	$9,600,754
Actavis PLC (a)	71,166	16,153,259
Bristol-Myers Squibb Co.	230,691	11,684,499
Endo International PLC (a)	96,301	6,135,337
Merck & Co., Inc.	122,122	7,340,753

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc. (a)	100,797	$11,823,488
Zoetis, Inc.	188,671	6,686,500

		$69,424,590
Railroad & Shipping - 1.7%
Canadian Pacific Railway Ltd.	37,152	$7,452,691
Diana Shipping, Inc. (a)	178,152	1,895,537
Kansas City Southern Co.	19,733	2,276,399
Union Pacific Corp.	93,454	9,837,903

		$21,462,530
Real Estate - 3.3%
Equity Lifestyle Properties, Inc., REIT	164,547	$7,518,152
Gramercy Property Trust, Inc., REIT	436,331	2,700,889
Medical Properties Trust, Inc., REIT	541,402	7,628,354
Mid-America Apartment Communities, Inc., REIT	134,474	9,725,160
Tanger Factory Outlet Centers, Inc., REIT	184,826	6,452,276
Weyerhaeuser Co., REIT	234,582	7,964,059

		$41,988,890
Restaurants - 0.8%
McDonald’s Corp.	69,911	$6,552,059
YUM! Brands, Inc.	53,606	3,882,683

		$10,434,742
Specialty Chemicals - 1.2%
Albemarle Corp.	65,455	$4,161,629
Amira Nature Foods Ltd (a)(l)	71,578	1,232,573
Taminco Corp. (a)	116,924	2,800,330
W.R. Grace & Co. (a)	79,770	7,899,623

		$16,094,155
Specialty Stores - 3.2%
AutoZone, Inc. (a)	9,641	$5,194,956
Bed Bath & Beyond, Inc. (a)	96,091	6,174,808
Burlington Stores, Inc. (a)	166,809	5,950,077
Children’s Place, Inc.	63,876	3,433,974
L Brands, Inc.	79,131	5,052,514
Ross Stores, Inc.	70,609	5,325,331
Sally Beauty Holdings, Inc. (a)	142,834	3,982,212
Urban Outfitters, Inc. (a)	168,564	6,707,162

		$41,821,034
Telecommunications - Wireless - 1.1%
American Tower Corp., REIT	149,578	$14,748,391

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telephone Services - 1.4%
Verizon Communications, Inc.	350,883	$17,480,991

Tobacco - 1.1%
Lorillard, Inc.	60,346	$3,602,656
Philip Morris International, Inc.	126,978	10,866,777

		$14,469,433
Trucking - 0.5%
Swift Transportation Co. (a)	299,261	$6,338,348

Utilities - Electric Power - 2.5%
American Electric Power Co., Inc.	89,160	$4,787,892
Calpine Corp. (a)	153,155	3,640,494
CMS Energy Corp.	159,012	4,856,226
Dominion Resources, Inc.	47,654	3,346,264
Edison International	72,007	4,258,494
Exelon Corp.	87,793	2,934,042
NextEra Energy, Inc.	26,336	2,592,779
NRG Energy, Inc.	86,840	2,672,935
Pattern Energy Group, Inc.	87,614	2,824,237

		$31,913,363
Total Common Stocks (Identified Cost, $975,242,954)		$1,289,458,311

Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	4,714,652	$4,714,652

Collateral for Securities Loaned - 0.1%
Navigator Securities Lending Prime Portfolio, 0.15%, at Cost and Net Asset Value (j)	775,253	$775,253
Total Investments (Identified Cost, $980,732,859)		$1,294,948,216

Securities Sold Short - (0.2)%
Gaming & Lodging - (0.2)%
Marriott International, Inc., “A” (Proceeds Received $2,518,445)	(37,499)	$(2,602,431)

Other Assets, Less Liabilities - (0.0)%		(248,121)
Net Assets - 100.0%		$1,292,097,664

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.

Portfolio of Investments – continued

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At August 31, 2014, the fund had cash collateral of $39,588 and other liquid securities with an aggregate value of $5,267,851 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $976,018,207)	$1,290,233,564
Underlying affiliated funds, at cost and value	4,714,652
Total investments, at value, including $765,502 of securities on loan (identified cost, $980,732,859)	$1,294,948,216
Deposits with brokers	39,588
Receivables for
Fund shares sold	1,001,640
Interest and dividends	1,764,042
Other assets	1,722
Total assets	$1,297,755,208
Liabilities
Payables for
Dividends on securities sold short	$7,500
Securities sold short, at value (proceeds received, $2,518,445)	2,602,431
Fund shares reacquired	1,050,864
Collateral for securities loaned, at value	775,253
Payable to affiliates
Investment adviser	80,098
Shareholder servicing costs	886,360
Distribution and service fees	39,978
Payable for independent Trustees’ compensation	94,103
Accrued expenses and other liabilities	120,957
Total liabilities	$5,657,544
Net assets	$1,292,097,664
Net assets consist of
Paid-in capital	$885,800,273
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	314,131,410
Accumulated net realized gain (loss) on investments and foreign currency	87,168,447
Undistributed net investment income	4,997,534
Net assets	$1,292,097,664
Shares of beneficial interest outstanding	44,664,481

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,002,027,973	34,332,245	$29.19
Class B	40,536,298	1,513,719	26.78
Class C	89,702,406	3,378,724	26.55
Class I	45,089,476	1,481,875	30.43
Class R1	4,132,303	155,721	26.54
Class R2	19,434,167	679,637	28.59
Class R3	68,976,652	2,370,398	29.10
Class R4	19,706,229	670,361	29.40
Class R5	2,492,160	81,801	30.47

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $30.97 [100 / 94.25 x $29.19]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$18,889,169
Interest	34,312
Dividends from underlying affiliated funds	13,871
Foreign taxes withheld	(32,699)
Total investment income	$18,904,653
Expenses
Management fee	$7,273,736
Distribution and service fees	3,984,778
Shareholder servicing costs	1,960,942
Administrative services fee	157,456
Independent Trustees’ compensation	38,766
Custodian fee	123,482
Shareholder communications	105,283
Audit and tax fees	54,471
Legal fees	12,052
Dividend and interest expense on securities sold short	8,077
Miscellaneous	177,025
Total expenses	$13,896,068
Fees paid indirectly	(46)
Reduction of expenses by investment adviser and distributor	(101,537)
Net expenses	$13,794,485
Net investment income	$5,110,168
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$105,468,989
Written options	53,454
Foreign currency	(984)
Net realized gain (loss) on investments and foreign currency	$105,521,459
Change in unrealized appreciation (depreciation)
Investments	$142,394,687
Written options	(47,199)
Securities sold short	(83,986)
Translation of assets and liabilities in foreign currencies	562
Net unrealized gain (loss) on investments and foreign currency translation	$142,264,064
Net realized and unrealized gain (loss) on investments and foreign currency	$247,785,523
Change in net assets from operations	$252,895,691

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment income	$5,110,168	$7,150,590
Net realized gain (loss) on investments and foreign currency	105,521,459	100,554,062
Net unrealized gain (loss) on investments and foreign currency translation	142,264,064	82,341,558
Change in net assets from operations	$252,895,691	$190,046,210
Distributions declared to shareholders
From net investment income	$(7,149,277)	$(4,250,197)
Change in net assets from fund share transactions	$(64,001,160)	$39,750,638
Total change in net assets	$181,745,254	$225,546,651
Net assets
At beginning of period	1,110,352,410	884,805,759
At end of period (including undistributed net investment income of $4,997,534 and $7,037,226, respectively)	$1,292,097,664	$1,110,352,410

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.82	$19.68	$17.20	$14.62	$13.87
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.18	$0.11	$0.11	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	5.41	4.07	2.47	2.58	0.77
Total from investment operations	$5.54	$4.25	$2.58	$2.69	$0.87
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.11)	$(0.10)	$(0.11)	$(0.12)
Net asset value, end of period (x)	$29.19	$23.82	$19.68	$17.20	$14.62
Total return (%) (r)(s)(t)(x)	23.33	21.69	15.10	18.39	6.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.11	1.15	1.18	1.24
Expenses after expense reductions (f)	1.04	1.11	1.15	1.18	1.23
Net investment income	0.49	0.81	0.61	0.60	0.68
Portfolio turnover	48	58	65	66	77
Net assets at end of period (000 omitted)	$1,002,028	$873,139	$686,616	$612,504	$547,296
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.04	1.10	1.15	1.17	1.22

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.88	$18.11	$15.86	$13.50	$12.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$0.01	$(0.02)	$(0.02)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	4.96	3.76	2.27	2.38	0.71
Total from investment operations	$4.90	$3.77	$2.25	$2.36	$0.70
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.00	)(w)
Net asset value, end of period (x)	$26.78	$21.88	$18.11	$15.86	$13.50
Total return (%) (r)(s)(t)(x)	22.39	20.82	14.19	17.48	5.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.86	1.91	1.93	1.99
Expenses after expense reductions (f)	1.80	1.86	1.90	1.93	1.98
Net investment income (loss)	(0.26)	0.07	(0.14)	(0.15)	(0.06)
Portfolio turnover	48	58	65	66	77
Net assets at end of period (000 omitted)	$40,536	$40,495	$43,320	$49,181	$55,327
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.80	1.86	1.90	1.92	1.97

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.72	$17.98	$15.74	$13.39	$12.75
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$0.01	$(0.02)	$(0.02)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	4.92	3.73	2.26	2.37	0.70
Total from investment operations	$4.86	$3.74	$2.24	$2.35	$0.69
Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$—	$—	$(0.05)
Net asset value, end of period (x)	$26.55	$21.72	$17.98	$15.74	$13.39
Total return (%) (r)(s)(t)(x)	22.38	20.80	14.23	17.55	5.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.86	1.90	1.93	1.99
Expenses after expense reductions (f)	1.80	1.86	1.90	1.93	1.98
Net investment income (loss)	(0.26)	0.06	(0.14)	(0.15)	(0.07)
Portfolio turnover	48	58	65	66	77
Net assets at end of period (000 omitted)	$89,702	$78,777	$64,258	$62,249	$59,265
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.80	1.86	1.90	1.92	1.97

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$24.82	$20.49	$17.91	$15.21	$14.43
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.24	$0.16	$0.15	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	5.62	4.25	2.57	2.70	0.79
Total from investment operations	$5.83	$4.49	$2.73	$2.85	$0.94
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.16)	$(0.15)	$(0.15)	$(0.16)
Net asset value, end of period (x)	$30.43	$24.82	$20.49	$17.91	$15.21
Total return (%) (r)(s)(x)	23.61	22.03	15.36	18.73	6.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.86	0.90	0.93	0.99
Expenses after expense reductions (f)	0.80	0.86	0.90	0.93	0.98
Net investment income	0.73	1.05	0.86	0.83	0.93
Portfolio turnover	48	58	65	66	77
Net assets at end of period (000 omitted)	$45,089	$29,812	$20,441	$17,250	$16,291
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.80	0.86	0.90	0.92	0.97

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 8/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$21.69		$17.95	$15.72	$13.38	$12.75
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)		$0.02	$(0.02)	$(0.02)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	4.91		3.72	2.25	2.37	0.70
Total from investment operations	$4.85		$3.74	$2.23	$2.35	$0.69
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$(0.01)	$(0.06)
Net asset value, end of period (x)	$26.54		$21.69	$17.95	$15.72	$13.38
Total return (%) (r)(s)(x)	22.38		20.84	14.19	17.56	5.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80		1.86	1.90	1.93	1.99
Expenses after expense reductions (f)	1.80		1.86	1.90	1.93	1.98
Net investment income (loss)	(0.26)		0.08	(0.14)	(0.15)	(0.07)
Portfolio turnover	48		58	65	66	77
Net assets at end of period (000 omitted)	$4,132		$3,839	$4,098	$3,904	$3,688
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.80		1.85	1.90	1.92	1.97

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.35	$19.28	$16.86	$14.33	$13.62
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.12	$0.06	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	5.29	4.00	2.42	2.54	0.75
Total from investment operations	$5.35	$4.12	$2.48	$2.60	$0.81
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.05)	$(0.06)	$(0.07)	$(0.10)
Net asset value, end of period (x)	$28.59	$23.35	$19.28	$16.86	$14.33
Total return (%) (r)(s)(x)	22.96	21.44	14.74	18.14	5.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.36	1.40	1.43	1.49
Expenses after expense reductions (f)	1.30	1.36	1.40	1.43	1.48
Net investment income	0.24	0.56	0.36	0.35	0.43
Portfolio turnover	48	58	65	66	77
Net assets at end of period (000 omitted)	$19,434	$19,625	$17,369	$16,424	$14,013
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.30	1.36	1.40	1.42	1.47

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.75	$19.63	$17.16	$14.59	$13.85
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.18	$0.11	$0.11	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	5.39	4.05	2.47	2.57	0.77
Total from investment operations	$5.52	$4.23	$2.58	$2.68	$0.87
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.11)	$(0.11)	$(0.11)	$(0.13)
Net asset value, end of period (x)	$29.10	$23.75	$19.63	$17.16	$14.59
Total return (%) (r)(s)(x)	23.32	21.68	15.12	18.38	6.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.11	1.15	1.18	1.24
Expenses after expense reductions (f)	1.05	1.11	1.15	1.18	1.23
Net investment income	0.49	0.81	0.61	0.60	0.68
Portfolio turnover	48	58	65	66	77
Net assets at end of period (000 omitted)	$68,977	$58,381	$46,833	$32,277	$26,573
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.05	1.10	1.15	1.17	1.22

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$23.99	$19.81	$17.32	$14.72	$13.98
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.23	$0.16	$0.13	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	5.44	4.11	2.48	2.62	0.76
Total from investment operations	$5.64	$4.34	$2.64	$2.75	$0.90
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.16)	$(0.15)	$(0.15)	$(0.16)
Net asset value, end of period (x)	$29.40	$23.99	$19.81	$17.32	$14.72
Total return (%) (r)(s)(x)	23.62	22.03	15.36	18.68	6.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.86	0.91	0.92	0.98
Expenses after expense reductions (f)	0.80	0.86	0.90	0.92	0.97
Net investment income	0.72	1.04	0.86	0.75	0.92
Portfolio turnover	48	58	65	66	77
Net assets at end of period (000 omitted)	$19,706	$6,165	$1,871	$1,367	$408
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.80	0.86	0.90	0.91	0.97

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Years ended 8/31
	2014	2013 (i)
Net asset value, beginning of period	$24.84	$21.02
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	5.64	3.60
Total from investment operations	$5.87	$3.82
Less distributions declared to shareholders
From net investment income	$(0.24)	$—
Net asset value, end of period (x)	$30.47	$24.84
Total return (%) (r)(s)(x)	23.73	18.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.76	(a)
Expenses after expense reductions (f)	0.71	0.76	(a)
Net investment income	0.80	1.39	(a)
Portfolio turnover	48	58
Net assets at end of period (000 omitted)	$2,492	$119
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.71	0.75	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial

Notes to Financial Statements – continued

condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,242,280,386	$—	$—	$1,242,280,386
Canada	28,844,124	—	—	28,844,124
Israel	11,396,863	—	—	11,396,863
Hong Kong	3,534,343	—	—	3,534,343
Greece	1,895,537	—	—	1,895,537
United Arab Emirates	1,232,573	—	—	1,232,573
Cayman Islands	—	—	274,485	274,485
Mutual Funds	5,489,905	—	—	5,489,905
Total Investments	$1,294,673,731	$—	$274,485	$1,294,948,216
Short Sales	$(2,602,431)	$—	$—	$(2,602,431)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 8/31/13	$638,467
Change in unrealized appreciation (depreciation)	(359,055)
Partial liquidation proceeds	(4,927)
Balance as of 8/31/14	$274,485

Notes to Financial Statements – continued

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at August 31, 2014 is $(359,055). At August 31, 2014, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. At August 31, 2014, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(52,367)	$53,454

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$17,827	$(47,199)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of

Notes to Financial Statements – continued

transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value

Notes to Financial Statements – continued

of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended August 31, 2014:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	1,057	$53,131
Options written	58	11,712
Options exercised	(283)	(11,389)
Options expired	(832)	(53,454)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2014, this expense amounted to $8,077. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $765,502 and a related liability of $775,253 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/14	8/31/13
Ordinary income (including any short-term capital gains)	$7,149,277	$4,250,197

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$982,181,777
Gross appreciation	330,551,919
Gross depreciation	(17,785,480)
Net unrealized appreciation (depreciation)	$312,766,439
Undistributed ordinary income	40,337,229
Undistributed long-term capital gain	60,026,109
Capital loss carryforwards	(6,399,816)
Other temporary differences	(432,570)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/16	$(6,399,816)

The availability of $6,399,816 of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS New Endeavor Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/14	Year ended 8/31/13
Class A	$6,151,825	$3,763,479
Class C	97,951	—
Class I	313,713	153,997
Class R1	485	—
Class R2	88,902	46,102
Class R3	423,237	268,678
Class R4	72,032	17,941
Class R5	1,132	—
Total	$7,149,277	$4,250,197

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Average daily net assets in excess of $500 million	0.55%

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the year ended August 31, 2014, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $41,146, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

For the period September 1, 2013 through December 31, 2013, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.26%	2.01%	2.01%	1.01%	2.01%	1.51%	1.26%	1.01%	0.94%

Notes to Financial Statements – continued

This written agreement was terminated on December 31, 2013. For the period September 1, 2013 through December 31, 2013, the fund’s actual expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $286,254 for the year ended August 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$2,401,231
Class B	0.75%	0.25%	1.00%	1.00%	413,096
Class C	0.75%	0.25%	1.00%	1.00%	862,593
Class R1	0.75%	0.25%	1.00%	1.00%	40,552
Class R2	0.25%	0.25%	0.50%	0.50%	103,088
Class R3	—	0.25%	0.25%	0.25%	164,218
Total Distribution and Service Fees					$3,984,778

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2014, this rebate amounted to $54,439, $694, $1,997, and $1,413 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a

Notes to Financial Statements – continued

CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2014, were as follows:

Amount
Class A	$7,584
Class B	30,501
Class C	4,397

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $510,014, which equated to 0.0414% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,450,928.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.0128% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,472 and the Retirement Deferral plan resulted in an expense of $12,873. Both

Notes to Financial Statements – continued

amounts are included in independent Trustees’ compensation for the year ended August 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $94,048 at August 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,287 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,848, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended August 31, 2014, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $579,460,787 and $632,434,930, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,726,575	$98,779,253	7,546,868	$166,053,426
Class B	128,799	3,156,038	196,291	4,012,467
Class C	320,385	7,756,813	584,686	12,153,640
Class I	489,647	13,383,291	357,017	8,396,899
Class R1	25,142	616,104	37,458	768,353
Class R2	114,651	3,009,148	151,192	3,277,836
Class R3	388,156	10,206,825	358,175	7,872,236
Class R4	568,620	15,584,037	197,759	4,502,021
Class R5	80,363	2,205,958	4,800	89,803
	5,842,338	$154,697,467	9,434,246	$207,126,681

Shares issued to shareholders in reinvestment of distributions
Class A	219,909	$5,744,030	173,769	$3,492,749
Class C	3,671	87,708	—	—
Class I	10,378	282,064	6,426	134,304
Class R1	20	485	—	—
Class R2	3,341	85,652	2,220	43,807
Class R3	16,253	423,237	13,407	268,678
Class R4	2,743	72,032	888	17,941
Class R5	41	1,122	—	—
	256,356	$6,696,330	196,710	$3,957,479

Shares reacquired
Class A	(6,266,489)	$(167,777,284)	(5,962,394)	$(129,142,090)
Class B	(465,704)	(11,473,848)	(737,297)	(14,746,274)
Class C	(572,495)	(13,987,990)	(531,761)	(10,486,616)
Class I	(219,406)	(6,160,376)	(159,773)	(3,592,449)
Class R1	(46,483)	(1,136,563)	(88,685)	(1,715,763)
Class R2	(278,899)	(7,430,972)	(213,567)	(4,451,724)
Class R3	(491,785)	(13,044,811)	(300,016)	(6,406,822)
Class R4	(158,003)	(4,285,803)	(36,085)	(791,784)
Class R5	(3,403)	(97,310)	—	—
	(8,502,667)	$(225,394,957)	(8,029,578)	$(171,333,522)

Notes to Financial Statements – continued

	Year ended 8/31/14		Year ended 8/31/13 (i)
	Shares	Amount	Shares	Amount
Net change
Class A	(2,320,005)	$(63,254,001)	1,758,243	$40,404,085
Class B	(336,905)	(8,317,810)	(541,006)	(10,733,807)
Class C	(248,439)	(6,143,469)	52,925	1,667,024
Class I	280,619	7,504,979	203,670	4,938,754
Class R1	(21,321)	(519,974)	(51,227)	(947,410)
Class R2	(160,907)	(4,336,172)	(60,155)	(1,130,081)
Class R3	(87,376)	(2,414,749)	71,566	1,734,092
Class R4	413,360	11,370,266	162,562	3,728,178
Class R5	77,001	2,109,770	4,800	89,803
	(2,403,973)	$(64,001,160)	1,601,378	$39,750,638

(i)	For Class R5, the period is from inception, January 2, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $4,872 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations. The period-end carrying value of the outstanding borrowings under this agreement on the fund’s Statement of Assets and Liabilities approximates its fair value which would have been considered level 2 under the fair value hierarchy disclosure if the liability were carried at fair value.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	10,013,362	165,742,056	(171,040,766)	4,714,652

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$13,871	$4,714,652

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Fund (one of the series constituting MFS Series Trust I) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Joseph MacDougall

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million, and that MFS has agreed in writing to further reduce its advisory fee rate on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $8,067,660 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® GLOBAL LEADERS FUND

GLD-ANN

MFS® GLOBAL LEADERS FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.8%
Walt Disney Co.	3.2%
McDonald’s Corp.	3.2%
Pernod Ricard S.A.	3.0%
SAP AG	3.0%
Japan Tobacco, Inc.	3.0%
Groupe Danone	3.0%
Urban Outfitters, Inc.	3.0%
Twenty-First Century Fox, Inc.	2.8%
Kering S.A.	2.7%

Equity sectors
Consumer Staples	40.9%
Retailing	22.0%
Leisure	16.3%
Industrial Goods & Services	5.1%
Financial Services	4.7%
Technology	3.0%
Basic Materials	2.5%
Special Products & Services	1.6%

Issuer country weightings (x)
United States	40.7%
France	18.7%
United Kingdom	12.1%
Switzerland	7.7%
Japan	4.3%
Brazil	3.7%
Germany	3.0%
Netherlands	1.9%
China	1.8%
Other Countries	6.1%

Currency exposure weightings (y)
United States Dollar	40.7%
Euro	25.0%
British Pound Sterling	12.1%
Swiss Franc	7.7%
Japanese Yen	4.3%
Brazilian Real	3.7%
Hong Kong Dollar	3.5%
Swedish Krona	1.6%
Danish Krone	1.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2014, Class A shares of the MFS Global Leaders Fund (“fund”) provided a total return of 8.30%, at net asset value. This compares with a return of 21.61% for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

The combination of overweight positions and stock selection in the retailing and consumer staples sectors detracted from performance relative to the MSCI All country World Index. Within the retailing sector, holdings of Italian shoemaker Tod’s S.p.A. (b) hampered relative performance as earnings and sales came in below market consensus. Weak performance resulted from a slowdown in retail markets, continued underperformance of leather goods and vague expectations about order backlogs in

3

Management Review – continued

the wholesale division. Overweight positions in luxury goods manufacturer Kering (France) and discount retailer Target also weakened relative results as both stocks lagged the benchmark during the reporting period. Within the consumer staples sector, overweight positions in French dairy products manufacturer Groupe Danone underperformed the market during the period and detracted from relative results. It appeared that investors remained concerned about the negative impact on sales that resulted from the Fonterra product recall in mainland China. The fund’s overweight positions in snack food and beverages manufacturer Want Want China Holdings (China), beverages company Diageo (United Kingdom) and French distilled beverages company Pernod Ricard were also among the fund’s top relative detractors.

Stock selection and an underweight position in the technology sector also dampened relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period.

Stock selection in the leisure sector further weighed on relative returns. Holdings of broadcasting and communications company Nippon Television Holdings (b) (Japan) and an overweight position in fast food restaurant chain McDonald’s detracted from relative results.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The combination of stock selection and an underweight position in the basic materials sector was a primary factor that contributed to relative performance. An overweight position in mining and manufacturing company 3M (United States) boosted relative returns.

Elsewhere, overweight positions in media conglomerate Walt Disney, hotel operator InterContinental Hotels Group (United Kingdom), premium spirits company Beam (h), household products manufacturer Reckitt Benckiser (United Kingdom), athletic shoes and apparel manufacturer NIKE, automotive replacement parts distributor AutoZone and alcoholic and non-alcoholic beverage company Anheuser-Busch InBev (h) (Belgium) were among the fund’s top relative contributors during the reporting period. Not owning shares of car maker Toyota (Japan) further supported relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the funds and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Matthew Barrett	Maile Clark
Portfolio Manager	Portfolio Manager

4

Management Review – continued

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/28/11	8.30%	15.70%
B	9/28/11	7.48%	14.83%
C	9/28/11	7.50%	14.83%
I	9/28/11	8.57%	15.97%
Comparative benchmark
MSCI All Country World Index (f)		21.61%	17.84%
Average annual with sales charge
A With initial Sales Charge (5.75%)		2.08%	13.38%
B With CDSC (Declining over six years from 4% to 0%) (v)		3.48%	14.04%
C With CDSC (1% for 12 months) (v)		6.50%	14.83%

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	1.45%	$1,000.00	$1,010.07	$7.35
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
B	Actual	2.20%	$1,000.00	$1,005.82	$11.12
	Hypothetical (h)	2.20%	$1,000.00	$1,014.12	$11.17
C	Actual	2.20%	$1,000.00	$1,006.56	$11.13
	Hypothetical (h)	2.20%	$1,000.00	$1,014.12	$11.17
I	Actual	1.20%	$1,000.00	$1,011.47	$6.08
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.1%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 11.1%
AmBev S.A.	24,366	$177,425
Carlsberg A.S., “B”	2,098	191,336
Diageo PLC	12,337	363,645
Pernod Ricard S.A.	3,525	415,646
SABMiller PLC	6,760	372,928

		$1,520,980
Apparel Manufacturers - 14.1%
Burberry Group PLC	12,805	$302,079
Compagnie Financiere Richemont S.A.	2,363	225,348
Global Brands Group Holding Ltd. (a)	472,000	109,016
Kering S.A.	1,769	374,806
Li & Fung Ltd.	104,000	129,093
LVMH Moet Hennessy Louis Vuitton S.A.	2,157	374,255
NIKE, Inc., “B”	2,996	235,336
Tod’s S.p.A.	1,707	189,078

		$1,939,011
Broadcasting - 9.6%
Nippon Television Holdings, Inc.	11,200	$172,126
Publicis Groupe S.A.	4,307	320,876
Twenty-First Century Fox, Inc.	10,940	387,495
Walt Disney Co.	4,956	445,445

		$1,325,942
Business Services - 1.6%
Accenture PLC, “A”	2,750	$222,915

Chemicals - 2.5%
3M Co.	2,363	$340,272

Computer Software - 3.0%
SAP AG	5,334	$414,910

Consumer Products - 11.5%
Colgate-Palmolive Co.	4,876	$315,623
L’Oreal S.A.	1,981	327,970
Newell Rubbermaid, Inc.	7,477	250,629
Procter & Gamble Co.	4,208	349,727

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - continued
Reckitt Benckiser Group PLC	3,894	$339,393

		$1,583,342
Electrical Equipment - 5.1%
Danaher Corp.	4,580	$350,874
Schneider Electric S.A.	4,178	353,096

		$703,970
Food & Beverages - 12.8%
Groupe Danone	5,903	$412,167
M. Dias Branco S.A. Industria e Comercio de Alimentos	7,400	333,884
Nestle S.A.	6,685	518,824
Unilever N.V.	6,279	260,998
Want Want China Holdings Ltd.	195,000	241,798

		$1,767,671
Gaming & Lodging - 1.2%
InterContinental Hotels Group PLC	4,333	$166,096

General Merchandise - 2.0%
Target Corp.	4,540	$272,718

Other Banks & Diversified Financials - 4.7%
Julius Baer Group Ltd.	6,983	$317,413
Visa, Inc., “A”	1,521	323,243

		$640,656
Restaurants - 5.5%
McDonald’s Corp.	4,736	$443,858
YUM! Brands, Inc.	4,259	308,479

		$752,337
Specialty Stores - 5.9%
AutoZone, Inc. (a)	487	$262,415
L Brands, Inc.	2,152	137,405
Urban Outfitters, Inc. (a)	10,273	408,763

		$808,583
Tobacco - 5.5%
Imperial Tobacco Group PLC	2,722	$118,712
Japan Tobacco, Inc.	12,100	414,478
Swedish Match AB	6,537	218,298

		$751,488
Total Common Stocks (Identified Cost, $11,498,097)		$13,210,891

11

Portfolio of Investments – continued

Money Market Funds - 3.9%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	541,652	$541,652
Total Investments (Identified Cost, $12,039,749)		$13,752,543

Other Assets, Less Liabilities - (0.0)%		(2,377)
Net Assets - 100.0%		$13,750,166

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $11,498,097)	$13,210,891
Underlying affiliated funds, at cost and value	541,652
Total investments, at value (identified cost, $12,039,749)	$13,752,543
Foreign currency, at value (identified cost, $472)	472
Receivables for
Investments sold	2,474
Fund shares sold	37,551
Interest and dividends	31,681
Receivable from investment adviser	7,211
Other assets	47
Total assets	$13,831,979
Liabilities
Payables for
Investments purchased	$3,751
Fund shares reacquired	8,912
Payable to affiliates
Shareholder servicing costs	7,409
Distribution and service fees	475
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	61,261
Total liabilities	$81,813
Net assets	$13,750,166
Net assets consist of
Paid-in capital	$11,775,902
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,712,522
Accumulated net realized gain (loss) on investments and foreign currency	212,494
Undistributed net investment income	49,248
Net assets	$13,750,166
Shares of beneficial interest outstanding	980,614

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$8,639,039	615,155	$14.04
Class B	486,031	35,158	13.82
Class C	1,711,928	123,853	13.82
Class I	2,913,168	206,448	14.11

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.90 [100 / 94.25 x $14.04]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$285,056
Dividends from underlying affiliated funds	414
Foreign taxes withheld	(18,741)
Total investment income	$266,729
Expenses
Management fee	$115,433
Distribution and service fees	38,663
Shareholder servicing costs	17,318
Administrative services fee	17,500
Independent Trustees’ compensation	1,128
Custodian fee	14,128
Shareholder communications	12,484
Audit and tax fees	52,475
Legal fees	102
Registration fees	43,678
Miscellaneous	12,327
Total expenses	$325,236
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and distributor	(132,796)
Net expenses	$192,439
Net investment income	$74,290
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$250,401
Foreign currency	(621)
Net realized gain (loss) on investments and foreign currency	$249,780
Change in unrealized appreciation (depreciation)
Investments	$577,672
Translation of assets and liabilities in foreign currencies	(87)
Net unrealized gain (loss) on investments and foreign currency translation	$577,585
Net realized and unrealized gain (loss) on investments and foreign currency	$827,365
Change in net assets from operations	$901,655

See Notes to Financial Statements

14

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment income	$74,290	$66,045
Net realized gain (loss) on investments and foreign currency	249,780	864,632
Net unrealized gain (loss) on investments and foreign currency translation	577,585	693,645
Change in net assets from operations	$901,655	$1,624,322
Distributions declared to shareholders
From net investment income	$(68,001)	$(60,003)
From net realized gain on investments	(810,506)	(128,508)
Total distributions declared to shareholders	$(878,507)	$(188,511)
Change in net assets from fund share transactions	$3,114,847	$(1,612,004)
Total change in net assets	$3,137,995	$(176,193)
Net assets
At beginning of period	10,612,171	10,788,364
At end of period (including undistributed net investment income of $49,248 and $66,563, respectively)	$13,750,166	$10,612,171

See Notes to Financial Statements

15

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31		Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$13.95	$12.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.07	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	1.91	1.96
Total from investment operations	$1.13	$1.98	$2.16
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)	$—
From net realized gain on investments	(0.96)	(0.13)	—
Total distributions declared to shareholders	$(1.04)	$(0.19)	$—
Net asset value, end of period (x)	$14.04	$13.95	$12.16
Total return (%) (r)(s)(t)(x)	8.30	16.39	21.60	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.48	2.89	6.60	(a)
Expenses after expense reductions (f)	1.45	1.45	1.45	(a)
Net investment income	0.64	0.55 (l)	1.83	(a)(l)
Portfolio turnover	17	82	19	(n)
Net assets at end of period (000 omitted)	$8,639	$6,632	$8,331

See Notes to Financial Statements

16

Financial Highlights – continued

Class B	Years ended 8/31			Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$13.81	$12.07		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.01		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	1.86		2.08
Total from investment operations	$1.01	$1.87		$2.07
Less distributions declared to shareholders
From net investment income	$(0.04)	$—		$—
From net realized gain on investments	(0.96)	(0.13)		—
Total distributions declared to shareholders	$(1.00)	$(0.13)		$—
Net asset value, end of period (x)	$13.82	$13.81		$12.07
Total return (%) (r)(s)(t)(x)	7.48	15.55		20.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.23	3.96		5.96	(a)
Expenses after expense reductions (f)	2.20	2.21		2.20	(a)
Net investment income (loss)	(0.12)	0.09		(0.10	)(a)
Portfolio turnover	17	82		19	(n)
Net assets at end of period (000 omitted)	$486	$364		$131

Class C	Years ended 8/31			Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$13.81	$12.07		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.02		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.02	1.85		2.08
Total from investment operations	$1.01	$1.87		$2.07
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00	)(w)	$—
From net realized gain on investments	(0.96)	(0.13)		—
Total distributions declared to shareholders	$(1.00)	$(0.13)		$—
Net asset value, end of period (x)	$13.82	$13.81		$12.07
Total return (%) (r)(s)(t)(x)	7.50	15.57		20.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.22	4.02		5.96	(a)
Expenses after expense reductions (f)	2.20	2.21		2.20	(a)
Net investment income (loss)	(0.08)	0.16		(0.07	)(a)
Portfolio turnover	17	82		19	(n)
Net assets at end of period (000 omitted)	$1,712	$927		$133

See Notes to Financial Statements

17

Financial Highlights – continued

Class I	Years ended 8/31		Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$14.00	$12.18	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.14	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.05	1.88	2.09
Total from investment operations	$1.17	$2.02	$2.18
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.07)	$—
From net realized gain on investments	(0.96)	(0.13)	—
Total distributions declared to shareholders	$(1.06)	$(0.20)	$—
Net asset value, end of period (x)	$14.11	$14.00	$12.18
Total return (%) (r)(s)(x)	8.57	16.72	21.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.24	2.86	4.94	(a)
Expenses after expense reductions (f)	1.20	1.21	1.20	(a)
Net investment income	0.85	1.03	0.90	(a)
Portfolio turnover	17	82	19	(n)
Net assets at end of period (000 omitted)	$2,913	$2,690	$2,193

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 28, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	The net investment income ratio does not vary by the class specific expense differential because of the timing of sales of fund shares and the allocation of fund level income at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Leaders Fund (the fund) was a non-diversified series of MFS Series Trust I (the trust) during the reporting period (See Note 8 – Subsequent Event). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

19

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

20

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$13,210,891	$—	$—	$13,210,891
Mutual Funds	541,652	—	—	541,652
Total Investments	$13,752,543	$—	$—	$13,752,543

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $828,402 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

21

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

22

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/14	8/31/13
Ordinary income (including any short-term capital gains)	$795,002	$188,511
Long-term capital gains	83,505	—
Total distributions	$878,507	$188,511

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$12,062,954
Gross appreciation	1,781,136
Gross depreciation	(91,547)
Net unrealized appreciation (depreciation)	$1,689,589
Undistributed ordinary income	138,864
Undistributed long-term capital gain	146,442
Other temporary differences	(631)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/14	Year ended 8/31/13	Year ended 8/31/14	Year ended 8/31/13
Class A	$43,141	$47,256	$505,890	$101,361
Class B	1,474	—	32,256	1,620
Class C	4,066	30	87,699	2,914
Class I	19,320	12,717	184,661	22,613
Total	$68,001	$60,003	$810,506	$128,508

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

23

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $435, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I
1.45%	2.20%	2.20%	1.20%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the year ended August 31, 2014, this reduction amounted to $132,261 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $11,211 for the year ended August 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$20,298
Class B	0.75%	0.25%	1.00%	1.00%	4,652
Class C	0.75%	0.25%	1.00%	1.00%	13,713
Total Distribution and Service Fees					$38,663

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2014, this rebate amounted to $80 for Class A and is included in the reduction of total expenses in the Statement of Operations.

24

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2014, were as follows:

Amount
Class A	$207
Class B	276
Class C	349

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $3,313, which equated to 0.0258% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $14,005.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.1364% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014,

25

Notes to Financial Statements – continued

Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $66 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $20, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 10,143 shares of Class A for an aggregate amount of $147,378. At August 31, 2014, MFS held approximately 95% of the outstanding shares of Class I.

(4) Portfolio Securities

For the year ended August 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $4,255,431 and $2,109,651, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	255,307	$3,612,305	491,804	$6,548,966
Class B	11,692	169,040	15,708	209,931
Class C	70,847	990,306	56,826	739,685
Class I	1,341	19,082	9,352	130,223
	339,187	$4,790,733	573,690	$7,628,805

Shares issued to shareholders in reinvestment of distributions
Class A	39,229	$537,433	11,590	$147,077
Class B	2,406	32,621	128	1,620
Class C	6,502	88,100	233	2,944
Class I	14,846	203,981	2,778	35,330
	62,983	$862,135	14,729	$186,971

26

Notes to Financial Statements – continued

	Year ended 8/31/14		Year ended 8/31/13
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(154,628)	$(2,164,259)	(713,390)	$(9,410,438)
Class B	(5,284)	(74,272)	(310)	(4,144)
Class C	(20,627)	(273,867)	(970)	(13,198)
Class I	(1,869)	(25,623)	—	—
	(182,408)	$(2,538,021)	(714,670)	$(9,427,780)

Net change
Class A	139,908	$1,985,479	(209,996)	$(2,714,395)
Class B	8,814	127,389	15,526	207,407
Class C	56,722	804,539	56,089	729,431
Class I	14,318	197,440	12,130	165,553
	219,762	$3,114,847	(126,251)	$(1,612,004)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $50 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	466,176	3,823,282	(3,747,806)	541,652

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$414	$541,652

27

Notes to Financial Statements – continued

(8) Subsequent Event

Effective September 29, 2014, MFS Global Leaders Fund became a diversified series of the trust.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Global Leaders Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Leaders Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Leaders Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

29

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

30

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

31

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

33

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Matthew Barrett Maile Clark

34

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

35

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2013. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 28, 2011 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

36

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

37

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

38

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $107,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 7.24% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $214,258. The fund intends to pass through foreign tax credits of $18,853 for the fiscal year.

39

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

41

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® LOW VOLATILITY GLOBAL EQUITY FUND

LVO-ANN

MFS® LOW VOLATILITY GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (a)

Top ten holdings
Discover Financial Services	1.5%
General Mills, Inc.	1.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.3%
Amgen, Inc.	1.2%
Roche Holding AG	1.1%
Exxon Mobil Corp.	1.0%
Johnson & Johnson	1.0%
Cheung Kong Infrastructure Holdings Ltd.	0.9%
Lockheed Martin Corp.	0.9%
Pfizer, Inc.	0.8%

Equity sectors
Health Care	6.5%
Financial Services	6.4%
Utilities & Communications	6.1%
Consumer Staples	5.2%
Retailing	3.6%
Energy	3.5%
Leisure	3.5%
Technology	3.0%
Industrial Goods & Services	1.1%
Autos & Housing	1.0%
Transportation	0.9%
Basic Materials	0.4%

(a)	The high percentage in Cash & Other is due to a large shareholder subscription at period end. As a matter of policy, MFS normally invests at least 80% of the fund’s net assets in equity securities. For the fund’s most recent publicly-available holdings, go to mfs.com.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the period December 5, 2013 through August 31, 2014, Class A shares of the MFS Low Volatility Global Equity Fund (“fund”) provided a total return of 10.13%, at net asset value. This compares with a return of 11.19% for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

The combination of stock selection and an underweight position in the technology sector detracted from performance relative to the MSCI All Country World Index. Not holding strong-performing computer and personal electronics maker Apple (United States) hindered relative performance. Shares of Apple spiked late in the reporting period prior to the company’s release of their highly anticipated new IPhone 6 and IPhone 6 Plus smartphones. Additionally, strong consumer demand resulted in record pre-orders for the company’s products.

3

Management Review – continued

Security selection and an overweight position in the consumer staples sector dampened relative performance, led by holdings of poor-performing tobacco supply company Schweitzer-Mauduit (h)(b) (United States). The stock declined due to increased competition and a weak pricing environment for the company’s cigarette paper products.

Stock selection in the energy sector also held back relative performance. The timing of the fund’s ownership in shares of oil and gas producer Range Resources (United States) dampened relative returns. The company had relatively large capital expenditures during a period in which excess supply was available.

Elsewhere, the fund’s overweight position in Japanese banking and financial services firm Sumitomo Mitsui Financial, and holdings of Panama-based airline services provider Copa Holdings (b), weakened relative performance as both stocks underperformed the benchmark during the reporting period. The fund’s overweight positions in pharmaceutical giant Pfizer (United States), telecommunications company KDDI (Japan), fast food restaurant chain operator McDonalds (United States), and holdings of international betting and gaming company Paddy Power (b) (Ireland) and global fleet vehicle fuel card provider Fleetcor Technologies (h) (United States), also weighed on relative performance.

Contributors to Performance

Stock selection and, to a lesser extent, the fund’s underweight position in the industrial goods & services sector supported relative performance, led by an overweight position in defense contractor Lockheed Martin (United States). The stock appreciated early in the reporting period as the company reported strong earnings and positive performance from the company’s surveillance systems programs.

Strong security selection in the retailing sector contributed to relative performance. The fund’s overweight position in strong-performing US-based retailer Kroger aided relative performance. The company benefited from decreased competition, increased demand and an improved product mix during the reporting period.

The combination of stock selection and underweight position in the financial services sector contributed to relative performance. The fund’s overweight positions in strong-performing global payment services company Discover Financial Services (United States) and diversified financial services company Suncorp-Metway, and holdings of lending company Provident Financial  (h)(b) (United Kingdom), bolstered relative results. Shares of Discover Financial Services outperformed the benchmark during the reporting period due to an increase in loan growth, improved cost management and a lower tax rate.

Other top relative contributors for the period included the fund’s holdings of generic drug manufacturer Teva Pharmaceuticals (Israel), semiconductor manufacturer Taiwan Semiconductor (Taiwan) and airline company Southwest Airlines (United States). Overweight positions in biotechnology firm Amgen (United States) and in strong-performing UK-based hotel and restaurant chain operator Whitbread also helped.

Respectfully,

James Fallon	Jonathan Sage
Portfolio Manager	Portfolio Manager

4

Management Review – continued

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	Life (t)
A	12/05/13	10.13%
B	12/05/13	9.40%
C	12/05/13	9.40%
I	12/05/13	10.19%
R1	12/05/13	9.40%
R2	12/05/13	9.79%
R3	12/05/13	10.04%
R4	12/05/13	10.29%
R5	12/05/13	10.21%
Comparative benchmark
MSCI All Country World Index (f)		11.19%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.80%
B With CDSC (Declining over six years from 4% to 0%) (v)		5.40%
C With CDSC (1% for 12 months) (v)		8.40%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	1.21%	$1,000.00	$1,054.87	$6.27
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
B	Actual	2.05%	$1,000.00	$1,049.89	$10.59
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
C	Actual	2.05%	$1,000.00	$1,049.93	$10.59
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
I	Actual	1.06%	$1,000.00	$1,054.47	$5.49
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R1	Actual	2.05%	$1,000.00	$1,049.89	$10.59
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
R2	Actual	1.55%	$1,000.00	$1,051.66	$8.02
	Hypothetical (h)	1.55%	$1,000.00	$1,017.39	$7.88
R3	Actual	1.30%	$1,000.00	$1,054.04	$6.73
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R4	Actual	1.05%	$1,000.00	$1,055.42	$5.44
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R5	Actual	1.06%	$1,000.00	$1,054.68	$5.49
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.10%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 41.2%
Issuer	Shares/Par	Value ($)

Aerospace - 0.8%
Lockheed Martin Corp.	372	$64,725

Airlines - 0.6%
Copa Holdings S.A., “A”	175	$21,522
Southwest Airlines Co.	660	21,127

		$42,649
Automotive - 0.7%
USS Co. Ltd.	3,200	$52,746

Biotechnology - 1.2%
Amgen, Inc.	644	$89,761

Broadcasting - 0.5%
Television Broadcasts Ltd.	6,300	$39,710

Cable TV - 1.2%
Liberty Global PLC, “A” (a)	538	$23,494
Liberty Global PLC, “C” (a)	538	22,558
Time Warner Cable, Inc.	160	23,669
Ziggo N.V.	378	17,980

		$87,701
Computer Software - 0.3%
Dassault Systems S.A.	357	$23,642

Computer Software - Systems - 0.6%
EMC Corp.	587	$17,334
NICE Systems Ltd., ADR	709	27,942

		$45,276
Construction - 0.3%
Geberit AG	63	$21,376

Consumer Products - 1.3%
Colgate-Palmolive Co.	225	$14,564
Kimberly-Clark Corp.	318	34,344
Procter & Gamble Co.	612	50,863

		$99,771

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - 1.9%
Siliconware Precision Industries Co. Ltd., ADR	5,621	$41,314
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,842	101,391

		$142,705
Energy - Independent - 1.3%
Dragon Oil PLC	1,296	$12,772
EQT Corp.	407	40,317
Range Resources Corp.	538	42,281

		$95,370
Energy - Integrated - 2.0%
Chevron Corp.	189	$24,466
Exxon Mobil Corp.	784	77,977
Royal Dutch Shell PLC, “B”	1,238	52,317

		$154,760
Food & Beverages - 3.3%
Chr. Hansen Holding A.S.	669	$27,214
General Mills, Inc.	2,054	109,643
House Foods Group, Inc.	800	14,348
Mondelez International, Inc.	501	18,131
Nestle S.A.	366	28,405
Sligro Food Group N.V.	505	19,953
Toyo Suisan Kaisha Ltd.	1,000	31,285

		$248,979
Food & Drug Stores - 2.3%
CVS Caremark Corp.	234	$18,591
Dairy Farm International Holdings Ltd.	1,800	18,720
Kroger Co.	1,118	56,996
Lawson, Inc.	600	43,078
METRO, Inc., “A”	221	14,328
Sundrug Co. Ltd.	500	22,202

		$173,915
Gaming & Lodging - 0.6%
Norwegian Cruise Line Holdings Ltd. (a)	663	$22,085
Paddy Power PLC	397	25,378

		$47,463
General Merchandise - 0.2%
Macy’s, Inc.	221	$13,766

Insurance - 1.9%
Beazley Group PLC	3,985	$16,672
Catlin Group Ltd.	3,331	28,424

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Intact Financial Corp.	489	$33,371
Suncorp-Metway Ltd.	3,945	53,166
Travelers Cos., Inc.	147	13,922

		$145,555
Internet - 0.3%
Google, Inc., “A” (a)	34	$19,800

Machinery & Tools - 0.2%
Schindler Holding AG	123	$17,886

Major Banks - 1.7%
Bank of Nova Scotia	330	$21,853
BOC Hong Kong Holdings Ltd.	12,000	40,335
Royal Bank of Canada	244	18,122
Sumitomo Mitsui Financial Group, Inc.	800	32,298
Wells Fargo & Co.	267	13,734

		$126,342
Medical & Health Technology & Services - 0.6%
Kobayashi Pharmaceutical Co. Ltd.	500	$32,053
Miraca Holdings, Inc.	300	13,956

		$46,009
Medical Equipment - 1.0%
Abbott Laboratories	378	$15,967
Fisher & Paykel Healthcare Corp. Ltd.	13,353	57,186

		$73,153
Natural Gas - Distribution - 0.4%
China Resources Gas Group Ltd.	6,000	$17,458
Osaka Gas Co. Ltd.	3,000	12,341

		$29,799
Oil Services - 0.2%
Rowan Cos., Inc., “A”	501	$15,190

Other Banks & Diversified Financials - 2.0%
China Construction Bank	23,000	$17,094
Credicorp Ltd.	152	23,571
Discover Financial Services	1,798	112,141

		$152,806

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - 3.7%
Johnson & Johnson	709	$73,545
Novartis AG	256	22,963
Pfizer, Inc.	2,092	61,484
Roche Holding AG	296	86,313
Teva Pharmaceutical Industries Ltd., ADR	715	37,552

		$281,857
Railroad & Shipping - 0.3%
Canadian National Railway Co.	355	$25,510

Real Estate - 0.8%
Allreal Holding AG	244	$33,462
Champion, REIT	57,000	26,036

		$59,498
Restaurants - 1.2%
McDonald’s Corp.	536	$50,234
Whitbread PLC	522	38,035

		$88,269
Specialty Chemicals - 0.5%
PolyOne Corp.	317	$12,433
Symrise AG	416	22,225

		$34,658
Specialty Stores - 1.1%
Home Depot, Inc.	267	$24,965
Inditex	541	15,674
Ross Stores, Inc.	563	42,461

		$83,100
Telecommunications - Wireless - 1.5%
Crown Castle International Corp.	635	$50,489
KDDI Corp.	500	28,829
SBA Communications Corp. (a)	338	37,278

		$116,596
Telephone Services - 1.1%
BCE, Inc.	318	$14,316
DiGi.Com Berhad	23,100	41,993
TDC A.S.	2,072	17,785
Verizon Communications, Inc.	267	13,302

		$87,396

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 0.6%
Altria Group, Inc.	367	$15,810
Japan Tobacco, Inc.	400	13,702
Lorillard, Inc.	325	19,403

		$48,915
Utilities - Electric Power - 3.0%
Alliant Energy Corp.	244	$14,272
American Electric Power Co., Inc.	477	25,615
Cheung Kong Infrastructure Holdings Ltd.	9,000	64,974
Consolidated Edison, Inc.	330	19,104
Dominion Resources, Inc.	195	13,693
Duke Energy Corp.	256	18,941
Hongkong Electric Holdings Ltd.	2,000	18,219
PG&E Corp.	1,188	55,218

		$230,036
Total Common Stocks (Identified Cost, $2,956,629)		$3,126,690

Money Market Funds - 1.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	128,237	$128,237
Total Investments (Identified Cost, $3,084,866)		$3,254,927

Other Assets, Less Liabilities - 57.1%		4,335,443
Net Assets - 100.0%		$7,590,370

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,956,629)	$3,126,690
Underlying affiliated funds, at cost and value	128,237
Total investments, at value (identified cost, $3,084,866)	$3,254,927
Cash	166
Foreign currency, at value (identified cost, $184)	184
Receivables for
Fund shares sold	4,428,122
Interest and dividends	11,604
Receivable from distributor	5
Total assets	$7,695,008
Liabilities
Payable for fund shares reacquired	$40
Payable to affiliates
Investment adviser	65,937
Shareholder servicing costs	165
Payable for independent Trustees’ compensation	3
Accrued expenses and other liabilities	38,493
Total liabilities	$104,638
Net assets	$7,590,370
Net assets consist of
Paid-in capital	$7,364,621
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	170,024
Accumulated net realized gain (loss) on investments and foreign currency	46,984
Undistributed net investment income	8,741
Net assets	$7,590,370
Shares of beneficial interest outstanding	695,063

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$799,895	73,272	$10.92
Class B	116,478	10,681	10.91
Class C	130,402	11,958	10.91
Class I	138,103	12,639	10.93
Class R1	109,453	10,037	10.91
Class R2	109,859	10,063	10.92
Class R3	110,062	10,077	10.92
Class R4	110,266	10,091	10.93
Class R5	5,965,852	546,245	10.92

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.59 [100 / 94.25 x $10.92]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Period ended 8/31/14 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$56,940
Dividends from underlying affiliated funds	69
Foreign taxes withheld	(2,472)
Total investment income	$54,537
Expenses
Management fee	$16,963
Distribution and service fees	3,550
Shareholder servicing costs	548
Administrative services fee	12,947
Independent Trustees’ compensation	686
Custodian fee	16,342
Shareholder communications	5,834
Audit and tax fees	30,995
Legal fees	17
Registration fees	14,956
Miscellaneous	10,728
Total expenses	$113,566
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and distributor	(90,226)
Net expenses	$23,339
Net investment income	$31,198
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$47,128
Foreign currency	(2,240)
Net realized gain (loss) on investments and foreign currency	$44,888
Change in unrealized appreciation (depreciation)
Investments	$170,061
Translation of assets and liabilities in foreign currencies	(37)
Net unrealized gain (loss) on investments and foreign currency translation	$170,024
Net realized and unrealized gain (loss) on investments and foreign currency	$214,912
Change in net assets from operations	$246,110

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended
8/31/14 (c)
Change in net assets
From operations
Net investment income	$31,198
Net realized gain (loss) on investments and foreign currency	44,888
Net unrealized gain (loss) on investments and foreign currency translation	170,024
Change in net assets from operations	$246,110
Distributions declared to shareholders
From net investment income	$(21,333)
Change in net assets from fund share transactions	$7,365,593
Total change in net assets	$7,590,370
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $8,741)	$7,590,370

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.86
Total from investment operations	$1.01
Less distributions declared to shareholders
From net investment income	$(0.09)
Net asset value, end of period (x)	$10.92
Total return (%) (r)(s)(t)(x)	10.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.81	(a)
Expenses after expense reductions (f)	1.22	(a)
Net investment income	1.86	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$800

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.89
Total from investment operations	$0.95
Less distributions declared to shareholders
From net investment income	$(0.04)
Net asset value, end of period (x)	$10.91
Total return (%) (r)(s)(t)(x)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.87	(a)
Expenses after expense reductions (f)	2.07	(a)
Net investment income	0.80	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$116

Class C	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.89
Total from investment operations	$0.95
Less distributions declared to shareholders
From net investment income	$(0.04)
Net asset value, end of period (x)	$10.91
Total return (%) (r)(s)(t)(x)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.85	(a)
Expenses after expense reductions (f)	2.07	(a)
Net investment income	0.82	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$130

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.89
Total from investment operations	$1.03
Less distributions declared to shareholders
From net investment income	$(0.10)
Net asset value, end of period (x)	$10.93
Total return (%) (r)(s)(x)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.85	(a)
Expenses after expense reductions (f)	1.07	(a)
Net investment income	1.81	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$138

Class R1	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.89
Total from investment operations	$0.95
Less distributions declared to shareholders
From net investment income	$(0.04)
Net asset value, end of period (x)	$10.91
Total return (%) (r)(s)(x)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.89	(a)
Expenses after expense reductions (f)	2.07	(a)
Net investment income	0.79	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$109

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.89
Total from investment operations	$0.99
Less distributions declared to shareholders
From net investment income	$(0.07)
Net asset value, end of period (x)	$10.92
Total return (%) (r)(s)(x)	9.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.39	(a)
Expenses after expense reductions (f)	1.57	(a)
Net investment income	1.29	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$110

Class R3	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.88
Total from investment operations	$1.00
Less distributions declared to shareholders
From net investment income	$(0.08)
Net asset value, end of period (x)	$10.92
Total return (%) (r)(s)(x)	10.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.14	(a)
Expenses after expense reductions (f)	1.32	(a)
Net investment income	1.54	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$110

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.89
Total from investment operations	$1.03
Less distributions declared to shareholders
From net investment income	$(0.10)
Net asset value, end of period (x)	$10.93
Total return (%) (r)(s)(x)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.89	(a)
Expenses after expense reductions (f)	1.07	(a)
Net investment income	1.79	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$110

Class R5	Period ended 8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.88
Total from investment operations	$1.02
Less distributions declared to shareholders
From net investment income	$(0.10)
Net asset value, end of period (x)	$10.92
Total return (%) (r)(s)(x)	10.21	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.88	(a)
Expenses after expense reductions (f)	1.06	(a)
Net investment income	1.80	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$5,966

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

26

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

27

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,126,690	$—	$—	$3,126,690
Mutual Funds	128,237	—	—	128,237
Total Investments	$3,254,927	$—	$—	$3,254,927

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in

28

Notes to Financial Statements – continued

realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the period ended August 31, 2014, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last fiscal period is as follows:

8/31/14
Ordinary income (including any short-term capital gains)	$21,333

29

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$3,085,056
Gross appreciation	208,129
Gross depreciation	(38,258)
Net unrealized appreciation (depreciation)	$169,871

Undistributed ordinary income	55,915
Other temporary differences	(37)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statement of Changes in Net Assets are presented by class as follows:

From net investment income
Period ended 8/31/14 (c)
Class A	$2,891
Class B	389
Class C	403
Class I	1,071
Class R1	389
Class R2	673
Class R3	816
Class R4	959
Class R5	13,742
Total	$21,333

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee to 0.75% of average daily net assets for the first $1 billion, and 0.70% of average daily net assets in excess of

30

Notes to Financial Statements – continued

$1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period ended August 31, 2014, this management fee reduction amounted to $2,827, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended August 31, 2014, this management fee reduction amounted to $73, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended August 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.35%	2.10%	2.10%	1.10%	2.10%	1.60%	1.35%	1.10%	1.06%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period ended August 31, 2014, this reduction amounted to $87,079 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,993 for the period ended August 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$618
Class B	0.75%	0.25%	1.00%	1.00%	781
Class C	0.75%	0.25%	1.00%	1.00%	799
Class R1	0.75%	0.25%	1.00%	1.00%	772
Class R2	0.25%	0.25%	0.50%	0.50%	386
Class R3	—	0.25%	0.25%	0.25%	194
Total Distribution and Service Fees					$3,550

31

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period ended August 31, 2014, this rebate amounted to $243 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. There were no contingent deferred sales charges imposed during the period ended August 31, 2014.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended August 31, 2014, the fee was $330 which equated to 0.0175% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the period ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $218.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended August 31, 2014 was equivalent to an annual effective rate of 0.6865% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to

32

Notes to Financial Statements – continued

June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the period ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 5, 2013, MFS purchased 140,000 shares of Class R5 and 10,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $2,200,000.

At August 31, 2014, MFS held approximately 94%, 84%, and 80%, of the outstanding shares of Class B, Class C, and Class I, respectively, and 100% of the outstanding shares each of Class R1, Class R2, Class R3, and Class R4.

(4) Portfolio Securities

For the period ended August 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $3,630,701 and $720,885, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 8/31/14 (c)
	Shares	Amount
Shares sold
Class A	74,023	$777,936
Class B	10,644	106,935
Class C	11,922	120,556
Class I	12,538	127,000
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,000	100,000
Class R4	10,000	100,000
Class R5	544,945	5,822,000
	694,072	$7,354,427

33

Notes to Financial Statements – continued

	Period ended 8/31/14 (c)
	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	272	$2,891
Class B	37	389
Class C	38	403
Class I	101	1,071
Class R1	37	389
Class R2	63	673
Class R3	77	816
Class R4	91	959
Class R5	1,300	13,742
	2,016	$21,333

Shares reacquired
Class A	(1,023)	$(10,146)
Class C	(2)	(21)
	(1,025)	$(10,167)

Net change
Class A	73,272	$770,681
Class B	10,681	107,324
Class C	11,958	120,938
Class I	12,639	128,071
Class R1	10,037	100,389
Class R2	10,063	100,673
Class R3	10,077	100,816
Class R4	10,091	100,959
Class R5	546,245	5,835,742
	695,063	$7,365,593

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an

34

Notes to Financial Statements – continued

agreed upon spread. For the period ended August 31, 2014, the fund’s commitment fee and interest expense were $5 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	3,141,195	(3,012,958)	128,237

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$69	$128,237

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Low Volatility Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Low Volatility Global Equity Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the period from December 5, 2013 (the commencement of the Fund’s investment operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Low Volatility Global Equity Fund as of August 31, 2014, and the results of its operations, changes in its net assets, and the financial highlights for the period from December 5, 2013 (the commencement of the Fund’s investment operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

40

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Fallon Jonathan Sage

41

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 28.08% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

42

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

43

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

44

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® LOW VOLATILITY EQUITY FUND

LVU-ANN

MFS® LOW VOLATILITY EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Everest Re Group Ltd.	3.4%
M&T Bank Corp.	3.3%
Procter & Gamble Co.	3.1%
McDonald’s Corp.	3.0%
Public Storage, Inc., REIT	2.9%
Automatic Data Processing, Inc.	2.8%
Johnson & Johnson	2.8%
Kroger Co.	2.7%
Chevron Corp.	2.6%
Exxon Mobil Corp.	2.5%

Equity sectors
Financial Services	18.7%
Consumer Staples	13.8%
Utilities & Communications	12.5%
Health Care	12.3%
Technology	11.8%
Retailing	8.6%
Industrial Goods & Services	6.0%
Energy	5.6%
Leisure	4.4%
Special Products & Services	3.3%
Basic Materials	1.1%
Transportation	0.4%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the period December 5, 2013 through August 31, 2014, Class A shares of the MFS Low Volatility Equity Fund (“fund”) provided a total return of 8.82%, at net asset value. This compares with a return of 13.44% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection in the health care sector detracted from performance relative to the S&P 500 Index. The fund’s holdings of healthcare products suppliers Perrigo  (h) (Ireland) and Schein Henry (h)(b), and not holding strong-performing biotechnology firm Gilead Sciences, held back relative results. Shares of Perrigo depreciated during the period due to a decline in organic growth, weak demand and fewer products in the company’s pipeline.

3

Management Review – continued

The combination of stock selection and an underweight position in the technology sector dampened relative returns. Not holding strong-performing computer and personal electronics maker Apple weighed on relative performance as the stock outperformed the benchmark during the period. Shares of Apple spiked late in the reporting period prior to the company’s release of their highly anticipated new IPhone 6 and IPhone 6 Plus smartphones. Additionally, strong consumer demand resulted in record pre-orders for the company’s products.

Elsewhere, the fund’s overweight positions in fast food restaurant chain operator McDonald’s, retail store operator Wal-Mart Stores, membership-based wholesaler Costco Wholesale and waste management company Stericycle held back relative performance. Shares of McDonald’s came under pressure due to decreased sales in China and Japan and weak domestic demand. Holdings of reinsurance and insurance provider Everest Reinsurance (Bermuda) were also among the fund’s top relative detractors.

The fund’s cash and/or cash equivalents position during the period weakened relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the consumer staples sector contributed to relative performance, led by the fund’s overweight position in tobacco producer Lorillard. Shares of Lorillard rose as the company announced the planned acquisition of tobacco company R.J. Reynolds during the reporting period.

The combination of security selection and an underweight position in the industrial goods & services sector also aided relative performance. Not holding shares of poor-performing diversified industrial conglomerate General Electric (United States), and an overweight position in aerospace and defense company General Dynamics, benefited relative results. Shares of General Dynamics appreciated steadily during the reporting period due to strong performance from the company’s defense business and increased demand.

Stocks in other sectors that strengthened relative performance included the fund’s overweight positions in pharmaceutical company Eli Lilly (United States), retailer Kroger (United States) and semiconductor company Intel (United States). Avoiding shares of weak-performing financial services firms Citigroup (United States), Bank of America (United States) and JPMorgan Chase (United States) also helped. Additionally, the fund’s underweight position in pharmaceutical giant Pfizer (United States), which turned in poor performance for the period, benefited relative returns.

Respectfully,

James Fallon Portfolio Manager	Matthew Krummell Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	Life (t)
A	12/05/13	8.82%
B	12/05/13	8.23%
C	12/05/13	8.27%
I	12/05/13	9.09%
R1	12/05/13	8.30%
R2	12/05/13	8.69%
R3	12/05/13	8.84%
R4	12/05/13	9.09%
R5	12/05/13	9.11%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		13.44%
Average annual with sales charge
A With initial Sales Charge (5.75%)		2.56%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.23%
C With CDSC (1% for 12 months) (v)		7.27%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

7

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	1.15%	$1,000.00	$1,060.59	$5.97
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
B	Actual	1.92%	$1,000.00	$1,056.91	$9.95
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75
C	Actual	1.92%	$1,000.00	$1,057.34	$9.96
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75
I	Actual	0.92%	$1,000.00	$1,062.23	$4.78
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
R1	Actual	1.92%	$1,000.00	$1,057.62	$9.96
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75
R2	Actual	1.42%	$1,000.00	$1,060.41	$7.37
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
R3	Actual	1.17%	$1,000.00	$1,060.81	$6.08
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
R4	Actual	0.92%	$1,000.00	$1,062.19	$4.78
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
R5	Actual	0.91%	$1,000.00	$1,062.42	$4.73
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%
Issuer	Shares/Par	Value ($)

Aerospace - 3.5%
General Dynamics Corp.	223	$27,485
Honeywell International, Inc.	419	39,901
Lockheed Martin Corp.	144	25,056
United Technologies Corp.	417	45,028

		$137,470
Business Services - 3.3%
Amdocs Ltd.	406	$19,123
Automatic Data Processing, Inc.	1,315	109,776

		$128,899
Cable TV - 0.5%
Time Warner Cable, Inc.	133	$19,675

Chemicals - 0.5%
3M Co.	141	$20,304

Computer Software - 1.6%
Intuit, Inc.	493	$41,008
Oracle Corp.	481	19,976

		$60,984
Computer Software - Systems - 1.4%
International Business Machines Corp.	289	$55,575

Consumer Products - 4.5%
Colgate-Palmolive Co.	617	$39,938
Kimberly-Clark Corp.	138	14,904
Procter & Gamble Co.	1,441	119,762

		$174,604
Electronics - 5.9%
Analog Devices, Inc.	357	$18,250
Intel Corp.	1,958	68,373
KLA-Tencor Corp.	309	23,614
Microchip Technology, Inc.	1,609	78,567
Texas Instruments, Inc.	802	38,640

		$227,444

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 5.1%
Chevron Corp.	774	$100,194
Exxon Mobil Corp.	991	98,565

		$198,759
Entertainment - 0.4%
Regal Entertainment Group, “A”	763	$16,061

Food & Beverages - 5.8%
Bunge Ltd.	184	$15,576
Coca-Cola Co.	556	23,196
Dr Pepper Snapple Group, Inc.	367	23,092
General Mills, Inc.	1,637	87,383
McCormick & Co., Inc.	344	23,973
Mondelez International, Inc.	493	17,842
PepsiCo, Inc.	357	33,019

		$224,081
Food & Drug Stores - 3.1%
CVS Caremark Corp.	234	$18,591
Kroger Co.	2,021	103,031

		$121,622
Gaming & Lodging - 0.4%
Norwegian Cruise Line Holdings Ltd. (a)	526	$17,521

General Merchandise - 4.1%
Costco Wholesale Corp.	341	$41,288
Macy’s, Inc.	282	17,566
Target Corp.	344	20,664
Wal-Mart Stores, Inc.	1,034	78,067

		$157,585
Health Maintenance Organizations - 0.4%
Aetna, Inc.	195	$16,015

Insurance - 6.5%
Chubb Corp.	309	$28,413
Everest Re Group Ltd.	798	130,744
RenaissanceRe Holdings Ltd.	258	26,417
Travelers Cos., Inc.	505	47,829
Validus Holdings Ltd.	493	19,281

		$252,684

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Internet - 2.1%
Google, Inc., “A” (a)	137	$79,783

Major Banks - 1.6%
PNC Financial Services Group, Inc.	282	$23,900
Wells Fargo & Co.	754	38,786

		$62,686
Medical & Health Technology & Services - 2.7%
AmerisourceBergen Corp.	529	$40,939
Henry Schein, Inc. (a)	402	48,115
McKesson Corp.	79	15,407

		$104,461
Medical Equipment - 2.3%
Abbott Laboratories	1,295	$54,701
Becton, Dickinson & Co.	184	21,559
Zimmer Holdings, Inc.	138	13,705

		$89,965
Natural Gas - Distribution - 0.4%
Sempra Energy	160	$16,955

Natural Gas - Pipeline - 0.5%
ONEOK, Inc.	257	$18,041

Network & Telecom - 0.9%
Cisco Systems, Inc.	664	$16,593
Qualcomm, Inc.	234	17,807

		$34,400
Oil Services - 0.5%
Schlumberger Ltd.	171	$18,748

Other Banks & Diversified Financials - 6.3%
Discover Financial Services	516	$32,183
East West Bancorp, Inc.	629	21,914
Fifth Third Bancorp	826	16,855
M&T Bank Corp.	1,043	128,946
Visa, Inc., “A”	220	46,754

		$246,652
Pharmaceuticals - 6.9%
Eli Lilly & Co.	1,267	$80,531
Johnson & Johnson	1,051	109,020

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - continued
Merck & Co., Inc.	1,034	$62,154
Pfizer, Inc.	556	16,341

		$268,046
Pollution Control - 2.5%
Stericycle, Inc. (a)	804	$95,555

Real Estate - 4.2%
Federal Realty Investment Trust, REIT	409	$51,035
Public Storage, Inc., REIT	639	111,940

		$162,975
Restaurants - 3.0%
McDonald’s Corp.	1,249	$117,056

Specialty Chemicals - 0.6%
Praxair, Inc.	182	$23,942

Specialty Stores - 1.4%
AutoZone, Inc. (a)	55	$29,636
O’Reilly Automotive, Inc. (a)	154	24,021

		$53,657
Telecommunications - Wireless - 0.5%
American Tower Corp., REIT	184	$18,142

Telephone Services - 2.8%
AT&T, Inc.	947	$33,107
Verizon Communications, Inc.	1,503	74,879

		$107,986
Tobacco - 3.6%
Altria Group, Inc.	470	$20,248
Lorillard, Inc.	1,144	68,297
Philip Morris International, Inc.	579	49,551

		$138,096
Trucking - 0.4%
United Parcel Service, Inc., “B”	172	$16,741

Utilities - Electric Power - 8.3%
Alliant Energy Corp.	309	$18,073
American Electric Power Co., Inc.	614	32,972
Consolidated Edison, Inc.	296	17,135

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
Dominion Resources, Inc.	428	$30,054
Duke Energy Corp.	184	13,614
ITC Holdings Corp.	442	16,509
MGE Energy, Inc.	664	26,713
NextEra Energy, Inc.	419	41,251
OGE Energy Corp.	1,711	64,197
Pinnacle West Capital Corp.	282	16,060
Southern Co.	689	30,592
Wisconsin Energy Corp.	357	16,183

		$323,353
Total Common Stocks (Identified Cost, $3,601,101)		$3,826,523

Money Market Funds - 3.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	132,053	$132,053
Total Investments (Identified Cost, $3,733,154)		$3,958,576

Other Assets, Less Liabilities - (1.9)%		(75,055)
Net Assets - 100.0%		$3,883,521

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,601,101)	$3,826,523
Underlying affiliated funds, at cost and value	132,053
Total investments, at value (identified cost, $3,733,154)	$3,958,576
Receivables for
Fund shares sold	16,388
Dividends	11,888
Total assets	$3,986,852
Liabilities
Payable to affiliates
Investment adviser	$68,063
Shareholder servicing costs	320
Distribution and service fees	82
Payable for independent Trustees’ compensation	3
Accrued expenses and other liabilities	34,863
Total liabilities	$103,331
Net assets	$3,883,521
Net assets consist of
Paid-in capital	$3,646,617
Unrealized appreciation (depreciation) on investments	225,422
Accumulated net realized gain (loss) on investments	743
Undistributed net investment income	10,739
Net assets	$3,883,521
Shares of beneficial interest outstanding	358,637

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,154,022	106,608	$10.82
Class B	170,019	15,722	10.81
Class C	420,671	38,945	10.80
Class I	176,520	16,286	10.84
Class R1	108,277	10,009	10.82
Class R2	108,679	10,036	10.83
Class R3	108,881	10,050	10.83
Class R4	109,081	10,063	10.84
Class R5	1,527,371	140,918	10.84

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.48 [100 / 94.25 x $10.82]. On sales of $10,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Period ended 8/31/14 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$50,129
Dividends from underlying affiliated funds	76
Total investment income	$50,205
Expenses
Management fee	$15,833
Distribution and service fees	4,715
Shareholder servicing costs	759
Administrative services fee	12,948
Independent Trustees’ compensation	686
Custodian fee	8,972
Shareholder communications	5,767
Audit and tax fees	29,505
Legal fees	17
Registration fees	15,091
Miscellaneous	10,255
Total expenses	$104,548
Fees paid indirectly	(5)
Reduction of expenses by investment adviser and distributor	(80,524)
Net expenses	$24,019
Net investment income	$26,186
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$743
Change in unrealized appreciation (depreciation) on investments	$225,422
Net realized and unrealized gain (loss) on investments	$226,165
Change in net assets from operations	$252,351

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 8/31/14 (c)
Change in net assets
From operations
Net investment income	$26,186
Net realized gain (loss) on investments	743
Net unrealized gain (loss) on investments	225,422
Change in net assets from operations	$252,351
Distributions declared to shareholders
From net investment income	$(16,493)
Change in net assets from fund share transactions	$3,647,663
Total change in net assets	$3,883,521
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $10,739)	$3,883,521

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended
	8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.77
Total from investment operations	$0.88
Less distributions declared to shareholders
From net investment income	$(0.06)
Net asset value, end of period (x)	$10.82
Total return (%) (r)(s)(t)(x)	8.82	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.45	(a)
Expenses after expense reductions (f)	1.15	(a)
Net investment income	1.40	(a)
Portfolio turnover	30	(n)
Net assets at end of period (000 omitted)	$1,154

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Period ended
	8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.78
Total from investment operations	$0.82
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period (x)	$10.81
Total return (%) (r)(s)(t)(x)	8.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.75	(a)
Expenses after expense reductions (f)	1.93	(a)
Net investment income	0.46	(a)
Portfolio turnover	30	(n)
Net assets at end of period (000 omitted)	$170

Class C	Period ended
	8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.79
Total from investment operations	$0.83
Less distributions declared to shareholders
From net investment income	$(0.03)
Net asset value, end of period (x)	$10.80
Total return (%) (r)(s)(t)(x)	8.27	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.39	(a)
Expenses after expense reductions (f)	1.93	(a)
Net investment income	0.48	(a)
Portfolio turnover	30	(n)
Net assets at end of period (000 omitted)	$421

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Period ended
	8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.80
Total from investment operations	$0.91
Less distributions declared to shareholders
From net investment income	$(0.07)
Net asset value, end of period (x)	$10.84
Total return (%) (r)(s)(x)	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.72	(a)
Expenses after expense reductions (f)	0.93	(a)
Net investment income	1.43	(a)
Portfolio turnover	30	(n)
Net assets at end of period (000 omitted)	$177

Class R1	Period ended
	8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.80
Total from investment operations	$0.83
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period (x)	$10.82
Total return (%) (r)(s)(x)	8.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.92	(a)
Expenses after expense reductions (f)	1.93	(a)
Net investment income	0.40	(a)
Portfolio turnover	30	(n)
Net assets at end of period (000 omitted)	$108

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Period ended
	8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.80
Total from investment operations	$0.87
Less distributions declared to shareholders
From net investment income	$(0.04)
Net asset value, end of period (x)	$10.83
Total return (%) (r)(s)(x)	8.69	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.42	(a)
Expenses after expense reductions (f)	1.43	(a)
Net investment income	0.90	(a)
Portfolio turnover	30	(n)
Net assets at end of period (000 omitted)	$109

Class R3	Period ended
	8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.79
Total from investment operations	$0.88
Less distributions declared to shareholders
From net investment income	$(0.05)
Net asset value, end of period (x)	$10.83
Total return (%) (r)(s)(x)	8.84	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.17	(a)
Expenses after expense reductions (f)	1.18	(a)
Net investment income	1.15	(a)
Portfolio turnover	30	(n)
Net assets at end of period (000 omitted)	$109

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Period ended
	8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.80
Total from investment operations	$0.91
Less distributions declared to shareholders
From net investment income	$(0.07)
Net asset value, end of period (x)	$10.84
Total return (%) (r)(s)(x)	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.92	(a)
Expenses after expense reductions (f)	0.93	(a)
Net investment income	1.40	(a)
Portfolio turnover	30	(n)
Net assets at end of period (000 omitted)	$109

Class R5	Period ended
	8/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.80
Total from investment operations	$0.91
Less distributions declared to shareholders
From net investment income	$(0.07)
Net asset value, end of period (x)	$10.84
Total return (%) (r)(s)(x)	9.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.90	(a)
Expenses after expense reductions (f)	0.91	(a)
Net investment income	1.42	(a)
Portfolio turnover	30	(n)
Net assets at end of period (000 omitted)	$1,527

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

26

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

27

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,826,523	$—	$—	$3,826,523
Mutual Funds	132,053	—	—	132,053
Total Investments	$3,958,576	$—	$—	$3,958,576

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

28

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the period ended August 31, 2014, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

8/31/14
Ordinary income (including any short-term capital gains)	$16,493

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$3,733,926
Gross appreciation	236,075
Gross depreciation	(11,425)
Net unrealized appreciation (depreciation)	$224,650
Undistributed ordinary income	12,254

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statement of Changes in Net Assets are presented by class as follows:

From net investment income
Period ended 8/31/14 (c)
Class A	$3,470
Class B	140
Class C	618
Class I	1,009
Class R1	97
Class R2	379
Class R3	521
Class R4	663
Class R5	9,596
Total	$16,493

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee to 0.60% of average daily net assets for the first $1 billion and 0.55% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period ended August 31, 2014, this management fee reduction amounted to $3,167, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended August 31, 2014, this management fee reduction amounted to $83, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended August 31, 2014 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and

30

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.20%	1.95%	1.95%	0.95%	1.95%	1.45%	1.20%	0.95%	0.91%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period ended August 31, 2014, this reduction amounted to $77,172 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,995 for the period ended August 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.22%	$948
Class B	0.75%	0.25%	1.00%	1.00%	861
Class C	0.75%	0.25%	1.00%	1.00%	1,563
Class R1	0.75%	0.25%	1.00%	1.00%	767
Class R2	0.25%	0.25%	0.50%	0.50%	384
Class R3	—	0.25%	0.25%	0.25%	192
Total Distribution and Service Fees					$4,715

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period ended August 31, 2014, this rebate amounted to $98 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. There were no contingent deferred sales charges imposed during the period ended August 31, 2014.

31

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended August 31, 2014, the fee was $362, which equated to 0.0172% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the period ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $397.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended August 31, 2014 was equivalent to an annual effective rate of 0.6129% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the period ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

32

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 5, 2013, MFS purchased 140,000 shares of Class R5 and 10,000 shares of Class A, Class B, Class C, and Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $2,200,000.

At August 31, 2014, MFS held approximately 64% and 62% of the outstanding shares of Class B and Class I, respectively, and 100% of the outstanding shares each of Class R1, Class R2, Class R3, Class R4, and Class R5.

(4) Portfolio Securities

For the period ended August 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $4,488,760 and $888,349, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 8/31/14 (c)
	Shares	Amount
Shares sold
Class A	110,758	$1,150,103
Class B	15,774	160,956
Class C	38,895	404,114
Class I	16,190	163,700
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,000	100,000
Class R4	10,000	100,000
Class R5	140,000	1,400,000
	361,617	$3,678,873

Shares issued to shareholders in reinvestment of distributions
Class A	331	$3,470
Class B	13	138
Class C	58	618
Class I	96	1,009
Class R1	9	97
Class R2	36	379
Class R3	50	521
Class R4	63	663
Class R5	918	9,596
	1,574	$16,491

33

Notes to Financial Statements – continued

	Period ended 8/31/14 (c)
	Shares	Amount
Shares reacquired
Class A	(4,481)	$(46,920)
Class B	(65)	(700)
Class C	(8)	(81)
	(4,554)	$(47,701)

Net change
Class A	106,608	$1,106,653
Class B	15,722	160,394
Class C	38,945	404,651
Class I	16,286	164,709
Class R1	10,009	100,097
Class R2	10,036	100,379
Class R3	10,050	100,521
Class R4	10,063	100,663
Class R5	140,918	1,409,596
	358,637	$3,647,663

(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended August 31, 2014, the fund’s commitment fee and interest expense were $5 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

34

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	3,591,099	(3,459,046)	132,053

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$76	$132,053

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Low Volatility Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Equity Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 5, 2013, (commencement of operations) to August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Low Volatility Equity Fund (one of the series constituting MFS Series Trust I) at August 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 5, 2013, (commencement of operations) to August 31, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2014

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

40

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell

41

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

42

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

43

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

44

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® NEW DISCOVERY FUND

NDF-ANN

MFS® NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Constant Contact, Inc.	1.9%
Urban Outfitters, Inc.	1.9%
Atwood Oceanics, Inc.	1.8%
Swift Transportation Co.	1.7%
SciQuest, Inc.	1.6%
HomeAway, Inc.	1.6%
Diana Shipping, Inc.	1.6%
Ultimate Software Group, Inc.	1.5%
Concur Technologies, Inc.	1.5%
Peabody Energy Corp.	1.5%

Equity sectors (i)
Technology	19.4%
Special Products & Services	15.0%
Health Care	14.8%
Energy	9.6%
Industrial Goods & Services	7.9%
Retailing	7.8%
Basic Materials	6.8%
Leisure	5.9%
Transportation	4.4%
Financial Services	3.0%
Consumer Staples	2.6%
Autos & Housing	2.4%
Utilities & Communications	0.5%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.

From time to time Cash & Other may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2014, Class A shares of the MFS New Discovery Fund (“fund”) provided a total return of 8.01%, at net asset value. This compares with a return of 17.30% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection in both the technology and energy sectors detracted from performance relative to the Russell 2000 Growth Index. Within the technology sector, the fund’s overweight positions in fleet management software provider Fleetmatics Group, information management software company Commvault Systems (h), revenue management systems developer Model N and mobile advertising company Millennial Media (h) hindered relative performance. Shares of Fleetmatics Group declined due to

3

Management Review – continued

higher operating costs and the impact from the company’s acquisition of technology company Routist during the reporting period. There were no individual securities within the energy sector that were among the fund’s top relative detractors. The fund’s overweight position in the strong performing energy sector served to offset a portion of the negative impact from stock selection.

Stock selection, and to a lesser extent, an underweight position in the health care sector dampened relative performance, led by the fund’s overweight position in poor-performing ophthalmic device manufacturer TearLab. Shares of TearLab declined steadily during the reporting period as management reduced guidance due to a decline in sales. Not holding strong-performing biotechnology company Intermune also weakened relative performance as the stock outperformed the benchmark during the reporting period.

Weak stock selection in the transportation sector held back relative returns. Holdings of outsourced aircraft and aviation operating services provider Atlas Air (b)(h) and Mexico-based aircraft transportation services company Controladora Vuela (b)(h) hindered relative performance. Shares of Atlas Air came under pressure as the company experienced a decline in military charter demand, increased competition and a weaker-than-expected peak season.

Elsewhere, the fund’s overweight position in grocery store operator Fairway Group Holdings, and holdings of manufacturing company Molycorp (b), were also among the top relative detractors. Shares of Fairway dropped after the gourmet grocer reported weaker-than-expected results due, in part, to lower-than-expected new store sales, particularly in the Chelsea neighborhood of Manhattan, New York.

Contributors to Performance

Strong stock selection in the special products & services sector contributed to relative performance. The fund’s overweight position in marketing company Constant Contact, and holdings of travel company MakeMyTrip (b) (India) and educational services provider Kroton Educational (b)(h) (Brazil), supported relative returns. Shares of MakeMyTrip rose throughout the reporting period as a result of increased volume and demand in the company’s air and hotel segments.

Elsewhere, the fund’s holdings of aluminum production company Century Aluminum (b) and an overweight position in diversified metals company Globe Specialty Metals, aided relative performance. Century Aluminum turned in strong performance during the reporting period as a result of a better pricing environment, reduced costs and an improved product mix. Holdings of natural gas and oil company Rice Energy (b), coal and natural gas company CONSOL Energy (b), integrated logistics company Navios Maritime Holdings (b) (Monaco), online professional network LinkedIn (b), and the timing of the fund’s ownership in shares of zinc and nickel-based products maker Horsehead Holding, were also among the fund’s top relative contributors for the period.

Respectfully,

Michael Grossman Portfolio Manager	Thomas Wetherald Portfolio Manager

4

Management Review – continued

Note to Shareholders: Effective December 31, 2013, Michael Grossman is also a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	8.01%	17.63%	10.81%	N/A
B	11/03/97	7.18%	16.74%	10.03%	N/A
C	11/03/97	7.22%	16.74%	10.04%	N/A
I	1/02/97	8.25%	17.91%	11.14%	N/A
R1	4/01/05	7.17%	16.74%	N/A	9.44%
R2	10/31/03	7.72%	17.32%	10.53%	N/A
R3	4/01/05	8.02%	17.61%	N/A	10.26%
R4	4/01/05	8.31%	17.92%	N/A	10.56%
R5	6/01/12	8.43%	N/A	N/A	20.40%
529A	7/31/02	7.97%	17.55%	10.66%	N/A
529B	7/31/02	7.18%	16.67%	9.89%	N/A
529C	7/31/02	7.13%	16.65%	9.88%	N/A
Comparative benchmark
Russell 2000 Growth Index (f)		17.30%	18.29%	10.22%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		1.80%	16.24%	10.16%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		3.32%	16.52%	10.03%	N/A
C With CDSC (1% for 12 months) (v)		6.25%	16.74%	10.04%	N/A
529A With initial Sales Charge (5.75%)		1.76%	16.17%	10.01%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		3.33%	16.46%	9.89%	N/A
529C With CDSC (1% for 12 months) (v)		6.16%	16.65%	9.88%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	1.29%	$1,000.00	$959.35	$6.37
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
B	Actual	2.04%	$1,000.00	$955.77	$10.06
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36
C	Actual	2.04%	$1,000.00	$955.84	$10.06
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36
I	Actual	1.04%	$1,000.00	$960.45	$5.14
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
R1	Actual	2.04%	$1,000.00	$955.52	$10.06
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36
R2	Actual	1.54%	$1,000.00	$957.71	$7.60
	Hypothetical (h)	1.54%	$1,000.00	$1,017.44	$7.83
R3	Actual	1.29%	$1,000.00	$959.32	$6.37
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
R4	Actual	1.04%	$1,000.00	$960.60	$5.14
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
R5	Actual	0.92%	$1,000.00	$961.23	$4.55
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
529A	Actual	1.32%	$1,000.00	$959.04	$6.52
	Hypothetical (h)	1.32%	$1,000.00	$1,018.55	$6.72
529B	Actual	2.07%	$1,000.00	$955.44	$10.20
	Hypothetical (h)	2.07%	$1,000.00	$1,014.77	$10.51
529C	Actual	2.09%	$1,000.00	$955.01	$10.30
	Hypothetical (h)	2.09%	$1,000.00	$1,014.67	$10.61

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A, Class 529A, and Class 529B shares, this rebate reduced the expense ratios above by 0.01%, 0.03%, and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 100.0%
Issuer	Shares/Par	Value ($)

Aerospace - 0.9%
FLIR Systems, Inc.	522,062	$17,640,475

Automotive - 0.6%
Mobileye N.V. (a)	287,852	$12,440,963

Biotechnology - 1.0%
Exact Sciences Corp. (a)	579,148	$12,075,236
MiMedx Group, Inc. (a)(l)	1,306,718	9,199,295

		$21,274,531
Broadcasting - 1.3%
Live Nation, Inc. (a)	515,011	$11,309,642
RetailMeNot, Inc. (a)	861,438	16,065,819

		$27,375,461
Brokerage & Asset Managers - 1.7%
FXCM, Inc., “A”	1,160,372	$16,813,790
LPL Financial Holdings, Inc.	166,132	8,088,967
NASDAQ OMX Group, Inc.	238,151	10,352,424

		$35,255,181
Business Services - 10.1%
Borderfree, Inc. (a)	687,899	$9,637,465
Bright Horizons Family Solutions, Inc. (a)	698,301	28,399,902
Concur Technologies, Inc. (a)	307,580	30,874,880
Constant Contact, Inc. (a)	1,285,745	40,076,672
CoStar Group, Inc. (a)	209,499	30,324,980
Gartner, Inc. (a)	154,388	11,515,801
Paylocity Holding Corp. (a)	221,408	5,032,604
Performant Financial Corp. (a)	950,668	9,145,426
Ultimate Software Group, Inc. (a)	211,531	31,092,942
Xoom Corp. (a)	549,616	12,564,222

		$208,664,894
Chemicals - 0.2%
Marrone Bio Innovations, Inc. (a)(l)	556,739	$3,201,249

Computer Software - 1.3%
Qlik Technologies, Inc. (a)	368,142	$10,392,649
SolarWinds, Inc. (a)	403,089	17,248,178

		$27,640,827

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 9.2%
Benefitfocus, Inc. (a)(l)	259,500	$8,568,690
Cvent, Inc. (a)	951,261	23,895,676
Demandware, Inc. (a)	357,238	18,987,200
E2open, Inc. (a)	957,910	14,464,441
Exa Corp. (a)	522,141	6,265,692
Fleetmatics Group PLC (a)	634,594	20,827,375
Model N, Inc. (a)(h)	1,653,151	15,275,115
PROS Holdings, Inc. (a)	518,108	13,258,384
SciQuest, Inc. (a)(h)	2,111,073	33,713,836
ServiceNow, Inc. (a)	334,998	20,478,428
SS&C Technologies Holdings, Inc. (a)	189,986	8,598,766
Varonis Systems, Inc. (a)	217,889	5,185,758

		$189,519,361
Construction - 1.8%
Eagle Materials, Inc.	219,193	$22,337,959
Trex Co., Inc. (a)	415,808	15,634,381

		$37,972,340
Consumer Services - 4.5%
Diamond Resorts International, Inc. (a)	475,255	$11,890,880
HomeAway, Inc. (a)	990,064	32,870,125
MakeMyTrip Ltd. (a)	487,454	14,126,417
Nord Anglia Education, Inc. (a)	1,050,933	20,125,367
TripAdvisor, Inc. (a)	147,648	14,630,440

		$93,643,229
Electrical Equipment - 2.0%
Advanced Drainage Systems, Inc. (a)	969,393	$18,389,385
MSC Industrial Direct Co., Inc., “A”	113,983	10,274,428
Sensata Technologies Holding B.V. (a)	271,197	13,334,756

		$41,998,569
Electronics - 1.8%
Rubicon Technology, Inc. (a)(l)	1,224,094	$7,638,347
Silicon Laboratories, Inc. (a)	235,382	10,669,866
Stratasys Ltd. (a)	156,681	18,795,453

		$37,103,666
Energy - Independent - 6.9%
Alpha Natural Resources, Inc. (a)	1,836,720	$7,255,044
Cabot Oil & Gas Corp.	456,586	15,313,894
CONSOL Energy, Inc.	368,845	14,857,077
Foresight Energy LP	822,834	15,625,618

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
Memorial Resource Development Corp. (a)	567,451	$16,722,781
Peabody Energy Corp.	1,941,874	30,836,959
Range Resources Corp.	189,157	14,865,849
Rice Energy, Inc. (a)	702,926	20,581,673
Walter Energy, Inc. (l)	1,055,089	5,897,948

		$141,956,843
Engineering - Construction - 0.9%
Team, Inc. (a)	454,052	$18,121,215

Entertainment - 0.2%
DHX Media Ltd.	634,278	$4,439,304

Food & Beverages - 2.6%
Annie’s, Inc. (a)	677,438	$21,603,498
Flowers Foods, Inc.	841,092	16,468,581
Keurig Green Mountain, Inc.	113,533	15,136,220

		$53,208,299
Food & Drug Stores - 1.0%
Brazil Pharma S.A. (a)	6,517,050	$12,169,430
Fairway Group Holdings Corp. (a)(h)(l)	1,725,209	7,746,188

		$19,915,618
Gaming & Lodging - 0.7%
Norwegian Cruise Line Holdings Ltd. (a)	457,011	$15,223,036

General Merchandise - 1.2%
Five Below, Inc. (a)	601,035	$24,377,980

Internet - 7.1%
ChannelAdvisor Corp. (a)	505,405	$8,187,561
Dealertrack Holdings, Inc. (a)	480,315	21,498,899
GrubHub, Inc. (a)(l)	414,836	15,946,296
LinkedIn Corp., “A” (a)	84,441	19,062,556
Pandora Media, Inc. (a)	586,649	15,862,989
Shutterstock, Inc. (a)	286,067	20,253,544
Trulia, Inc. (a)	369,439	22,768,526
Yelp, Inc. (a)	268,030	22,091,033

		$145,671,404
Machinery & Tools - 4.1%
Allison Transmission Holdings, Inc.	440,899	$13,526,781
IPG Photonics Corp. (a)	291,077	19,991,168

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - continued
Joy Global, Inc.	237,350	$14,988,653
Nordson Corp.	82,451	6,683,478
Polypore International, Inc. (a)	338,224	15,162,582
Proto Labs, Inc. (a)	73,549	5,533,827
WABCO Holdings, Inc. (a)	84,329	8,702,753

		$84,589,242
Medical & Health Technology & Services - 5.6%
Advisory Board Co. (a)	455,401	$22,587,890
Brookdale Senior Living, Inc. (a)	494,132	17,269,913
Capital Senior Living Corp. (a)	1,150,374	26,309,053
Healthcare Services Group, Inc.	878,299	24,003,912
HealthStream, Inc. (a)	965,810	25,072,428

		$115,243,196
Medical Equipment - 6.1%
Align Technology, Inc. (a)	292,161	$15,911,088
Cardiovascular Systems, Inc. (a)	620,102	17,666,706
Cepheid, Inc. (a)	363,223	14,539,817
DexCom, Inc. (a)	470,692	20,804,586
GenMark Diagnostics, Inc. (a)	1,276,403	13,721,332
Masimo Corp. (a)	427,051	9,583,024
Novadaq Technologies, Inc. (a)	746,506	9,749,368
Roka Bioscience, Inc. (a)	860,763	10,088,142
TearLab Corp. (a)(h)(l)	2,508,481	9,707,821
Uroplasty, Inc. (a)(h)	1,452,126	3,819,091

		$125,590,975
Metals & Mining - 5.5%
Century Aluminum Co. (a)	1,012,634	$25,295,597
Globe Specialty Metals, Inc.	963,639	19,793,145
GrafTech International Ltd. (a)	2,129,446	18,590,064
Horsehead Holding Corp. (a)	1,020,575	20,605,409
Iluka Resources Ltd.	2,893,793	24,053,659
Molycorp, Inc. (a)	2,682,634	4,801,915

		$113,139,789
Natural Gas - Pipeline - 0.5%
StealthGas, Inc. (a)	981,867	$9,612,478

Oil Services - 2.7%
Atwood Oceanics, Inc. (a)	743,546	$36,738,608
Frank’s International N.V.	976,333	19,673,110

		$56,411,718

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 1.3%
Air Lease Corp.	225,179	$8,534,284
First Republic Bank	263,034	12,862,363
PrivateBancorp, Inc.	180,135	5,315,784

		$26,712,431
Pharmaceuticals - 2.0%
Aratana Therapeutics, Inc. (a)	535,708	$6,224,927
Kythera Biopharmaceuticals, Inc. (a)	480,642	18,076,946
MediWound Ltd. (a)	433,731	3,166,236
TherapeuticsMD, Inc. (a)	2,687,383	14,914,976

		$42,383,085
Railroad & Shipping - 2.8%
Diana Shipping, Inc. (a)	3,052,311	$32,476,589
Navios Maritime Holdings, Inc.	2,598,828	24,584,913

		$57,061,502
Restaurants - 3.6%
Arcos Dorados Holdings, Inc. (l)	2,207,090	$15,868,977
Chuy’s Holdings, Inc. (a)	447,736	11,775,457
Dunkin Brands Group, Inc.	689,704	30,029,712
Noodles & Co. (a)	365,577	7,154,342
Zoe’s Kitchen, Inc. (a)(l)	324,673	9,470,711

		$74,299,199
Special Products & Services - 0.4%
WL Ross Holding Corp. (a)	710,684	$7,725,135

Specialty Chemicals - 1.1%
Albemarle Corp.	365,189	$23,218,717

Specialty Stores - 5.6%
Burlington Stores, Inc. (a)	521,720	$18,609,752
Citi Trends, Inc. (a)(h)	1,217,419	28,317,166
Lumber Liquidators Holdings, Inc. (a)	189,284	10,830,830
Tile Shop Holdings, Inc. (a)(l)	1,658,507	19,155,756
Urban Outfitters, Inc. (a)	989,562	39,374,672

		$116,288,176
Trucking - 1.7%
Swift Transportation Co. (a)	1,620,621	$34,324,750
Total Common Stocks (Identified Cost, $1,912,554,313)		$2,063,244,838

15

Portfolio of Investments – continued

Warrants - 0.0%
Issuer	Strike Price		First Exercise	Shares/Par	Value ($)

Food & Drug Stores - 0.0%
Brasil Pharma SA (1 share for 1 warrant) (a) (Identified Cost, $0)	BRL	5.50	6/25/14	731,699	$81,718

Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)				1,739,356	$1,739,356

Collateral for Securities Loaned - 0.9%
Navigator Securities Lending Prime Portfolio, 0.15%, at Cost and Net Asset Value (j)				17,262,496	$17,262,496
Total Investments (Identified Cost, $1,931,556,165)					$2,082,328,408

Other Assets, Less Liabilities - (1.0)%					(19,771,885)
Net Assets - 100.0%					$2,062,556,523

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,780,418,354)	$1,982,009,835
Underlying affiliated funds, at cost and value	1,739,356
Other affiliated issuers, at value (identified cost, $149,398,455)	98,579,217
Total investments, at value, including $16,640,077 of securities on loan (identified cost, $1,931,556,165)	$2,082,328,408
Receivables for
Investments sold	17,150,602
Fund shares sold	3,413,001
Interest and dividends	818,469
Other assets	2,977
Total assets	$2,103,713,457
Liabilities
Payables for
Investments purchased	$10,405,110
Fund shares reacquired	11,480,911
Collateral for securities loaned, at value	17,262,496
Payable to affiliates
Investment adviser	186,455
Shareholder servicing costs	1,625,690
Distribution and service fees	41,382
Program manager fees	37
Payable for independent Trustees’ compensation	3,965
Accrued expenses and other liabilities	150,888
Total liabilities	$41,156,934
Net assets	$2,062,556,523
Net assets consist of
Paid-in capital	$1,802,998,794
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	150,773,203
Accumulated net realized gain (loss) on investments and foreign currency	108,788,422
Accumulated net investment loss	(3,896)
Net assets	$2,062,556,523
Shares of beneficial interest outstanding	79,615,170

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$620,802,096	24,356,317	$25.49
Class B	34,971,332	1,586,674	22.04
Class C	141,292,553	6,399,627	22.08
Class I	483,893,452	17,631,768	27.44
Class R1	8,489,771	387,411	21.91
Class R2	66,923,411	2,735,477	24.46
Class R3	150,358,857	5,903,920	25.47
Class R4	229,964,154	8,734,942	26.33
Class R5	319,139,044	11,598,202	27.52
Class 529A	5,150,248	207,542	24.82
Class 529B	348,193	16,240	21.44
Class 529C	1,223,412	57,050	21.44

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $27.05 [100 / 94.25 x $25.49] and $26.33 [100 / 94.25 x $24.82], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$7,686,572
Income on securities loaned	1,686,476
Dividends from underlying affiliated funds	16,778
Foreign taxes withheld	(108,488)
Total investment income	$9,281,338
Expenses
Management fee	$19,195,843
Distribution and service fees	4,570,758
Program manager fees	6,919
Shareholder servicing costs	2,549,709
Administrative services fee	263,892
Independent Trustees’ compensation	37,317
Custodian fee	191,708
Shareholder communications	162,257
Audit and tax fees	56,096
Legal fees	20,620
Miscellaneous	246,118
Total expenses	$27,301,237
Fees paid indirectly	(368)
Reduction of expenses by investment adviser and distributor	(1,254,300)
Net expenses	$26,046,569
Net investment loss	$(16,765,231)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$305,197,613
Other affiliated issuers	1,376,272
Foreign currency	64,272
Net realized gain (loss) on investments and foreign currency	$306,638,157
Change in unrealized appreciation (depreciation)
Investments	$(131,753,644)
Translation of assets and liabilities in foreign currencies	1,304
Net unrealized gain (loss) on investments and foreign currency translation	$(131,752,340)
Net realized and unrealized gain (loss) on investments and foreign currency	$174,885,817
Change in net assets from operations	$158,120,586

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment loss	$(16,765,231)	$(8,591,721)
Net realized gain (loss) on investments and foreign currency	306,638,157	205,210,073
Net unrealized gain (loss) on investments and foreign currency translation	(131,752,340)	179,463,112
Change in net assets from operations	$158,120,586	$376,081,464
Distributions declared to shareholders
From net realized gain on investments	$(182,188,311)	$—
Change in net assets from fund share transactions	$48,101,270	$415,383,480
Total change in net assets	$24,033,545	$791,464,944
Net assets
At beginning of period	2,038,522,978	1,247,058,034
At end of period (including accumulated net investment loss of $3,896 and $4,733, respectively)	$2,062,556,523	$2,038,522,978

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.86	$20.17	$22.63	$19.03	$16.22
Income (loss) from investment operations
Net investment loss (d)	$(0.22)	$(0.14)	$(0.16)	$(0.22)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	2.30	5.83	1.80	5.23	2.98
Total from investment operations	$2.08	$5.69	$1.64	$5.01	$2.81
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$25.49	$25.86	$20.17	$22.63	$19.03
Total return (%) (r)(s)(t)(x)	8.01	28.21	9.88	26.13	17.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.35	1.39	1.40	1.51
Expenses after expense reductions (f)	1.27	1.31	1.35	1.30	1.41
Net investment loss	(0.83)	(0.59)	(0.83)	(0.90)	(0.92)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$620,802	$866,006	$529,749	$626,258	$338,380

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.83	$17.94	$20.73	$17.65	$15.16
Income (loss) from investment operations
Net investment loss (d)	$(0.36)	$(0.27)	$(0.28)	$(0.37)	$(0.29)
Net realized and unrealized gain (loss) on investments and foreign currency	2.02	5.16	1.59	4.86	2.78
Total from investment operations	$1.66	$4.89	$1.31	$4.49	$2.49
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$22.04	$22.83	$17.94	$20.73	$17.65
Total return (%) (r)(s)(t)(x)	7.18	27.26	9.08	25.18	16.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.10	2.14	2.15	2.26
Expenses after expense reductions (f)	2.02	2.06	2.10	2.05	2.16
Net investment loss	(1.58)	(1.34)	(1.59)	(1.65)	(1.67)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$34,971	$37,952	$30,308	$33,037	$26,777

Class C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.86	$17.96	$20.76	$17.67	$15.18
Income (loss) from investment operations
Net investment loss (d)	$(0.36)	$(0.27)	$(0.28)	$(0.37)	$(0.30)
Net realized and unrealized gain (loss) on investments and foreign currency	2.03	5.17	1.58	4.87	2.79
Total from investment operations	$1.67	$4.90	$1.30	$4.50	$2.49
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$22.08	$22.86	$17.96	$20.76	$17.67
Total return (%) (r)(s)(t)(x)	7.22	27.28	9.01	25.21	16.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.10	2.14	2.15	2.26
Expenses after expense reductions (f)	2.02	2.06	2.10	2.05	2.16
Net investment loss	(1.59)	(1.35)	(1.59)	(1.65)	(1.67)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$141,293	$136,913	$91,138	$95,479	$37,144

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.61	$21.48	$23.77	$19.88	$16.91
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.09)	$(0.12)	$(0.17)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	2.45	6.22	1.93	5.47	3.10
Total from investment operations	$2.28	$6.13	$1.81	$5.30	$2.97
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$27.44	$27.61	$21.48	$23.77	$19.88
Total return (%) (r)(s)(x)	8.25	28.54	10.16	26.48	17.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	1.15	1.15	1.26
Expenses after expense reductions (f)	1.02	1.06	1.10	1.05	1.16
Net investment loss	(0.59)	(0.36)	(0.59)	(0.65)	(0.67)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$483,893	$368,806	$170,830	$323,848	$263,575

Class R1	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.71	$17.84	$20.65	$17.58	$15.10
Income (loss) from investment operations
Net investment loss (d)	$(0.36)	$(0.27)	$(0.28)	$(0.37)	$(0.29)
Net realized and unrealized gain (loss) on investments and foreign currency	2.01	5.14	1.57	4.85	2.77
Total from investment operations	$1.65	$4.87	$1.29	$4.48	$2.48
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$21.91	$22.71	$17.84	$20.65	$17.58
Total return (%) (r)(s)(x)	7.17	27.30	9.00	25.22	16.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.10	2.14	2.15	2.26
Expenses after expense reductions (f)	2.02	2.06	2.10	2.05	2.16
Net investment loss	(1.59)	(1.34)	(1.59)	(1.65)	(1.67)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$8,490	$8,972	$7,506	$6,904	$5,253

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$24.97	$19.52	$22.09	$18.65	$15.94
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.19)	$(0.21)	$(0.28)	$(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	2.21	5.64	1.74	5.13	2.93
Total from investment operations	$1.94	$5.45	$1.53	$4.85	$2.71
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$24.46	$24.97	$19.52	$22.09	$18.65
Total return (%) (r)(s)(x)	7.72	27.92	9.58	25.79	17.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	1.64	1.65	1.76
Expenses after expense reductions (f)	1.52	1.56	1.60	1.55	1.66
Net investment loss	(1.09)	(0.85)	(1.09)	(1.15)	(1.17)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$66,923	$60,501	$35,599	$24,316	$13,125

Class R3	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.84	$20.15	$22.62	$19.02	$16.22
Income (loss) from investment operations
Net investment loss (d)	$(0.22)	$(0.14)	$(0.16)	$(0.22)	$(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	2.30	5.83	1.79	5.23	2.98
Total from investment operations	$2.08	$5.69	$1.63	$5.01	$2.80
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$25.47	$25.84	$20.15	$22.62	$19.02
Total return (%) (r)(s)(x)	8.02	28.24	9.84	26.14	17.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.35	1.39	1.40	1.51
Expenses after expense reductions (f)	1.27	1.31	1.35	1.30	1.41
Net investment loss	(0.84)	(0.60)	(0.83)	(0.90)	(0.93)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$150,359	$110,562	$61,125	$28,966	$6,456

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$26.57	$20.67	$23.04	$19.31	$16.42
Income (loss) from investment operations
Net investment loss (d)	$(0.16)	$(0.08)	$(0.12)	$(0.16)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	2.37	5.98	1.85	5.30	3.02
Total from investment operations	$2.21	$5.90	$1.73	$5.14	$2.89
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$26.33	$26.57	$20.67	$23.04	$19.31
Total return (%) (r)(s)(x)	8.31	28.54	10.13	26.43	17.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	1.14	1.15	1.26
Expenses after expense reductions (f)	1.02	1.06	1.10	1.05	1.16
Net investment loss	(0.59)	(0.35)	(0.58)	(0.66)	(0.67)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$229,964	$197,884	$141,694	$78,534	$50,147

Class R5	Years ended 8/31
	2014	2013	2012 (i)
Net asset value, beginning of period	$27.64	$21.48	$19.73
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.06)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.46	6.22	1.78
Total from investment operations	$2.33	$6.16	$1.75
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$—
Net asset value, end of period (x)	$27.52	$27.64	$21.48
Total return (%) (r)(s)(x)	8.43	28.68	8.87	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.99	1.07	(a)
Expenses after expense reductions (f)	0.91	0.96	1.05	(a)
Net investment loss	(0.48)	(0.24)	(0.49	)(a)
Portfolio turnover	98	96	128
Net assets at end of period (000 omitted)	$319,139	$244,655	$174,681

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$25.25	$19.70	$22.22	$18.71	$15.97
Income (loss) from investment operations
Net investment loss (d)	$(0.22)	$(0.14)	$(0.17)	$(0.24)	$(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	5.69	1.75	5.16	2.93
Total from investment operations	$2.02	$5.55	$1.58	$4.92	$2.74
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$24.82	$25.25	$19.70	$22.22	$18.71
Total return (%) (r)(s)(t)(x)	7.97	28.17	9.80	26.09	17.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.45	1.49	1.50	1.61
Expenses after expense reductions (f)	1.30	1.34	1.40	1.39	1.51
Net investment loss	(0.86)	(0.62)	(0.89)	(0.99)	(1.02)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$5,150	$4,519	$3,304	$2,848	$1,735

Class 529B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.27	$17.51	$20.35	$17.36	$14.92
Income (loss) from investment operations
Net investment loss (d)	$(0.36)	$(0.28)	$(0.28)	$(0.38)	$(0.31)
Net realized and unrealized gain (loss) on investments and foreign currency	1.98	5.04	1.54	4.78	2.75
Total from investment operations	$1.62	$4.76	$1.26	$4.40	$2.44
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$21.44	$22.27	$17.51	$20.35	$17.36
Total return (%) (r)(s)(t)(x)	7.18	27.18	8.99	25.08	16.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.20	2.24	2.24	2.36
Expenses after expense reductions (f)	2.06	2.10	2.15	2.14	2.26
Net investment loss	(1.62)	(1.39)	(1.64)	(1.74)	(1.77)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$348	$300	$217	$197	$204

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.28	$17.52	$20.36	$17.36	$14.93
Income (loss) from investment operations
Net investment loss (d)	$(0.36)	$(0.28)	$(0.28)	$(0.38)	$(0.31)
Net realized and unrealized gain (loss) on investments and foreign currency	1.97	5.04	1.54	4.79	2.74
Total from investment operations	$1.61	$4.76	$1.26	$4.41	$2.43
Less distributions declared to shareholders
From net realized gain on investments	$(2.45)	$—	$(4.10)	$(1.41)	$—
Net asset value, end of period (x)	$21.44	$22.28	$17.52	$20.36	$17.36
Total return (%) (r)(s)(t)(x)	7.13	27.17	8.98	25.14	16.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.20	2.24	2.25	2.36
Expenses after expense reductions (f)	2.07	2.11	2.15	2.14	2.26
Net investment loss	(1.63)	(1.39)	(1.64)	(1.74)	(1.78)
Portfolio turnover	98	96	128	205	167
Net assets at end of period (000 omitted)	$1,223	$1,454	$906	$709	$469

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party

28

Notes to Financial Statements – continued

pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

29

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,864,801,920	$—	$—	$1,864,801,920
Greece	66,673,980	—	—	66,673,980
Australia	24,053,658	—	—	24,053,658
Hong Kong	20,125,367	—	—	20,125,367
Israel	18,795,453	—	—	18,795,453
Argentina	15,868,978	—	—	15,868,978
Canada	14,188,673	—	—	14,188,673
India	14,126,417	—	—	14,126,417
Netherlands	12,440,963	—	—	12,440,963
Other Countries	12,169,429	81,718	—	12,251,147
Mutual Funds	19,001,852	—	—	19,001,852
Total Investments	$2,082,246,690	$81,718	$—	$2,082,328,408

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $24,053,659 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

30

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $16,640,077 and a related liability of $17,262,496 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

31

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/14	8/31/13
Ordinary income (including any short-term capital gains)	$94,156,613	$—
Long-term capital gains	88,031,698	—
Total distributions	$182,188,311	$—

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$1,949,623,124
Gross appreciation	311,197,731
Gross depreciation	(178,492,447)
Net unrealized appreciation (depreciation)	$132,705,284
Undistributed ordinary income	48,232,335
Undistributed long-term capital gain	78,623,046
Other temporary differences	(2,936)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/14	Year ended 8/31/13
Class A	$64,919,407	$—
Class B	4,186,982	—
Class C	15,593,082	—
Class I	35,717,827	—
Class R1	937,201	—
Class R2	6,122,546	—
Class R3	12,790,928	—
Class R4	19,003,758	—
Class R5	22,264,000	—
Class 529A	451,752	—
Class 529B	33,273	—
Class 529C	167,555	—
Total	$182,188,311	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. Prior to August 1, 2014, the investment adviser had agreed in writing to reduce its management fee to 0.80% of average daily net asset in excess of $1 billion up to $2.5 billion and 0.75% of average daily net assets in excess of $2.5 billion. This written agreement terminated on

33

Notes to Financial Statements – continued

July 31, 2014. For the period September 1, 2013 through July 31, 2014, this management fee reduction amounted to $1,044,558, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.80% of average daily net assets in excess of $1 billion up to $2.5 billion, 0.75% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.70% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period August 1, 2014 through August 31, 2014, this management fee reduction amounted to $88,313, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $70,363, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.84% of the fund’s average daily net assets.

Prior to January 1, 2014, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’s average daily net assets.

Classes
A	B	C	I	R1	R2	R3	R4	R5	529A	529B	529C
1.41%	2.16%	2.16%	1.16%	2.16%	1.66%	1.41%	1.16%	1.10%	1.46%	2.21%	2.21%

This written agreement terminated on December 31, 2013. For the period September 1, 2013 through December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $272,669 and $4,065 for the year ended August 31, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

34

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,806,113
Class B	0.75%	0.25%	1.00%	1.00%	399,785
Class C	0.75%	0.25%	1.00%	1.00%	1,536,876
Class R1	0.75%	0.25%	1.00%	1.00%	91,192
Class R2	0.25%	0.25%	0.50%	0.50%	340,250
Class R3	—	0.25%	0.25%	0.25%	365,495
Class 529A	—	0.25%	0.25%	0.22%	12,712
Class 529B	0.75%	0.25%	1.00%	0.98%	3,408
Class 529C	0.75%	0.25%	1.00%	1.00%	14,927
Total Distribution and Service Fees					$4,570,758

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2014, this rebate amounted to $39,776, $597, $235, $2,358, $1,363, $58, and $3 for Class A, Class B, Class C, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2014, were as follows:

Amount
Class A	$28,185
Class B	85,024
Class C	31,147
Class 529B	—
Class 529C	101

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2015,

35

Notes to Financial Statements – continued

unless MFD elects to extend the waiver. For the year ended August 31, 2014, this waiver amounted to $3,459 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2014, were as follows:

	Fee	Waiver
Class 529A	$5,085	$2,542
Class 529B	341	170
Class 529C	1,493	747
Total Program Manager Fees and Waivers	$6,919	$3,459

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $308,252, which equated to 0.0144% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,241,457.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.0124% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $270 and is included in independent Trustees’ compensation for

36

Notes to Financial Statements – continued

the year ended August 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,896 at August 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $10,909 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,217, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 5,066 shares of Class R5 for an aggregate amount of $148,181.

(4) Portfolio Securities

For the year ended August 31, 2014, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $2,102,802,220 and $2,056,350,381, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,663,272	$202,602,844	13,280,657	$317,286,546
Class B	302,403	6,974,766	413,203	8,490,226
Class C	1,723,327	39,755,016	2,088,673	43,663,588
Class I	9,806,541	275,081,634	9,044,050	226,138,227
Class R1	106,194	2,417,551	119,137	2,448,027
Class R2	1,059,827	26,814,007	1,281,338	28,806,578
Class R3	3,285,711	86,307,510	2,302,409	53,724,050
Class R4	3,655,137	99,348,416	2,656,356	63,852,249
Class R5	2,964,479	81,129,522	1,766,087	42,150,539
Class 529A	47,165	1,207,593	34,989	806,060
Class 529B	4,218	94,274	3,557	69,765
Class 529C	12,166	272,203	18,424	354,241
	30,630,440	$822,005,336	33,008,880	$787,790,096

Shares issued to shareholders in reinvestment of distributions
Class A	2,328,346	$59,512,523	—	$—
Class B	163,157	3,625,353	—	—
Class C	515,039	11,464,768	—	—
Class I	902,424	24,789,597	—	—
Class R1	42,426	937,201	—	—
Class R2	223,362	5,490,231	—	—
Class R3	500,819	12,790,928	—	—
Class R4	718,763	18,939,409	—	—
Class R5	809,012	22,264,000	—	—
Class 529A	18,150	451,745	—	—
Class 529B	1,539	33,273	—	—
Class 529C	7,745	167,520	—	—
	6,230,782	$160,466,548	—	$—

38

Notes to Financial Statements – continued

	Year ended 8/31/14		Year ended 8/31/13
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(19,125,143)	$(506,940,419)	(6,057,209)	$(136,602,612)
Class B	(541,566)	(12,107,368)	(440,250)	(8,819,700)
Class C	(1,827,747)	(40,779,135)	(1,172,917)	(23,417,729)
Class I	(6,437,022)	(178,077,081)	(3,638,323)	(86,932,110)
Class R1	(156,327)	(3,527,623)	(144,665)	(2,881,900)
Class R2	(970,658)	(24,347,286)	(681,686)	(14,889,511)
Class R3	(2,161,380)	(55,844,205)	(1,056,634)	(23,946,508)
Class R4	(3,085,619)	(82,182,423)	(2,063,176)	(48,545,028)
Class R5	(1,025,858)	(28,960,837)	(1,046,242)	(25,688,737)
Class 529A	(36,759)	(920,840)	(23,748)	(532,514)
Class 529B	(2,976)	(65,601)	(2,507)	(50,279)
Class 529C	(28,105)	(617,796)	(4,901)	(99,988)
	(35,399,160)	$(934,370,614)	(16,332,258)	$(372,406,616)

Net change
Class A	(9,133,525)	$(244,825,052)	7,223,448	$180,683,934
Class B	(76,006)	(1,507,249)	(27,047)	(329,474)
Class C	410,619	10,440,649	915,756	20,245,859
Class I	4,271,943	121,794,150	5,405,727	139,206,117
Class R1	(7,707)	(172,871)	(25,528)	(433,873)
Class R2	312,531	7,956,952	599,652	13,917,067
Class R3	1,625,150	43,254,233	1,245,775	29,777,542
Class R4	1,288,281	36,105,402	593,180	15,307,221
Class R5	2,747,633	74,432,685	719,845	16,461,802
Class 529A	28,556	738,498	11,241	273,546
Class 529B	2,781	61,946	1,050	19,486
Class 529C	(8,194)	(178,073)	13,523	254,253
	1,462,062	$48,101,270	16,676,622	$415,383,480

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund, were the owners of record of approximately 5%, 5%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

39

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $8,566 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	11,908,354	694,688,532	(704,857,530)	1,739,356

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$16,778	$1,739,356

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Citi Trends, Inc.	1,312,543	83,082	(178,206)	1,217,419
Fairway Group Holdings Corp.	857,450	1,216,449	(348,690)	1,725,209
Model N, Inc.	1,833,988	112,052	(292,889)	1,653,151
SciQuest, Inc.	1,196,265	1,549,775	(634,967)	2,111,073
TearLab Corp.	801,389	1,883,141	(176,049)	2,508,481
Uroplasty, Inc.	1,567,473	97,474	(212,821)	1,452,126

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Citi Trends, Inc.	$(86,754)	$—	$—	$28,317,166
Fairway Group Holdings Corp.	(3,209,072)	—	—	7,746,188
Model N, Inc.	(2,264,229)	—	—	15,275,115
SciQuest, Inc.	6,252,471	—	—	33,713,836
TearLab Corp.	873,292	—	—	9,707,821
Uroplasty, Inc.	(189,436)	—	—	3,819,091

	$1,376,272	$—	$—	$98,579,217

40

Notes to Financial Statements – continued

(8) Redemptions In-Kind

On September 27, 2013, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $196,913,535. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $60,096,207 for the fund.

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund (one of the series constituting MFS Series Trust I) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2014

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

46

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Michael Grossman Thomas Wetherald

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

48

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including assigning an additional portfolio manager for the Fund in 2013. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

49

Board Review of Investment Advisory Agreement – continued

and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion and $2.5 billion and implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

50

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $121,554,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 9.30% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

52

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® RESEARCH INTERNATIONAL FUND

RIF-ANN

MFS® RESEARCH INTERNATIONAL FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.5%
Novartis AG	3.4%
Nestle S.A.	2.6%
HSBC Holdings PLC	2.4%
Rio Tinto Ltd.	2.1%
Westpac Banking Corp.	2.0%
Bayer AG	1.8%
KDDI Corp.	1.8%
Schneider Electric S.A.	1.7%
GlaxoSmithKline PLC	1.7%

Global equity sectors
Financial Services	25.2%
Capital Goods	22.4%
Health Care	10.6%
Energy	10.6%
Consumer Staples	9.0%
Consumer Cyclicals	8.0%
Technology	7.3%
Telecommunications/Cable Television	5.0%

Issuer country weightings (x)
United Kingdom	21.0%
Japan	18.0%
Switzerland	12.2%
France	10.2%
Germany	6.8%
United States	5.0%
Hong Kong	4.2%
Netherlands	4.1%
Australia	3.9%
Other Countries	14.6%

Currency exposure weightings (y)
Euro	24.6%
British Pound Sterling	21.0%
Japanese Yen	18.0%
Swiss Franc	12.2%
United States Dollar	5.0%
Hong Kong Dollar	4.6%
Australian Dollar	3.9%
Swedish Krona	2.5%
Taiwan Dollar	2.0%
Other Currencies	6.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2014, Class A shares of the MFS Research International Fund (“fund”) provided a total return of 12.60%, at net asset value. This compares with a return of 16.92% for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection within the capital goods sector was a primary detractor from performance relative to the MSCI EAFE Index. The fund’s overweight positions in automobile electric part manufacturer DENSO (Japan), global engineering company JGC (Japan), automobiles and motors manufacturer Honda Motor (Japan), mining company Iluka Resources (Australia) and parcel delivery services company Yamato Holdings (Japan) weakened relative results as all five stocks underperformed the benchmark over the period. Shares of JGC traded lower as the company reported a

3

Management Review – continued

decline in operating margins towards the middle of the period. A combination of the weakened yen and project delays due to customer-related factors were key drivers of the shortfall.

Security selection in the financial services sector was another detractor from relative results. Here, overweight positions in financial services company Erste Group Bank (Austria) and banking and financial services firm Sumitomo Mitsui Financial Group (Japan) held back relative returns. Shares of Erste Group Bank declined towards the end of the period after management lowered profit guidance driven by impairment charges in Romania and lower net interest income in Hungary.

Within the consumer staples sector, security selection weakened relative performance. An overweight position in weak-performing international food producer Groupe Danone (France) weighed on relative results.

Stock selection in the health care sector was also an area of relative weakness. Not holding strong-performing pharmaceutical firm AstraZeneca (United Kingdom) detracted from relative performance.

The fund’s cash and/or cash equivalents position during the period also held back relative returns. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the energy sector benefited relative performance. Within this sector, an overweight position in global energy and petrochemical company Royal Dutch Shell (United Kingdom) supported relative results. Shares of Royal Dutch Shell traded higher in the latter half of the reporting period as the company reported quarterly results that beat analyst forecasts on higher natural gas earnings.

Security selection in the consumer cyclicals sector was another positive factor for relative performance. Here, an overweight position in hotel and restaurant operator Whitbread (United Kingdom) and not holding weak-performing supermarkets and convenient stores operator Tesco (United Kingdom), aided relative returns. Shares of Whitbread appreciated toward the middle of the reporting period as the company reported another strong quarter across all divisions. Its hotel segment performed well where the refurbishment cycle for Premier Inn rooms accelerated. After a strong Christmas Costa Coffee campaign for Whitbread, like-for-like growth in sales increased relative to previous quarters.

Stocks in other sectors that benefited relative results included the fund’s holdings of banking firm HDFC Bank (b) (India), integrated circuit manufacturer MediaTek (b) (Taiwan) and overweight positions in pharmaceutical company Novartis (Switzerland), banking firm KBC Groep (h) (Belgium), medical device manufacturer Santen

4

Management Review – continued

Pharmaceutical (Japan) and hearing and wireless communication systems manufacturer Sonova Holdings (h) (Switzerland). In addition, not holding weak-performing car maker Toyota Motor (Japan) strengthened relative results.

Respectfully,

Jose Luis Garcia Portfolio Manager	Thomas Melendez Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	12.60%	8.39%	7.27%	N/A
B	1/02/98	11.77%	7.58%	6.50%	N/A
C	1/02/98	11.74%	7.59%	6.51%	N/A
I	1/02/97	12.89%	8.65%	7.58%	N/A
R1	4/01/05	11.73%	7.58%	N/A	5.35%
R2	10/31/03	12.32%	8.12%	6.97%	N/A
R3	4/01/05	12.56%	8.40%	N/A	6.13%
R4	4/01/05	12.87%	8.67%	N/A	6.42%
R5	5/01/06	13.01%	8.65%	N/A	3.30%
529A	7/31/02	12.57%	8.31%	7.11%	N/A
529B	7/31/02	11.71%	7.51%	6.36%	N/A
529C	7/31/02	11.68%	7.51%	6.36%	N/A
Comparative benchmark
MSCI EAFE (Europe, Australasia, Far East) Index (f)		16.92%	8.69%	7.50%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.13%	7.11%	6.63%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		7.77%	7.28%	6.50%	N/A
C With CDSC (1% for 12 months) (v)		10.74%	7.59%	6.51%	N/A
529A With initial Sales Charge (5.75%)		6.10%	7.04%	6.48%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		7.71%	7.21%	6.36%	N/A
529C With CDSC (1% for 12 months) (v)		10.68%	7.51%	6.36%	N/A

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.

7

Performance Summary – continued

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

`

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	1.11%	$1,000.00	$1,011.20	$5.63
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
B	Actual	1.86%	$1,000.00	$1,007.59	$9.41
	Hypothetical (h)	1.86%	$1,000.00	$1,015.83	$9.45
C	Actual	1.86%	$1,000.00	$1,007.74	$9.41
	Hypothetical (h)	1.86%	$1,000.00	$1,015.83	$9.45
I	Actual	0.86%	$1,000.00	$1,012.48	$4.36
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
R1	Actual	1.86%	$1,000.00	$1,007.85	$9.41
	Hypothetical (h)	1.86%	$1,000.00	$1,015.83	$9.45
R2	Actual	1.36%	$1,000.00	$1,009.82	$6.89
	Hypothetical (h)	1.36%	$1,000.00	$1,018.35	$6.92
R3	Actual	1.11%	$1,000.00	$1,011.33	$5.63
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
R4	Actual	0.86%	$1,000.00	$1,012.88	$4.36
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
R5	Actual	0.77%	$1,000.00	$1,013.50	$3.91
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
529A	Actual	1.14%	$1,000.00	$1,010.78	$5.78
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
529B	Actual	1.91%	$1,000.00	$1,007.19	$9.66
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
529C	Actual	1.92%	$1,000.00	$1,007.28	$9.71
	Hypothetical (h)	1.92%	$1,000.00	$1,015.53	$9.75

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.

10

Expense Table – continued

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 1.10%, $5.58 and $5.60 for Class A, 1.85%, $9.36 and $9.40 for Class B, 1.85%, $9.36 and $9.40 for Class C, 0.85%, $4.31 and $4.33 for Class I, 1.85%, $9.36 and $9.40 for Class R1, 1.35%, $6.84 and $6.87 for Class R2, 1.10%, $5.58 and $5.60 for Class R3, 0.85%, $4.31 and $4.33 for Class R4, 0.76%, $3.86 and $3.87 for Class R5, 1.13%, $5.73 and $5.75 for Class 529A, 1.90%, $9.61 and $9.65 for Class 529B, and 1.91%, $9.66 and $9.70 for Class 529C. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

11

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.1%
Issuer	Shares/Par	Value ($)

Alcoholic Beverages - 1.3%
Pernod Ricard S.A.	813,474	$95,919,866

Apparel Manufacturers - 2.1%
Global Brands Group Holding Ltd. (a)	87,978,000	$20,319,949
Li & Fung Ltd.	42,182,000	52,359,771
LVMH Moet Hennessy Louis Vuitton S.A.	482,260	83,675,529

		$156,355,249
Automotive - 4.7%
Autoliv, Inc.	696,492	$72,219,255
DENSO Corp.	2,563,200	111,179,986
Honda Motor Co. Ltd.	3,295,400	111,266,665
Kia Motors Corp.	918,014	55,409,494

		$350,075,400
Broadcasting - 1.4%
Nippon Television Holdings, Inc.	1,141,500	$17,542,972
ProSiebenSat.1 Media AG	599,705	24,045,281
WPP PLC	3,065,259	64,271,437

		$105,859,690
Brokerage & Asset Managers - 0.4%
Computershare Ltd.	2,702,448	$31,095,084

Business Services - 3.2%
Cognizant Technology Solutions Corp., “A” (a)	1,296,943	$59,309,203
Compass Group PLC	3,085,673	50,176,668
Experian Group Ltd.	2,851,194	49,606,151
Mitsubishi Corp.	2,075,600	42,920,404
Nomura Research, Inc.	1,098,100	34,670,176

		$236,682,602
Computer Software - 0.7%
Dassault Systems S.A.	754,479	$49,963,921

Conglomerates - 0.9%
Hutchison Whampoa Ltd.	5,008,000	$65,135,889

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - 1.8%
L’Oreal S.A.	345,462	$57,193,892
Reckitt Benckiser Group PLC	880,067	76,704,796

		$133,898,688
Electrical Equipment - 3.7%
Legrand S.A.	425,897	$23,542,681
Schneider Electric S.A.	1,534,101	129,651,877
Siemens AG	984,718	123,357,581

		$276,552,139
Electronics - 2.5%
Infineon Technologies AG	3,412,274	$39,657,064
MediaTek, Inc.	5,154,000	86,128,469
Taiwan Semiconductor Manufacturing Co. Ltd.	14,114,326	58,552,932

		$184,338,465
Energy - Independent - 1.8%
Cairn Energy PLC (a)	3,388,834	$10,104,251
Cenovus Energy, Inc.	799,128	25,488,604
Galp Energia SGPS S.A., “B”	1,123,991	19,937,717
INPEX Corp.	2,612,500	37,412,898
Oil Search Ltd.	2,523,822	22,840,530
Reliance Industries Ltd.	1,215,700	20,106,085

		$135,890,085
Energy - Integrated - 4.5%
BG Group PLC	3,773,797	$75,274,831
Royal Dutch Shell PLC, “A”	6,354,449	257,192,962

		$332,467,793
Engineering - Construction - 0.8%
JGC Corp.	1,978,000	$57,242,136

Food & Beverages - 4.7%
Groupe Danone	1,661,470	$116,009,318
M. Dias Branco S.A. Industria e Comercio de Alimentos	884,877	39,925,208
Nestle S.A.	2,483,417	192,738,371

		$348,672,897
Food & Drug Stores - 0.5%
Sundrug Co. Ltd.	869,600	$38,613,600

Gaming & Lodging - 0.5%
Sands China Ltd.	5,862,400	$38,199,908

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 0.1%
Dollarama, Inc.	57,066	$4,858,456

Health Maintenance Organizations - 0.2%
OdontoPrev S.A.	4,271,836	$18,625,472

Insurance - 6.0%
AIA Group Ltd.	20,995,800	$114,595,692
Hiscox Ltd.	2,805,980	30,232,687
ING Groep N.V. (a)	7,725,113	106,224,059
Prudential PLC	2,676,357	64,425,756
Sony Financial Holdings, Inc.	1,601,300	25,640,500
Zurich Insurance Group AG	334,930	101,057,252

		$442,175,946
Machinery & Tools - 3.4%
Atlas Copco AB, “A”	3,932,655	$114,503,744
Joy Global, Inc.	977,684	61,740,745
Schindler Holding AG	525,045	75,892,894

		$252,137,383
Major Banks - 10.0%
BNP Paribas	1,422,198	$96,013,651
HSBC Holdings PLC	16,344,770	176,918,761
Mitsubishi UFJ Financial Group, Inc.	12,886,800	74,091,823
Royal Bank of Scotland Group PLC (a)	13,605,922	81,948,826
Standard Chartered PLC	3,228,454	65,013,401
Sumitomo Mitsui Financial Group, Inc.	2,437,500	98,406,639
Westpac Banking Corp.	4,462,772	146,046,945

		$738,440,046
Medical Equipment - 1.1%
Sonova Holding AG	245,121	$39,195,864
Terumo Corp.	1,689,300	42,506,487

		$81,702,351
Metals & Mining - 3.2%
Gerdau S.A., ADR	4,680,100	$27,097,779
Iluka Resources Ltd.	6,450,862	53,620,571
Rio Tinto Ltd.	2,942,259	156,966,395

		$237,684,745
Natural Gas - Distribution - 2.7%
Centrica PLC	8,130,610	$43,112,730
China Resources Gas Group Ltd.	10,336,000	30,074,232

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Distribution - continued
GDF SUEZ	2,747,837	$67,679,203
Tokyo Gas Co. Ltd.	10,152,000	57,655,983

		$198,522,148
Natural Gas - Pipeline - 0.4%
APA Group	4,489,152	$32,492,991

Network & Telecom - 1.0%
Ericsson, Inc., “B”	5,917,989	$73,792,287

Oil Services - 0.5%
Technip	375,831	$34,814,530

Other Banks & Diversified Financials - 7.2%
Aeon Credit Service Co. Ltd.	1,450,100	$33,644,494
DBS Group Holdings Ltd.	4,964,000	71,218,030
Erste Group Bank AG	1,641,162	42,114,584
HDFC Bank Ltd., ADR	601,689	29,897,926
Julius Baer Group Ltd.	1,210,027	55,001,826
Kasikornbank PLC, NVDR	4,283,600	30,175,642
KBC Group N.V. (a)	1,480,265	84,364,120
Sberbank of Russia, ADR	2,802,929	22,843,871
UBS AG	6,884,789	123,439,493
UniCredit S.p.A.	5,590,775	43,267,931

		$535,967,917
Pharmaceuticals - 9.3%
Bayer AG	995,100	$133,431,558
GlaxoSmithKline PLC	5,293,001	129,566,949
Novartis AG	2,804,585	251,574,070
Roche Holding AG	231,497	67,503,673
Santen Pharmaceutical Co. Ltd.	1,869,500	107,809,121

		$689,885,371
Printing & Publishing - 0.7%
Reed Elsevier N.V.	2,463,138	$56,152,235

Real Estate - 1.6%
Deutsche Wohnen AG	1,395,772	$31,489,343
Intu Properties PLC, REIT	5,739,884	32,589,425
Mitsui Fudosan Co. Ltd.	1,699,000	54,132,202

		$118,210,970

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Restaurants - 1.7%
Whitbread PLC	1,206,931	$87,941,831
YUM! Brands, Inc.	515,488	37,336,796

		$125,278,627
Specialty Chemicals - 4.5%
Akzo Nobel N.V.	1,534,744	$108,471,666
JSR Corp.	3,860,200	67,079,068
Linde AG	587,743	116,341,704
Symrise AG	721,926	38,569,044

		$330,461,482
Specialty Stores - 0.9%
Esprit Holdings Ltd.	12,164,300	$19,745,278
Inditex	1,127,533	32,667,558
Ryohin Keikaku Co. Ltd.	115,500	12,965,928

		$65,378,764
Telecommunications - Wireless - 3.4%
KDDI Corp.	2,304,900	$132,895,335
Mobile TeleSystems OJSC (a)	2,922,077	22,254,834
Philippine Long Distance Telephone Co.	265,730	21,026,800
Vodafone Group PLC	21,557,082	73,991,694

		$250,168,663
Telephone Services - 1.6%
BT Group PLC	5,067,210	$32,555,723
Hellenic Telecommunications Organization S.A. (a)	785,706	11,232,279
Royal KPN N.V. (a)	9,390,437	31,154,875
Telecom Italia S.p.A. - Savings Shares	30,266,478	27,838,046
Telefonica Brasil S.A., ADR	813,771	17,414,699

		$120,195,622
Tobacco - 1.2%
Japan Tobacco, Inc.	2,548,000	$87,280,235

Trucking - 1.2%
Yamato Holdings Co. Ltd.	4,270,800	$88,231,867

Utilities - Electric Power - 0.7%
Canadian Utilities Ltd.	1,027,776	$36,997,289
Energias do Brasil S.A.	2,828,596	14,278,818

		$51,276,107
Total Common Stocks (Identified Cost, $6,382,111,935)		$7,270,697,627

16

Portfolio of Investments – continued

Money Market Funds - 1.4%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	102,287,398	$102,287,398
Total Investments (Identified Cost, $6,484,399,333)		$7,372,985,025

Other Assets, Less Liabilities - 0.5%		35,860,622
Net Assets - 100.0%		$7,408,845,647

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $6,382,111,935)	$7,270,697,627
Underlying affiliated funds, at cost and value	102,287,398
Total investments, at value (identified cost, $6,484,399,333)	$7,372,985,025
Foreign currency, at value (identified cost, $2,135,581)	2,126,750
Receivables for
Investments sold	58,592,291
Fund shares sold	6,066,583
Interest and dividends	25,324,041
Other assets	9,016
Total assets	$7,465,103,706
Liabilities
Payables for
Investments purchased	$44,639,374
Fund shares reacquired	6,228,355
Payable to affiliates
Investment adviser	551,357
Shareholder servicing costs	3,753,185
Distribution and service fees	60,482
Program manager fees	21
Payable for independent Trustees’ compensation	1,162
Deferred country tax expense payable	523,775
Accrued expenses and other liabilities	500,348
Total liabilities	$56,258,059
Net assets	$7,408,845,647
Net assets consist of
Paid-in capital	$6,831,292,096
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $441,648 deferred country tax)	887,951,987
Accumulated net realized gain (loss) on investments and foreign currency	(482,259,896)
Undistributed net investment income	171,861,460
Net assets	$7,408,845,647
Shares of beneficial interest outstanding	407,546,607

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,184,926,974	65,617,011	$18.06
Class B	16,932,440	981,164	17.26
Class C	91,487,367	5,404,798	16.93
Class I	2,194,431,968	117,586,096	18.66
Class R1	4,242,652	254,226	16.69
Class R2	182,465,581	10,438,075	17.48
Class R3	229,232,197	12,833,185	17.86
Class R4	546,069,497	30,189,088	18.09
Class R5	2,955,339,436	164,029,163	18.02
Class 529A	2,427,678	136,278	17.81
Class 529B	192,076	11,433	16.80
Class 529C	1,097,781	66,090	16.61

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $19.16 [100 / 94.25 x $18.06] and $18.90 [100 / 94.25 x $17.81], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$254,297,091
Interest	1,918,871
Dividends from underlying affiliated funds	67,962
Foreign taxes withheld	(16,045,736)
Total investment income	$240,238,188
Expenses
Management fee	$52,777,080
Distribution and service fees	5,586,672
Program manager fees	3,637
Shareholder servicing costs	4,525,568
Administrative services fee	485,257
Independent Trustees’ compensation	100,261
Custodian fee	1,443,468
Shareholder communications	305,694
Audit and tax fees	71,705
Legal fees	68,978
Miscellaneous	428,311
Total expenses	$65,796,631
Fees paid indirectly	(492)
Reduction of expenses by investment adviser and distributor	(1,418,041)
Net expenses	$64,378,098
Net investment income	$175,860,090
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $82,127 country tax)	$258,736,070
Foreign currency	(168,283)
Net realized gain (loss) on investments and foreign currency	$258,567,787
Change in unrealized appreciation (depreciation)
Investments (net of $441,648 increase in deferred country tax)	$373,354,874
Translation of assets and liabilities in foreign currencies	167,369
Net unrealized gain (loss) on investments and foreign currency translation	$373,522,243
Net realized and unrealized gain (loss) on investments and foreign currency	$632,090,030
Change in net assets from operations	$807,950,120

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment income	$175,860,090	$101,775,627
Net realized gain (loss) on investments and foreign currency	258,567,787	294,914,718
Net unrealized gain (loss) on investments and foreign currency translation	373,522,243	380,101,957
Change in net assets from operations	$807,950,120	$776,792,302
Distributions declared to shareholders
From net investment income	$(103,250,534)	$(97,500,392)
Change in net assets from fund share transactions	$512,989,442	$746,775,414
Total change in net assets	$1,217,689,028	$1,426,067,324
Net assets
At beginning of period	6,191,156,619	4,765,089,295
At end of period (including undistributed net investment income of $171,861,460 and $102,701,310, respectively)	$7,408,845,647	$6,191,156,619

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.25	$14.25	$14.66	$12.93	$13.03
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.26	$0.28	$0.26	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	2.01	(0.45)	1.67	(0.11)
Total from investment operations	$2.04	$2.27	$(0.17)	$1.93	$0.10
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.27)	$(0.24)	$(0.20)	$(0.20)
Net asset value, end of period (x)	$18.06	$16.25	$14.25	$14.66	$12.93
Total return (%) (r)(s)(t)(x)	12.60	16.08	(1.03)	14.89	0.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.18	1.21	1.19	1.25
Expenses after expense reductions (f)	1.11	1.18	1.21	1.19	1.25
Net investment income	2.24	1.65	2.02	1.67	1.59
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$1,184,927	$1,108,795	$970,501	$1,008,654	$1,466,337

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.52	$13.59	$13.96	$12.30	$12.39
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.12	$0.16	$0.11	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.57	1.94	(0.42)	1.62	(0.09)
Total from investment operations	$1.82	$2.06	$(0.26)	$1.73	$—
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.13)	$(0.11)	$(0.07)	$(0.09)
Net asset value, end of period (x)	$17.26	$15.52	$13.59	$13.96	$12.30
Total return (%) (r)(s)(t)(x)	11.77	15.27	(1.82)	14.02	(0.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.93	1.96	1.95	1.99
Expenses after expense reductions (f)	1.86	1.93	1.96	1.94	1.99
Net investment income	1.46	0.83	1.19	0.76	0.71
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$16,932	$19,751	$23,369	$33,059	$40,476

Class C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.26	$13.39	$13.78	$12.16	$12.27
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.13	$0.16	$0.12	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	1.90	(0.42)	1.59	(0.10)
Total from investment operations	$1.79	$2.03	$(0.26)	$1.71	$—
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)	$(0.13)	$(0.09)	$(0.11)
Net asset value, end of period (x)	$16.93	$15.26	$13.39	$13.78	$12.16
Total return (%) (r)(s)(t)(x)	11.74	15.22	(1.80)	14.05	(0.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.93	1.96	1.95	2.00
Expenses after expense reductions (f)	1.86	1.93	1.96	1.95	2.00
Net investment income	1.50	0.87	1.23	0.80	0.78
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$91,487	$86,793	$84,133	$99,830	$101,267

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.78	$14.71	$15.15	$13.35	$13.44
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.31	$0.35	$0.29	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.69	2.06	(0.49)	1.74	(0.12)
Total from investment operations	$2.15	$2.37	$(0.14)	$2.03	$0.14
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.30)	$(0.30)	$(0.23)	$(0.23)
Net asset value, end of period (x)	$18.66	$16.78	$14.71	$15.15	$13.35
Total return (%) (r)(s)(x)	12.89	16.32	(0.82)	15.19	0.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.93	0.96	0.95	1.00
Expenses after expense reductions (f)	0.86	0.93	0.96	0.95	1.00
Net investment income	2.51	1.89	2.45	1.86	1.90
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$2,194,432	$1,834,498	$1,143,621	$2,484,795	$1,926,221

Class R1	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.02	$13.17	$13.57	$11.98	$12.10
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.12	$0.15	$0.12	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.52	1.87	(0.40)	1.57	(0.10)
Total from investment operations	$1.76	$1.99	$(0.25)	$1.69	$—
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.14)	$(0.15)	$(0.10)	$(0.12)
Net asset value, end of period (x)	$16.69	$15.02	$13.17	$13.57	$11.98
Total return (%) (r)(s)(x)	11.73	15.24	(1.80)	14.09	(0.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.93	1.96	1.95	2.00
Expenses after expense reductions (f)	1.86	1.93	1.96	1.95	2.00
Net investment income	1.47	0.85	1.18	0.84	0.77
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$4,243	$4,034	$4,914	$6,288	$5,868

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.75	$13.83	$14.26	$12.59	$12.70
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.21	$0.24	$0.20	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.57	1.95	(0.44)	1.64	(0.11)
Total from investment operations	$1.93	$2.16	$(0.20)	$1.84	$0.07
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.24)	$(0.23)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$17.48	$15.75	$13.83	$14.26	$12.59
Total return (%) (r)(s)(x)	12.32	15.79	(1.32)	14.61	0.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.43	1.46	1.45	1.50
Expenses after expense reductions (f)	1.36	1.43	1.46	1.45	1.50
Net investment income	2.06	1.41	1.78	1.37	1.34
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$182,466	$136,444	$107,567	$91,693	$72,425

Class R3	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.08	$14.10	$14.53	$12.82	$12.92
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.25	$0.28	$0.23	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.61	2.00	(0.45)	1.68	(0.10)
Total from investment operations	$2.01	$2.25	$(0.17)	$1.91	$0.11
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.27)	$(0.26)	$(0.20)	$(0.21)
Net asset value, end of period (x)	$17.86	$16.08	$14.10	$14.53	$12.82
Total return (%) (r)(s)(x)	12.56	16.13	(1.06)	14.88	0.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.18	1.21	1.20	1.25
Expenses after expense reductions (f)	1.11	1.18	1.21	1.20	1.25
Net investment income	2.28	1.63	2.05	1.54	1.55
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$229,232	$195,358	$168,989	$154,869	$151,073
See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 8/31
	2014	2013	2012		2011	2010
Net asset value, beginning of period	$16.27	$14.26	$14.70		$12.96	$13.05
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.25	$0.32		$0.28	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	1.63	2.06	(0.46)		1.69	(0.10)
Total from investment operations	$2.08	$2.31	$(0.14)		$1.97	$0.14
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.30)	$(0.30)		$(0.23)	$(0.23)
Net asset value, end of period (x)	$18.09	$16.27	$14.26		$14.70	$12.96
Total return (%) (r)(s)(x)	12.87	16.42	(0.84)		15.19	0.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.93	0.96		0.95	1.00
Expenses after expense reductions (f)	0.86	0.93	0.96		0.95	1.00
Net investment income	2.54	1.60	2.28		1.83	1.77
Portfolio turnover	27	32	37		43	56
Net assets at end of period (000 omitted)	$546,069	$470,915	$825,288		$561,557	$482,217

Class R5 (y)	Years ended 8/31
	2014	2013	2012		2011	2010
Net asset value, beginning of period	$16.21	$14.20	$14.63		$12.90	$13.00
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.33	$0.17		$0.26	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	1.99	(0.31	)(g)	1.69	(0.11)
Total from investment operations	$2.10	$2.32	$(0.14)		$1.95	$0.12
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.29)		$(0.22)	$(0.22)
Net asset value, end of period (x)	$18.02	$16.21	$14.20		$14.63	$12.90
Total return (%) (r)(s)(x)	13.01	16.50	(0.85)		15.07	0.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.89		1.05	1.10
Expenses after expense reductions (f)	0.77	0.81	0.89		1.05	1.10
Net investment income	2.62	2.09	1.20(l	)	1.71	1.73
Portfolio turnover	27	32	37		43	56
Net assets at end of period (000 omitted)	$2,955,339	$2,331,325	$1,433,832		$26,173	$24,820

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.03	$14.06	$14.49	$12.78	$12.88
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.25	$0.27	$0.22	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.62	1.98	(0.45)	1.68	(0.12)
Total from investment operations	$2.01	$2.23	$(0.18)	$1.90	$0.08
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.26)	$(0.25)	$(0.19)	$(0.18)
Net asset value, end of period (x)	$17.81	$16.03	$14.06	$14.49	$12.78
Total return (%) (r)(s)(t)(x)	12.57	16.05	(1.15)	14.80	0.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.28	1.31	1.30	1.35
Expenses after expense reductions (f)	1.14	1.21	1.26	1.29	1.35
Net investment income	2.22	1.62	1.96	1.47	1.47
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$2,428	$2,105	$1,762	$1,747	$1,512

Class 529B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.14	$13.25	$13.57	$11.99	$12.11
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.12	$0.13	$0.09	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.52	1.88	(0.38)	1.58	(0.10)
Total from investment operations	$1.77	$2.00	$(0.25)	$1.67	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.07)	$(0.09)	$(0.11)
Net asset value, end of period (x)	$16.80	$15.14	$13.25	$13.57	$11.99
Total return (%) (r)(s)(t)(x)	11.71	15.15	(1.84)	13.90	(0.14)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.03	2.06	2.04	2.10
Expenses after expense reductions (f)	1.91	1.98	2.01	2.04	2.10
Net investment income	1.49	0.82	1.03	0.66	0.69
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$192	$188	$199	$366	$461

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.98	$13.17	$13.56	$12.00	$12.12
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.12	$0.15	$0.11	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.52	1.86	(0.41)	1.56	(0.10)
Total from investment operations	$1.75	$1.98	$(0.26)	$1.67	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.17)	$(0.13)	$(0.11)	$(0.11)
Net asset value, end of period (x)	$16.61	$14.98	$13.17	$13.56	$12.00
Total return (%) (r)(s)(t)(x)	11.68	15.17	(1.83)	13.89	(0.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.03	2.06	2.05	2.10
Expenses after expense reductions (f)	1.91	1.98	2.01	2.04	2.10
Net investment income	1.43	0.81	1.19	0.81	0.76
Portfolio turnover	27	32	37	43	56
Net assets at end of period (000 omitted)	$1,098	$950	$914	$906	$796

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(l)	The net investment income ratio does not vary by the class specific expense differential because of the timing of sales of fund shares and the allocation of fund level income at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

29

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

30

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$1,558,595,275	$—	$—	$1,558,595,275
Japan	1,333,188,519	—	—	1,333,188,519
Switzerland	906,403,443	—	—	906,403,443
France	754,464,468	—	—	754,464,468
Germany	506,891,576	—	—	506,891,576
Hong Kong	310,356,487	—	—	310,356,487
Netherlands	302,002,834	—	—	302,002,834
Australia	286,096,121	—	—	286,096,121
United States	230,605,999	—	—	230,605,999
Other Countries	1,039,731,987	42,360,918	—	1,082,092,905
Mutual Funds	102,287,398	—	—	102,287,398
Total Investments	$7,330,624,107	$42,360,918	$—	$7,372,985,025

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $20,106,085 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $1,636,158,939 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

31

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

32

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/14	8/13/13
Ordinary income (including any short-term capital gains)	$103,250,534	$97,500,392

33

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$6,532,198,760
Gross appreciation	1,085,001,994
Gross depreciation	(244,215,729)
Net unrealized appreciation (depreciation)	$840,786,265
Undistributed ordinary income	172,550,010
Capital loss carryforwards	(434,460,469)
Other temporary differences	(1,322,255)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/18	$(434,460,469)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

34

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/14	Year ended 8/31/13
Class A	$15,702,653	$18,082,585
Class B	102,139	216,225
Class C	675,749	914,829
Class I	31,156,722	24,235,060
Class R1	23,279	49,846
Class R2	1,827,492	1,877,801
Class R3	2,842,760	3,284,789
Class R4	7,705,916	17,572,798
Class R5	43,174,399	31,219,429
Class 529A	30,527	33,635
Class 529B	1,412	1,468
Class 529C	7,486	11,927
Total	$103,250,534	$97,500,392

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

Prior to August 1, 2014, the investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $5 billion up to $10 billion and 0.60% of average daily net assets in excess of $10 billion. This written agreement terminated on July 31, 2014. For the period September 1, 2013 through July 31, 2014, this management fee reduction amounted to $955,642, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $5 billion up to $10 billion and 0.55% of average daily net assets in excess of $10 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period August 1, 2014 through August 31, 2014, this management fee reduction amounted to $199,728, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $238,985, which is included in the reduction

35

Notes to Financial Statements – continued

of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $81,365 and $1,060 for the year ended August 31, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,997,067
Class B	0.75%	0.25%	1.00%	1.00%	194,083
Class C	0.75%	0.25%	1.00%	1.00%	939,852
Class R1	0.75%	0.25%	1.00%	1.00%	42,738
Class R2	0.25%	0.25%	0.50%	0.50%	833,096
Class R3	—	0.25%	0.25%	0.25%	561,262
Class 529A	—	0.25%	0.25%	0.22%	5,928
Class 529B	0.75%	0.25%	1.00%	1.00%	2,029
Class 529C	0.75%	0.25%	1.00%	1.00%	10,617
Total Distribution and Service Fees					$5,586,672

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2014, this rebate amounted to $9,822, $136, $106, $494, $622, and $2 for Class A, Class B, Class C, Class R3, Class 529A, and Class 529B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase.

36

Notes to Financial Statements – continued

All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2014, were as follows:

Amount
Class A	$310
Class B	17,935
Class C	4,792
Class 529B	—
Class 529C	5

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire December 31, 2015, unless MFD elects to extend the waiver. For the year ended August 31, 2014, this waiver amounted to $1,818 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2014, were as follows:

	Fee	Waiver
Class 529A	$2,372	$1,186
Class 529B	203	102
Class 529C	1,062	530
Total Program Manager Fees and Waivers	$3,637	$1,818

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $291,110, which equated to 0.0041% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,234,458.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee

37

Notes to Financial Statements – continued

based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.0068% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $153 and the Retirement Deferral plan resulted in an expense of $1,276. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $1,147 at August 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $36,010 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,686, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

38

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 7,903 shares of Class R5 for an aggregate amount of $135,774.

(4) Portfolio Securities

For the year ended August 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $2,400,440,926 and $1,908,589,304, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,795,045	$210,179,639	16,279,457	$254,419,782
Class B	73,919	1,254,919	113,999	1,720,590
Class C	779,624	12,932,437	856,729	12,689,293
Class I	32,553,405	597,030,708	61,242,598	1,017,828,706
Class R1	48,002	787,268	60,541	876,339
Class R2	3,262,913	55,773,824	2,636,872	40,136,497
Class R3	4,217,815	73,822,772	3,459,308	53,661,367
Class R4	6,760,440	120,226,134	7,651,892	118,459,587
Class R5	23,987,940	423,700,354	48,012,029	741,180,408
Class 529A	20,890	363,424	19,927	308,135
Class 529B	2,494	41,383	940	13,451
Class 529C	10,025	164,945	5,559	79,642
	83,512,512	$1,496,277,807	140,339,851	$2,241,373,797

Shares issued to shareholders in reinvestment of distributions
Class A	740,280	$12,917,878	988,881	$14,783,775
Class B	5,142	86,227	12,620	181,228
Class C	21,795	358,525	34,473	486,411
Class I	1,243,827	22,388,889	1,092,849	16,840,811
Class R1	1,431	23,203	3,550	49,310
Class R2	101,560	1,719,409	120,670	1,752,131
Class R3	164,702	2,842,760	222,095	3,284,789
Class R4	428,261	7,473,150	1,161,239	17,348,909
Class R5	2,485,573	43,174,399	2,099,491	31,219,429
Class 529A	1,773	30,527	2,280	33,635
Class 529B	86	1,412	103	1,468
Class 529C	464	7,486	861	11,927
	5,194,894	$91,023,865	5,739,112	$85,993,823

39

Notes to Financial Statements – continued

	Year ended 8/31/14		Year ended 8/31/13
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(15,156,261)	$(270,617,354)	(17,149,034)	$(268,162,272)
Class B	(370,599)	(6,313,790)	(572,885)	(8,623,274)
Class C	(1,085,852)	(18,135,045)	(1,487,418)	(21,691,721)
Class I	(25,510,410)	(468,165,738)	(30,802,793)	(503,136,411)
Class R1	(63,860)	(1,051,501)	(168,622)	(2,424,736)
Class R2	(1,589,201)	(27,401,731)	(1,873,333)	(28,103,295)
Class R3	(3,700,880)	(65,149,095)	(3,512,663)	(54,511,524)
Class R4	(5,948,182)	(105,874,108)	(37,734,633)	(579,114,162)
Class R5	(6,253,975)	(111,106,638)	(7,286,685)	(114,338,763)
Class 529A	(17,644)	(308,796)	(16,241)	(255,887)
Class 529B	(3,584)	(59,757)	(3,651)	(52,851)
Class 529C	(7,843)	(128,677)	(12,369)	(177,310)
	(59,708,291)	$(1,074,312,230)	(100,620,327)	$(1,580,592,206)

Net change
Class A	(2,620,936)	$(47,519,837)	119,304	$1,041,285
Class B	(291,538)	(4,972,644)	(446,266)	(6,721,456)
Class C	(284,433)	(4,844,083)	(596,216)	(8,516,017)
Class I	8,286,822	151,253,859	31,532,654	531,533,106
Class R1	(14,427)	(241,030)	(104,531)	(1,499,087)
Class R2	1,775,272	30,091,502	884,209	13,785,333
Class R3	681,637	11,516,437	168,740	2,434,632
Class R4	1,240,519	21,825,176	(28,921,502)	(443,305,666)
Class R5	20,219,538	355,768,115	42,824,835	658,061,074
Class 529A	5,019	85,155	5,966	85,883
Class 529B	(1,004)	(16,962)	(2,608)	(37,932)
Class 529C	2,646	43,754	(5,949)	(85,741)
	28,999,115	$512,989,442	45,458,636	$746,775,414

The fund is one of several mutual funds in which certain of the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 18%, 5%, 5%, 2%, and 2% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

40

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $27,963 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	30,851,777	1,092,274,296	(1,020,838,675)	102,287,398

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$67,962	$102,287,398

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund (one of the series constituting MFS Series Trust I) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2014

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

46

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Jose Luis Garcia Thomas Melendez

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

48

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than Lipper expense group median.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on average daily net assets over $5 billion and $10 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

50

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $191,958,393. The fund intends to pass through foreign tax credits of $12,549,259 for the fiscal year.

52

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® TECHNOLOGY FUND

SCT-ANN

MFS® TECHNOLOGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Google, Inc., “A”	6.1%
Apple, Inc.	5.9%
Hewlett-Packard Co.	5.1%
Oracle Corp.	5.0%
Google, Inc., “C”	4.6%
Visa, Inc., “A”	4.2%
Facebook, Inc., “A”	4.2%
EMC Corp.	3.9%
Priceline Group, Inc.	3.6%
Amazon.com, Inc.	3.2%

Top five industries (i)
Internet	22.4%
Computer Software-Systems	17.7%
Computer Software	10.6%
Other Banks & Diversified Financials	7.3%
Electronics (s)	7.1%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
(s)	Includes securities sold short.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2014, Class A shares of the MFS Technology Fund (“fund”) provided a total return of 26.07%, at net asset value. This compares with a return of 25.25% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index and a return of 31.38% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Weak stock selection and an underweight position in the electronics industry was a negative factor that detracted from the fund’s performance relative to the Standard & Poor’s North American Technology Sector Index. Most notably, an overweight position in network testing company JDS Uniphase held back relative performance as the company reported lower-than-expected results. The company’s Network and Service

3

Management Review – continued

Enablement division showed lower profitability due to a weaker than expected Telecom spending environment. Not holding stocks of strong-performing semiconductor companies, Intel (h) and Micron Technology (h), also hampered relative performance as both stocks surged in the second half of the period. The fund’s overweight position in semiconductor company Altera also held back relative results as the company posted flat third-quarter results due to rising costs in new product launches.

Elsewhere, underweight positions in strong-performing computer and personal electronics maker Apple and software giant Microsoft, and an overweight position in weak-performing systems security solution company Symantec, detracted from relative performance. The fund’s holdings of software solutions provider FleetMatics Group (b)(h) and global media company Twenty-First Century Fox, Inc. (b) also held back relative results as both companies underperformed the fund’s benchmark.

The fund’s cash and/or cash equivalents position during the period weakened relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The combination of positive stock selection and an underweight position in the network & telecom industry was a positive factor for relative performance. The fund’s short position in network equipment company Cisco Systems (h), benefited relative results as the stock underperformed the benchmark due, in part, to weak orders in the company’s high-end switching and routing products. An overweight position in wireless, enterprise and broadband infrastructure solutions provider CommScope Holding also strengthened relative performance as the stock significantly outperformed the benchmark.

Strong stock selection in the computer systems industry contributed to relative returns over the reporting period. Most notable was the fund’s overweight position in computer and personal electronics maker Hewlett-Packard, which posted improving earnings due to the progression of the company’s multi-year restructuring plan of reducing its employee workforce. Not holding poor-performing diversified technology products and services company International Business Machines (IBM) also contributed to relative results.

Elsewhere, the fund’s overweight positions in social networking service provider Facebook, online information portal Yahoo!, internet retailer Amazon.com, semiconductor company Freescale Semiconductor (h) and online business database Yelp strengthened relative performance. A short position in 3D printers manufacturer 3D Systems (h) was another positive factor for relative results as the stock turned in weak performance for the reporting period.

Respectfully,

Matthew Sabel
Portfolio Manager

4

Management Review – continued

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	26.07%	17.21%	12.26%	N/A
B	4/14/00	25.07%	16.33%	11.46%	N/A
C	4/14/00	25.13%	16.33%	11.47%	N/A
I	1/02/97	26.32%	17.49%	12.58%	N/A
R1	4/01/05	25.11%	16.31%	N/A	11.39%
R2	10/31/03	25.73%	16.91%	11.96%	N/A
R3	4/01/05	26.02%	17.20%	N/A	12.22%
R4	4/01/05	26.38%	17.49%	N/A	12.52%
R5	1/02/13	26.45%	N/A	N/A	25.24%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		25.25%	16.88%	8.38%	N/A
Standard & Poor’s North American Technology Sector Index (f)		31.38%	17.50%	10.71%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		18.82%	15.83%	11.59%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		21.07%	16.11%	11.46%	N/A
C With CDSC (1% for 12 months) (v)		24.13%	16.33%	11.47%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	1.28%	$1,000.00	$1,031.62	$6.55
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51
B	Actual	2.04%	$1,000.00	$1,027.30	$10.42
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36
C	Actual	2.04%	$1,000.00	$1,027.35	$10.42
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36
I	Actual	1.04%	$1,000.00	$1,032.57	$5.33
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
R1	Actual	2.04%	$1,000.00	$1,027.40	$10.42
	Hypothetical (h)	2.04%	$1,000.00	$1,014.92	$10.36
R2	Actual	1.54%	$1,000.00	$1,029.99	$7.88
	Hypothetical (h)	1.54%	$1,000.00	$1,017.44	$7.83
R3	Actual	1.29%	$1,000.00	$1,031.20	$6.60
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
R4	Actual	1.04%	$1,000.00	$1,032.92	$5.33
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
R5	Actual	0.95%	$1,000.00	$1,032.93	$4.87
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.5%
Issuer	Shares/Par	Value ($)

Broadcasting - 6.5%
Discovery Communications, Inc., “C” (a)	93,980	$4,038,317
Time Warner, Inc.	76,970	5,928,999
Twenty-First Century Fox, Inc.	192,600	6,821,892
Walt Disney Co.	26,750	2,404,290

		$19,193,498
Brokerage & Asset Managers - 0.9%
Intercontinental Exchange, Inc.	14,626	$2,764,314

Business Services - 6.2%
Accenture PLC, “A”	23,037	$1,867,379
Cognizant Technology Solutions Corp., “A” (a)	78,879	3,607,137
Concur Technologies, Inc. (a)	15,499	1,555,790
Fidelity National Information Services, Inc.	57,054	3,237,815
FleetCor Technologies, Inc. (a)	23,478	3,373,554
Gartner, Inc. (a)	27,818	2,074,945
IHS, Inc., “A” (a)	16,030	2,283,794
Wex, Inc. (a)	3,942	448,008

		$18,448,422
Cable TV - 0.9%
Time Warner Cable, Inc.	17,760	$2,627,237

Computer Software - 10.6%
Citrix Systems, Inc. (a)	19,240	$1,351,802
Dassault Systems S.A.	14,828	981,956
Microsoft Corp.	57,440	2,609,499
Oracle Corp.	355,338	14,757,187
Qlik Technologies, Inc. (a)	77,660	2,192,342
Red Hat, Inc. (a)	17,090	1,041,123
Salesforce.com, Inc. (a)	146,301	8,644,926

		$31,578,835
Computer Software - Systems - 18.6%
Apple, Inc. (s)	169,912	$17,415,980
Benefitfocus, Inc. (a)(l)	18,472	609,945
CDW Corp.	81,307	2,686,383
EMC Corp.	389,710	11,508,136
Guidewire Software, Inc. (a)	35,270	1,606,549
Hewlett-Packard Co. (s)	399,153	15,167,814

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - continued
Ingram Micro, Inc., “A” (a)	63,449	$1,829,235
Qualys, Inc. (a)	43,414	1,054,960
SS&C Technologies Holdings, Inc. (a)	35,570	1,609,898
Vantiv, Inc., “A” (a)	58,200	1,820,496

		$55,309,396
Consumer Services - 3.6%
Priceline Group, Inc. (a)	8,589	$10,687,379

Electrical Equipment - 2.6%
Amphenol Corp., “A”	36,160	$3,724,842
TE Connectivity Ltd.	61,298	3,842,159

		$7,567,001
Electronics - 8.0%
Aeroflex Holding Corp. (a)	107,274	$1,132,813
Altera Corp.	203,169	7,179,992
Broadcom Corp., “A”	76,480	3,011,782
JDS Uniphase Corp. (a)	332,171	3,836,575
Mellanox Technologies Ltd. (a)	34,973	1,461,522
Microchip Technology, Inc.	135,102	6,597,031
Rubicon Technology, Inc. (a)(l)	106,777	666,288

		$23,886,003
Entertainment - 0.5%
AMC Networks, Inc., “A” (a)	25,549	$1,598,729

Internet - 22.4%
ChannelAdvisor Corp. (a)	18,254	$295,715
eBay, Inc. (a)	141,930	7,877,115
Facebook, Inc., “A “ (a)	165,943	12,415,855
Google, Inc., “A” (a)(s)	31,060	18,088,102
Google, Inc., “C” (a)	23,742	13,570,927
LinkedIn Corp., “A” (a)	22,189	5,009,167
Twitter, Inc. (a)	21,600	1,074,600
Yahoo!, Inc. (a)	155,619	5,992,888
Yelp, Inc. (a)	26,776	2,206,878

		$66,531,247
Network & Telecom - 4.2%
CommScope Holding Co., Inc. (a)	27,940	$719,734
Juniper Networks, Inc.	147,340	3,416,815
Qualcomm, Inc.	109,955	8,367,576

		$12,504,125

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 7.3%
MasterCard, Inc., “A”	121,558	$9,215,312
Visa, Inc., “A”	58,928	12,523,379

		$21,738,691
Specialty Stores - 3.2%
Amazon.com, Inc. (a)	27,616	$9,362,929

Telecommunications - Wireless - 1.0%
American Tower Corp., REIT	25,403	$2,504,736
SBA Communications Corp. (a)	5,426	598,434

		$3,103,170
Total Common Stocks (Identified Cost, $187,402,365)		$286,900,976

Collateral for Securities Loaned - 0.1%
Navigator Securities Lending Prime Portfolio, 0.15%, at Cost and Net Asset Value (j)	176,859	$176,859

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.1%
Computer Software - Systems - 0.1%
International Business Machines Corp. - January 2015 @ $195	264	$240,240

Electronics - 0.0%
Integrated Device Technology - September 2014 @ $16	287	$10,045
Total Put Options Purchased (Premiums Paid, $536,975)		$250,285

Issuer	Shares/Par
Money Market Funds - 3.9%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	11,677,042	$11,677,042
Total Investments (Identified Cost, $199,793,241)		$299,005,162

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Written - 0.0%
Computer Software - Systems - 0.0%
Hewlett-Packard Co. - September 2014 @ $38	(124)	$(10,292)
Hewlett-Packard Co. - September 2014 @ $38	(7)	(371)
Total Call Options Written (Premiums Received, $3,125)		$(10,663)

13

Portfolio of Investments – continued

Put Options Written - 0.0%
Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

Computer Software - Systems - 0.0%
Apple Inc. - September 2014 @ $91	(352)	$(6,336)
Apple Inc. - September 2014 @ $93	(220)	(5,500)

		$(11,836)
Electronics - 0.0%
Avago Technologies Ltd. - September 2014 @ $78	(193)	$(7,720)

Internet - 0.0%
LinkedIn Corp. - September 2014 @ $200	(40)	$(2,200)
Total Put Options Written (Premiums Received, $36,727)		$(21,756)

Issuer	Shares/Par
Securities Sold Short - (0.9)%
Electronics - (0.9)%
Fairchild Semiconductor International, Inc. (a)	(104,600)	$(1,835,730)
Spansion, Inc. “A” (a)	(42,800)	(954,440)
Total Securities Sold Short (Proceeds Received, $2,575,939)		$(2,790,170)

Other Assets, Less Liabilities - 0.3%		998,193
Net Assets - 100.0%		$297,180,766

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At August 31, 2014, the fund had cash collateral of $755,585 and other liquid securities with an aggregate value of $4,335,063 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $188,116,199)	$287,328,120
Underlying affiliated funds, at cost and value	11,677,042
Total investments, at value, including $170,271 of securities on loan (identified cost, $199,793,241)	$299,005,162
Deposits with brokers	755,585
Receivables for
Premiums on options written	190,476
Investments sold	506,032
Fund shares sold	554,653
Interest and dividends	259,311
Other assets	454
Total assets	$301,271,673
Liabilities
Payables for
Securities sold short, at value (proceeds received, $2,575,939)	$2,790,170
Investments purchased	592,949
Fund shares reacquired	157,660
Written options outstanding, at value (premiums received, $39,852)	32,419
Collateral for securities loaned, at value	176,859
Payable to affiliates
Investment adviser	23,763
Shareholder servicing costs	226,479
Distribution and service fees	10,980
Payable for independent Trustees’ compensation	1,240
Accrued expenses and other liabilities	78,388
Total liabilities	$4,090,907
Net assets	$297,180,766
Net assets consist of
Paid-in capital	$189,587,866
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	99,005,185
Accumulated net realized gain (loss) on investments and foreign currency	8,588,857
Accumulated net investment loss	(1,142)
Net assets	$297,180,766
Shares of beneficial interest outstanding	12,313,731

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$171,019,561	6,989,583	$24.47
Class B	16,189,734	729,282	22.20
Class C	35,998,044	1,624,440	22.16
Class I	40,359,437	1,571,239	25.69
Class R1	2,033,290	91,914	22.12
Class R2	17,123,098	722,573	23.70
Class R3	10,626,112	434,405	24.46
Class R4	1,402,659	55,888	25.10
Class R5	2,428,831	94,407	25.73

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $25.96 [100 / 94.25 x $24.47]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$2,008,384
Interest	16,344
Dividends from underlying affiliated funds	5,080
Total investment income	$2,029,808
Expenses
Management fee	$2,066,237
Distribution and service fees	991,641
Shareholder servicing costs	473,683
Administrative services fee	44,233
Independent Trustees’ compensation	16,261
Custodian fee	38,498
Shareholder communications	40,920
Audit and tax fees	51,234
Legal fees	1,913
Dividend and interest expense on securities sold short	102,700
Miscellaneous	135,339
Total expenses	$3,962,659
Fees paid indirectly	(40)
Reduction of expenses by investment adviser and distributor	(19,259)
Net expenses	$3,943,360
Net investment loss	$(1,913,552)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$18,958,360
Written options	928,330
Securities sold short	(1,661,381)
Foreign currency	(66)
Net realized gain (loss) on investments and foreign currency	$18,225,243
Change in unrealized appreciation (depreciation)
Investments	$45,322,824
Written options	(17,470)
Securities sold short	(311,636)
Translation of assets and liabilities in foreign currencies	62
Net unrealized gain (loss) on investments and foreign currency translation	$44,993,780
Net realized and unrealized gain (loss) on investments and foreign currency	$63,219,023
Change in net assets from operations	$61,305,471

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment loss	$(1,913,552)	$(1,873,475)
Net realized gain (loss) on investments and foreign currency	18,225,243	1,306,279
Net unrealized gain (loss) on investments and foreign currency translation	44,993,780	32,996,324
Change in net assets from operations	$61,305,471	$32,429,128
Change in net assets from fund share transactions	$(1,601,290)	$(26,253,234)
Total change in net assets	$59,704,181	$6,175,894
Net assets
At beginning of period	237,476,585	231,300,691
At end of period (including accumulated net investment loss of $1,142 and $1,333,488, respectively)	$297,180,766	$237,476,585

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.41	$16.80	$14.50	$11.80	$11.06
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.12)	$(0.17)	$(0.09)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	5.19	2.73	2.47	2.79	0.85
Total from investment operations	$5.06	$2.61	$2.30	$2.70	$0.74
Net asset value, end of period (x)	$24.47	$19.41	$16.80	$14.50	$11.80
Total return (%) (r)(s)(t)(x)	26.07	15.54	15.86	22.88	6.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.55	1.45	1.52	1.63
Expenses after expense reductions (f)	1.32	1.54	1.45	1.52	1.57
Net investment loss	(0.58)	(0.70)	(1.08)	(0.61)	(0.91)
Portfolio turnover	38	54	68	106	182
Net assets at end of period (000 omitted)	$171,020	$141,147	$143,595	$96,785	$82,976
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.28	1.36	1.38	1.43	1.53

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.75	$15.48	$13.45	$11.03	$10.42
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.23)	$(0.27)	$(0.18)	$(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	4.72	2.50	2.30	2.60	0.80
Total from investment operations	$4.45	$2.27	$2.03	$2.42	$0.61
Net asset value, end of period (x)	$22.20	$17.75	$15.48	$13.45	$11.03
Total return (%) (r)(s)(t)(x)	25.07	14.66	15.09	21.94	5.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.30	2.20	2.27	2.37
Expenses after expense reductions (f)	2.07	2.29	2.20	2.27	2.32
Net investment loss	(1.34)	(1.44)	(1.83)	(1.35)	(1.66)
Portfolio turnover	38	54	68	106	182
Net assets at end of period (000 omitted)	$16,190	$13,009	$12,911	$11,365	$11,849
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.03	2.12	2.13	2.18	2.27

Class C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.71	$15.45	$13.43	$11.01	$10.40
Income (loss) from investment operations
Net investment loss (d)	$(0.28)	$(0.24)	$(0.27)	$(0.19)	$(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	4.73	2.50	2.29	2.61	0.80
Total from investment operations	$4.45	$2.26	$2.02	$2.42	$0.61
Net asset value, end of period (x)	$22.16	$17.71	$15.45	$13.43	$11.01
Total return (%) (r)(s)(t)(x)	25.13	14.63	15.04	21.98	5.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.30	2.20	2.27	2.38
Expenses after expense reductions (f)	2.07	2.30	2.20	2.27	2.33
Net investment loss	(1.34)	(1.45)	(1.83)	(1.37)	(1.66)
Portfolio turnover	38	54	68	106	182
Net assets at end of period (000 omitted)	$35,998	$25,026	$23,940	$19,251	$16,858
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.03	2.12	2.13	2.18	2.28

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.33	$17.56	$15.11	$12.26	$11.47
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.08)	$(0.14)	$(0.06)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	5.44	2.85	2.59	2.91	0.87
Total from investment operations	$5.36	$2.77	$2.45	$2.85	$0.79
Net asset value, end of period (x)	$25.69	$20.33	$17.56	$15.11	$12.26
Total return (%) (r)(s)(x)	26.36	15.77	16.21	23.25	6.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.30	1.20	1.27	1.38
Expenses after expense reductions (f)	1.07	1.30	1.20	1.27	1.33
Net investment loss	(0.35)	(0.45)	(0.83)	(0.38)	(0.66)
Portfolio turnover	38	54	68	106	182
Net assets at end of period (000 omitted)	$40,359	$30,615	$21,898	$10,833	$8,873
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.04	1.12	1.12	1.18	1.29

Class R1	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.68	$15.42	$13.41	$10.99	$10.39
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.23)	$(0.26)	$(0.19)	$(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency	4.71	2.49	2.27	2.61	0.79
Total from investment operations	$4.44	$2.26	$2.01	$2.42	$0.60
Net asset value, end of period (x)	$22.12	$17.68	$15.42	$13.41	$10.99
Total return (%) (r)(s)(x)	25.11	14.66	14.99	22.02	5.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.30	2.21	2.27	2.38
Expenses after expense reductions (f)	2.07	2.30	2.21	2.27	2.32
Net investment loss	(1.34)	(1.45)	(1.82)	(1.39)	(1.66)
Portfolio turnover	38	54	68	106	182
Net assets at end of period (000 omitted)	$2,033	$1,542	$1,666	$1,831	$1,421
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.04	2.12	2.13	2.18	2.28
See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.85	$16.36	$14.15	$11.54	$10.85
Income (loss) from investment operations
Net investment loss (d)	$(0.18)	$(0.16)	$(0.20)	$(0.12)	$(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency	5.03	2.65	2.41	2.73	0.83
Total from investment operations	$4.85	$2.49	$2.21	$2.61	$0.69
Net asset value, end of period (x)	$23.70	$18.85	$16.36	$14.15	$11.54
Total return (%) (r)(s)(x)	25.73	15.22	15.62	22.62	6.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.79	1.70	1.77	1.87
Expenses after expense reductions (f)	1.58	1.79	1.70	1.77	1.82
Net investment loss	(0.83)	(0.94)	(1.33)	(0.87)	(1.16)
Portfolio turnover	38	54	68	106	182
Net assets at end of period (000 omitted)	$17,123	$15,890	$17,748	$15,911	$13,501
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.54	1.62	1.63	1.68	1.78

Class R3	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.41	$16.80	$14.49	$11.79	$11.06
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.12)	$(0.17)	$(0.09)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	5.18	2.73	2.48	2.79	0.84
Total from investment operations	$5.05	$2.61	$2.31	$2.70	$0.73
Net asset value, end of period (x)	$24.46	$19.41	$16.80	$14.49	$11.79
Total return (%) (r)(s)(x)	26.02	15.54	15.94	22.90	6.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.55	1.45	1.52	1.62
Expenses after expense reductions (f)	1.32	1.55	1.45	1.52	1.58
Net investment loss	(0.59)	(0.70)	(1.08)	(0.63)	(0.90)
Portfolio turnover	38	54	68	106	182
Net assets at end of period (000 omitted)	$10,626	$8,863	$8,720	$5,949	$4,589
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.29	1.37	1.38	1.43	1.53

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.86	$17.15	$14.76	$11.98	$11.21
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.08)	$(0.14)	$(0.05)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	5.32	2.79	2.53	2.83	0.85
Total from investment operations	$5.24	$2.71	$2.39	$2.78	$0.77
Net asset value, end of period (x)	$25.10	$19.86	$17.15	$14.76	$11.98
Total return (%) (r)(s)(x)	26.38	15.80	16.19	23.21	6.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.29	1.20	1.26	1.39
Expenses after expense reductions (f)	1.07	1.29	1.20	1.26	1.36
Net investment loss	(0.34)	(0.45)	(0.84)	(0.32)	(0.65)
Portfolio turnover	38	54	68	106	182
Net assets at end of period (000 omitted)	$1,403	$1,269	$823	$368	$445
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.04	1.12	1.12	1.17	1.31

Class R5	Years ended 8/31
	2014	2013 (i)
Net asset value, beginning of period	$20.34	$17.68
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	5.46	2.70
Total from investment operations	$5.39	$2.66
Net asset value, end of period (x)	$25.73	$20.34
Total return (%) (r)(s)(x)	26.50	15.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.13	(a)
Expenses after expense reductions (f)	0.96	1.13	(a)
Net investment loss	(0.28)	(0.35	)(a)
Portfolio turnover	38	54	(n)
Net assets at end of period (000 omitted)	$2,429	$116
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.95	1.01	(a)

See Notes to Financial Statements

23

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’s inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

25

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The

26

Notes to Financial Statements – continued

adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$287,151,261	$—	$—	$287,151,261
Mutual Funds	11,853,901	—	—	11,853,901
Total Investments	$299,005,162	$—	$—	$299,005,162
Short Sales	$(2,790,170)	$—	$—	$(2,790,170)

Other Financial Instruments
Written Options	$(24,699)	$(7,720)	$—	$(32,419)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

27

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at August 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$250,285	$—
Equity	Written Equity Options	—	(32,419)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$594,753	$928,330

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2014 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(286,690)	$(17,470)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the- counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed

28

Notes to Financial Statements – continued

under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell

29

Notes to Financial Statements – continued

transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended August 31, 2014:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	5,582	$250,473
Options written	41,076	2,287,577
Options closed	(8,770)	(782,931)
Options exercised	(6,402)	(329,495)
Options expired	(30,550)	(1,385,772)
Outstanding, end of period	936	$39,852

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed

30

Notes to Financial Statements – continued

the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2014, this expense amounted to $102,700. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $170,271 and a related liability of $176,859 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

31

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The fund declared no distributions for the years ended August 31, 2014 and August 31, 2013.

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$200,288,095
Gross appreciation	99,735,940
Gross depreciation	(1,018,873)
Net unrealized appreciation (depreciation)	$98,717,067
Undistributed ordinary income	260,665
Undistributed long-term capital gain	10,649,055
Other temporary differences	(2,033,887)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $9,257, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $85,903 for the year ended August 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$401,999
Class B	0.75%	0.25%	1.00%	1.00%	148,693
Class C	0.75%	0.25%	1.00%	1.00%	312,069
Class R1	0.75%	0.25%	1.00%	1.00%	18,993
Class R2	0.25%	0.25%	0.50%	0.50%	84,516
Class R3	—	0.25%	0.25%	0.25%	25,371
Total Distribution and Service Fees					$991,641

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2014, this rebate amounted to $9,003, $211, $294, and $78 for Class A, Class B, Class C, and R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2014, were as follows:

Amount
Class A	$1,112
Class B	19,670
Class C	2,939

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $127,108, which equated to 0.0461% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $346,575.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

34

Notes to Financial Statements – continued

services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $152 and the Retirement Deferral plan resulted in an expense of $6,959. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $1,142 at August 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,399 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $416, which is included in the reduction of total expenses in the

35

Notes to Financial Statements – continued

Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 31, 2012, MFS purchased 5,656 shares of Class R5 for an aggregate amount of $100,000. On September 11, 2013, MFS redeemed 13,238 shares of Class R4 for an aggregate amount of $274,821.

(4) Portfolio Securities

For the year ended August 31, 2014, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $101,959,310 and $116,710,022, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,925,678	$43,258,626	1,998,801	$35,474,800
Class B	156,272	3,221,334	143,289	2,310,258
Class C	437,949	9,054,054	296,811	4,831,432
Class I	684,731	16,296,362	1,041,965	18,680,506
Class R1	58,654	1,191,202	38,814	620,331
Class R2	268,302	5,825,941	270,131	4,615,415
Class R3	185,343	4,130,801	163,093	2,927,544
Class R4	36,448	830,516	35,406	647,688
Class R5	97,026	2,314,761	5,711	101,001
	3,850,403	$86,123,597	3,994,021	$70,208,975

Shares reacquired
Class A	(2,207,242)	$(49,633,349)	(3,272,672)	$(56,758,621)
Class B	(160,079)	(3,283,048)	(244,390)	(3,969,475)
Class C	(226,224)	(4,601,607)	(433,533)	(7,011,725)
Class I	(619,451)	(14,855,590)	(783,374)	(14,730,202)
Class R1	(53,964)	(1,115,740)	(59,602)	(962,229)
Class R2	(388,747)	(8,456,797)	(512,114)	(8,690,192)
Class R3	(207,625)	(4,585,001)	(225,398)	(3,998,155)
Class R4	(44,430)	(988,142)	(19,529)	(341,610)
Class R5	(8,330)	(205,613)	—	—
	(3,916,092)	$(87,724,887)	(5,550,612)	$(96,462,209)

36

Notes to Financial Statements – continued

	Year ended 8/31/14		Year ended 8/31/13 (i)
	Shares	Amount	Shares	Amount
Net change
Class A	(281,564)	$(6,374,723)	(1,273,871)	$(21,283,821)
Class B	(3,807)	(61,714)	(101,101)	(1,659,217)
Class C	211,725	4,452,447	(136,722)	(2,180,293)
Class I	65,280	1,440,772	258,591	3,950,304
Class R1	4,690	75,462	(20,788)	(341,898)
Class R2	(120,445)	(2,630,856)	(241,983)	(4,074,777)
Class R3	(22,282)	(454,200)	(62,305)	(1,070,611)
Class R4	(7,982)	(157,626)	15,877	306,078
Class R5	88,696	2,109,148	5,711	101,001
	(65,689)	$(1,601,290)	(1,556,591)	$(26,253,234)

(i)	For Class R5, the period is from inception, January 2, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $1,083 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,062,331	89,198,790	(82,584,079)	11,677,042

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,080	$11,677,042

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund (one of the series constituting MFS Series Trust I) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2014

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

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Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Matthew Sabel

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

44

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

45

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

46

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

The fund designates $1,543,526 as capital gain dividends paid during the fiscal year.

48

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® U.S. GOVERNMENT CASH RESERVE FUND

(formerly MFS® Cash Reserve Fund)

LMM-ANN

MFS® U.S. GOVERNMENT CASH RESERVE FUND

(formerly MFS® Cash Reserve Fund)

Note to Shareholders: Effective July 1, 2014, the fund’s name changed from MFS Cash Reserve Fund to MFS U.S. Government Cash Reserve Fund.

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	18.1%
A-1	82.0%
Not Rated	0.0%
Other Assets Less Liabilities	(0.1)%

Maturity breakdown (u)
0 - 7 days	22.4%
8 - 29 days	17.3%
30 - 59 days	32.3%
60 - 89 days	20.4%
90 - 365 days	7.7%
Other Assets Less Liabilities	(0.1)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/14

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception	1-Year Total Return (without sales charge) (w)	Current 7-day yield
A	9/07/93	0.00%	0.00%
B	12/29/86	0.00%	0.00%
C	4/01/96	0.00%	0.00%
R1	4/01/05	0.00%	0.00%
R2	4/01/05	0.00%	0.00%
R3	4/01/05	0.00%	0.00%
R4	4/01/05	0.00%	0.00%
529A	7/31/02	0.00%	0.00%
529B	7/31/02	0.00%	0.00%
529C	7/31/02	0.00%	0.00%

			1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)			(4.00)%
C With CDSC (1% for 12 months) (v)			(1.00)%
529B With CDSC (Declining over six years from 4% to 0%) (v)			(4.00)%
529C With CDSC (1% for 12 months) (v)			(1.00)%

CDSC – Contingent Deferred Sales Charge.

Class R1, R2, R3, R4 and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

(v)	Assuming redemption at the end of the applicable period.

3

Performance Summary – continued

(w)	Total return was less than 0.01%.

Yields quoted are based on the latest seven days ended as of August 31, 2014, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

Prior to July 1, 2014, the fund was named MFS Cash Reserve Fund and MFS normally invested the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Effective July 1, 2014, the fund’s name was changed to MFS U.S. Government Cash Reserve Fund and the fund adopted an investment strategy of normally investing at least 80% of the fund’s net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41
B	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41
C	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41
R1	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41
R2	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41
R3	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41
R4	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41
529A	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41
529B	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41
529C	Actual	0.08%	$1,000.00	$1,000.00	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.80	$0.41

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

6

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 100.1%
Issuer	Shares/Par	Value ($)

Fannie Mae, 0.065%, due 9/02/14	$3,115,000	$3,114,990
Fannie Mae, 0.085%, due 1/28/15	2,800,000	2,799,015
Federal Home Loan Bank, 0.06%, due 9/03/14	9,660,000	9,659,968
Federal Home Loan Bank, 0.065%, due 9/03/14	2,800,000	2,799,990
Federal Home Loan Bank, 0.065%, due 9/04/14	5,000,000	4,999,973
Federal Home Loan Bank, 0.07%, due 9/05/14	38,328,000	38,327,702
Federal Home Loan Bank, 0.075%, due 9/05/14	13,785,000	13,784,885
Federal Home Loan Bank, 0.035%, due 9/10/14	14,039,000	14,038,877
Federal Home Loan Bank, 0.05%, due 9/10/14	6,000,000	5,999,925
Federal Home Loan Bank, 0.07%, due 9/15/14	670,000	669,982
Federal Home Loan Bank, 0.08%, due 9/19/14	11,797,000	11,796,528
Federal Home Loan Bank, 0.045%, due 9/24/14	7,618,000	7,617,781
Federal Home Loan Bank, 0.08%, due 9/24/14	1,466,000	1,465,925
Federal Home Loan Bank, 0.07%, due 10/03/14	3,298,000	3,297,795
Federal Home Loan Bank, 0.075%, due 10/03/14	33,246,000	33,243,785
Federal Home Loan Bank, 0.08%, due 10/03/14	4,655,000	4,654,669
Federal Home Loan Bank, 0.03%, due 10/06/14	7,706,000	7,705,775
Federal Home Loan Bank, 0.08%, due 10/10/14	3,962,000	3,961,657
Federal Home Loan Bank, 0.075%, due 10/15/14	4,000,000	3,999,633
Federal Home Loan Bank, 0.085%, due 10/15/14	13,582,000	13,580,589
Federal Home Loan Bank, 0.055%, due 10/17/14	2,875,000	2,874,798
Federal Home Loan Bank, 0.06%, due 10/22/14	6,686,000	6,685,432
Federal Home Loan Bank, 0.06%, due 10/24/14	15,000,000	14,998,675
Federal Home Loan Bank, 0.08%, due 10/24/14	1,098,000	1,097,871
Federal Home Loan Bank, 0.06%, due 10/29/14	6,000,000	5,999,420
Federal Home Loan Bank, 0.08%, due 10/29/14	13,800,000	13,798,221
Federal Home Loan Bank, 0.065%, due 11/05/14	3,600,000	3,599,578
Federal Home Loan Bank, 0.08%, due 11/05/14	2,925,000	2,924,578
Federal Home Loan Bank, 0.06%, due 11/12/14	1,000,000	999,880
Federal Home Loan Bank, 0.09%, due 11/12/14	1,075,000	1,074,807
Federal Home Loan Bank, 0.08%, due 11/14/14	1,000,000	999,836
Federal Home Loan Bank, 0.095%, due 11/17/14	2,700,000	2,699,451
Federal Home Loan Bank, 0.08%, due 12/03/14	1,000,000	999,793
Freddie Mac, 0.07%, due 9/02/14	3,994,000	3,993,992
Freddie Mac, 0.065%, due 9/10/14	16,421,000	16,420,733
Freddie Mac, 0.06%, due 10/14/14	1,862,000	1,861,867
Freddie Mac, 0.065%, due 11/18/14	10,000,000	9,998,592
Freddie Mac, 0.1%, due 1/12/15	2,000,000	1,999,261
U.S. Treasury Bill, 0.038%, due 9/11/14	1,000,000	999,990
U.S. Treasury Bill, 0.035%, due 10/23/14	12,527,000	12,526,367

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

U.S. Government Agencies and Equivalents (y) - continued
U.S. Treasury Bill, 0.03%, due 11/06/14	$14,000,000	$13,999,230
U.S. Treasury Bill, 0.03%, due 11/13/14	13,845,000	13,844,158
U.S. Treasury Bill, 0.025%, due 11/28/14	13,690,000	13,689,163
U.S. Treasury Bill, 0.108%, due 7/23/15	7,000,000	6,993,175
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$342,598,312

Other Assets, Less Liabilities - (0.1)%		(432,411)
Net Assets - 100.0%		$342,165,901

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

8

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at amortized cost and value	$342,598,312
Cash	724
Receivable for fund shares sold	202,670
Receivable from investment adviser	95,692
Other assets	637
Total assets	$342,898,035
Liabilities
Payable for fund shares reacquired	$447,508
Payable to affiliate for shareholder servicing costs	221,585
Payable for independent Trustees’ compensation	11,493
Accrued expenses and other liabilities	51,548
Total liabilities	$732,134
Net assets	$342,165,901
Net assets consist of
Paid-in capital	$342,385,916
Accumulated net realized gain (loss) on investments	(207,393)
Accumulated net investment loss	(12,622)
Net assets	$342,165,901
Shares of beneficial interest outstanding	342,395,904

9

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share
Class A	$124,549,778	124,620,939	$1.00
Class B	22,981,634	23,028,723	1.00
Class C	45,661,503	45,691,282	1.00
Class R1	16,818,699	16,828,336	1.00
Class R2	57,633,712	57,670,801	1.00
Class R3	53,915,822	53,946,740	1.00
Class R4	2,906,990	2,908,703	1.00
Class 529A	10,926,780	10,928,339	1.00
Class 529B	530,692	531,008	1.00
Class 529C	6,240,291	6,241,033	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income	$363,074
Expenses
Management fee	$1,531,240
Distribution and service fees	1,894,037
Program manager fees	18,363
Shareholder servicing costs	625,452
Administrative services fee	56,831
Independent Trustees’ compensation	10,535
Custodian fee	38,337
Shareholder communications	28,004
Audit and tax fees	35,220
Legal fees	10,757
Miscellaneous	138,623
Total expenses	$4,387,399
Fees paid indirectly	(18)
Reduction of expenses by investment adviser and distributor	(4,024,307)
Net expenses	$363,074
Net investment income	$0
Net realized gain (loss) on investments	$315
Change in net assets from operations	$315

See Notes to Financial Statements

11

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	315	0
Change in net assets from operations	$315	$0
Change in net assets from fund share transactions	$(70,967,905)	$(2,037,038)
Total change in net assets	$(70,967,590)	$(2,037,038)
Net assets
At beginning of period	413,133,491	415,170,529
At end of period (including accumulated net investment loss of $12,622 and $14,599, respectively)	$342,165,901	$413,133,491

See Notes to Financial Statements

12

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—		—	—	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90		0.93	0.93	0.94		0.85
Expenses after expense reductions (f)	0.09		0.15	0.13	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00	(w)	0.00	(w)
Net assets at end of period (000 omitted)	$124,550		$145,062	$126,283	$153,634		$141,832

See Notes to Financial Statements

13

Financial Highlights – continued

Class B	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.00	)(w)
From tax return of capital	—		—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$—		$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.68	1.68	1.69		1.69
Expenses after expense reductions (f)	0.10		0.15	0.12	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00	(w)	0.00	(w)
Net assets at end of period (000 omitted)	$22,982		$30,833	$35,098	$50,379		$66,601

Class C	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.00	)(w)
From tax return of capital	—		—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.68	1.68	1.69		1.69
Expenses after expense reductions (f)	0.10		0.15	0.13	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00		0.00	(w)
Net assets at end of period (000 omitted)	$45,662		$58,363	$49,851	$61,943		$50,196

See Notes to Financial Statements

14

Financial Highlights – continued

Class R1	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.00	)(w)
From tax return of capital	—		—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$—		$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.68	1.68	1.69		1.69
Expenses after expense reductions (f)	0.09		0.15	0.13	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00		0.00	(w)
Net assets at end of period (000 omitted)	$16,819		$21,080	$24,361	$28,705		$30,233

Class R2	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.00	)(w)
From tax return of capital	—		—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$—		$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15		1.18	1.18	1.19		1.19
Expenses after expense reductions (f)	0.09		0.15	0.13	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00		0.00	(w)
Net assets at end of period (000 omitted)	$57,634		$74,406	$83,723	$104,130		$109,362

See Notes to Financial Statements

15

Financial Highlights – continued

Class R3	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.00	)(w)
From tax return of capital	—		—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$—		$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90		0.93	0.93	0.94		0.94
Expenses after expense reductions (f)	0.09		0.15	0.13	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00		0.00	(w)
Net assets at end of period (000 omitted)	$53,916		$64,925	$79,029	$85,602		$90,331

Class R4	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00	(w)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$(0.00	)(w)	$(0.00	)(w)
From tax return of capital	—		—	—	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$(0.00	)(w)	$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65		0.68	0.69	0.69		0.68
Expenses after expense reductions (f)	0.09		0.15	0.12	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00	(w)	0.00	(w)
Net assets at end of period (000 omitted)	$2,907		$820	$810	$5,743		$6,172

See Notes to Financial Statements

16

Financial Highlights – continued

Class 529A	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.00	)(w)
From tax return of capital	—		—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$—		$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00		1.03	1.03	1.04		1.03
Expenses after expense reductions (f)	0.09		0.15	0.13	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00		0.00	(w)
Net assets at end of period (000 omitted)	$10,927		$10,897	$10,330	$9,710		$9,919

Class 529B	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.00	)(w)
From tax return of capital	—		—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$—		$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75		1.78	1.78	1.79		1.79
Expenses after expense reductions (f)	0.10		0.15	0.12	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00		0.00	(w)
Net assets at end of period (000 omitted)	$531		$676	$665	$1,073		$1,613

See Notes to Financial Statements

17

Financial Highlights – continued

Class 529C	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.00	)(w)
From tax return of capital	—		—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$—		$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75		1.78	1.78	1.79		1.78
Expenses after expense reductions (f)	0.09		0.15	0.13	0.20		0.27
Net investment income	0.00		0.00	0.00	0.00		0.00	(w)
Net assets at end of period (000 omitted)	$6,240		$6,072	$5,020	$5,525		$6,224

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Cash Reserve Fund (formerly MFS Cash Reserve Fund) (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Prior to July 1, 2014, the fund was named MFS Cash Reserve Fund and MFS normally invested the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Effective July 1, 2014, the fund’s name was changed to MFS U.S. Government Cash Reserve Fund and the fund adopted an investment strategy of normally investing at least 80% of the fund’s net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to its money market fund regulations. At this time, management is evaluating the potential implications of the changes.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and

19

Notes to Financial Statements – continued

financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short Term Securities	$—	$342,598,312	$—	$342,598,312

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

20

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2014, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended August 31, 2014 and August 31, 2013.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$342,598,312
Capital loss carryforwards	(207,393)
Late year ordinary loss deferral	(1,253)
Other temporary differences	(11,369)

21

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/15	$(14)
8/31/16	(22,989)
8/31/17	(184,390)
Total	$(207,393)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

During the year ended August 31, 2014, MFS voluntarily waived receipt of $1,518,847 of the fund’s management fee in order to avoid a negative yield. This amount, for the year ended August 31, 2014, is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $12,393, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2014, these waivers had the effect of reducing the management fee by 0.40% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.00% of the fund’s average daily net assets.

In order to avoid a negative yield for the year ended August 31, 2014, MFS voluntarily agreed to reduce certain other expenses in the amount of $580,110, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

22

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD) for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$341,770
Class B	0.75%	0.25%	1.00%	0.00%	271,816
Class C	0.75%	0.25%	1.00%	0.00%	512,691
Class R1	0.75%	0.25%	1.00%	0.00%	186,241
Class R2	0.25%	0.25%	0.50%	0.00%	324,680
Class R3	—	0.25%	0.25%	0.00%	157,505
Class 529A	—	0.25%	0.25%	0.00%	28,101
Class 529B	0.75%	0.25%	1.00%	0.00%	6,329
Class 529C	0.75%	0.25%	1.00%	0.00%	64,904
Total Distribution and Service Fees					$1,894,037

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2014 based on each class’s average daily net assets. MFD has agreed in writing to waive the Class A and Class 529A service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2014. These reductions, for the year ended August 31, 2014, for Class A and Class 529A amounted to $341,770 and $28,101, respectively, and are included in the reduction of total expenses in the Statement of Operations. During the year ended August 31, 2014, MFD also voluntarily waived a receipt of $1,524,166 of the fund’s distribution and service fees to ensure the fund avoids a negative yield for Class B, Class C, Class R1, Class R2, Class R3, Class 529B, and Class 529C shares. This amount is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares acquired through an exchange may be subject to a contingent deferred sales charge (CDSC) upon redemption depending on when the shares exchanged were originally purchased. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2014, were as follows:

Amount
Class A	$176
Class B	79,996
Class C	19,887
Class 529B	426
Class 529C	193

23

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2015, unless MFD elects to extend the waiver. For the year ended August 31, 2014, this waiver amounted to $9,182 and is included in the reduction of total expenses in the Statement of Operations. In addition, MFS voluntarily waived receipt of $9,181 of the fund’s program manager fees in order to avoid a negative yield for Class 529A, Class 529B, and Class 529C shares. This amount, for the year ended August 31, 2014, is included in the reduction of total expenses in the Statement of Operations. This voluntary waiver had the effect of reducing the program manager fee by 0.05% of average daily net assets attributable to Class 529A, Class 529B, and Class 529C shares on an annualized basis. The program manager fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2014, were as follows:

	Fee	Waiver
Class 529A	$11,240	$11,240
Class 529B	633	633
Class 529C	6,490	6,490
Total Program Manager Fees and Waivers	$18,363	$18,363

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $209,947, which equated to 0.0548% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $415,505.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

24

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $923 and is included in independent Trustees’ compensation for the year ended August 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $11,369 at August 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,070 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $557, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

On October 9, 2013, MFS purchased 2,600,000 shares of Class R4 for an aggregate amount of $2,600,000. At August 31, 2014, MFS held approximately 89% of the outstanding shares of Class R4.

25

Notes to Financial Statements – continued

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	68,204,993	$68,204,998	90,857,358	$90,857,364
Class B	10,789,946	10,789,945	18,713,001	18,713,002
Class C	34,883,605	34,883,605	50,242,109	50,242,109
Class R1	5,104,049	5,104,049	8,748,971	8,748,971
Class R2	14,432,020	14,432,021	22,356,847	22,356,847
Class R3	25,816,000	25,816,000	20,910,727	20,910,725
Class R4	2,901,681	2,901,681	373,688	373,688
Class 529A	4,546,774	4,546,774	5,719,574	5,719,574
Class 529B	329,642	329,642	386,062	386,062
Class 529C	3,360,364	3,360,364	3,685,179	3,685,179
	170,369,074	$170,369,079	221,993,516	$221,993,521

Shares reacquired
Class A	(88,717,004)	$(88,717,004)	(72,078,513)	$(72,078,513)
Class B	(18,641,374)	(18,641,379)	(22,978,285)	(22,978,292)
Class C	(47,585,499)	(47,585,499)	(41,729,343)	(41,729,343)
Class R1	(9,365,466)	(9,365,466)	(12,030,084)	(12,030,084)
Class R2	(31,204,212)	(31,204,212)	(31,674,198)	(31,674,198)
Class R3	(36,824,742)	(36,824,742)	(35,015,288)	(35,015,288)
Class R4	(814,201)	(814,201)	(364,480)	(364,479)
Class 529A	(4,517,477)	(4,517,477)	(5,151,748)	(5,151,747)
Class 529B	(474,489)	(474,490)	(375,895)	(375,896)
Class 529C	(3,192,514)	(3,192,514)	(2,632,719)	(2,632,719)
	(241,336,978)	$(241,336,984)	(224,030,553)	$(224,030,559)

Net change
Class A	(20,512,011)	$(20,512,006)	18,778,845	$18,778,851
Class B	(7,851,428)	(7,851,434)	(4,265,284)	(4,265,290)
Class C	(12,701,894)	(12,701,894)	8,512,766	8,512,766
Class R1	(4,261,417)	(4,261,417)	(3,281,113)	(3,281,113)
Class R2	(16,772,192)	(16,772,191)	(9,317,351)	(9,317,351)
Class R3	(11,008,742)	(11,008,742)	(14,104,561)	(14,104,563)
Class R4	2,087,480	2,087,480	9,208	9,209
Class 529A	29,297	29,297	567,826	567,827
Class 529B	(144,847)	(144,848)	10,167	10,166
Class 529C	167,850	167,850	1,052,460	1,052,460
	(70,967,904)	$(70,967,905)	(2,037,037)	$(2,037,038)

26

Notes to Financial Statements – continued

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $1,584 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS U.S. Government Cash Reserve Fund (formerly MFS Cash Reserve Fund):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS U.S. Government Cash Reserve Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS U.S. Government Cash Reserve Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

28

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

29

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

30

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

31

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

32

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Edward O’Dette

33

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

34

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver, which may not be changed without the Trustees’ approval. The Trustees also considered that, according

35

Board Review of Investment Advisory Agreement – continued

to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

36

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

37

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

38

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

39

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

40

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® VALUE FUND

EIF-ANN

MFS® VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.2%
Philip Morris International, Inc.	3.6%
Johnson & Johnson	3.6%
Wells Fargo & Co.	3.2%
Pfizer, Inc.	2.8%
Exxon Mobil Corp.	2.2%
Lockheed Martin Corp.	2.2%
Accenture PLC, “A”	2.1%
3M Co.	2.0%
United Technologies Corp.	2.0%

Equity sectors
Financial Services	24.8%
Health Care	14.0%
Consumer Staples	12.1%
Industrial Goods & Services	10.8%
Leisure	7.2%
Energy	6.4%
Retailing	4.7%
Basic Materials	4.0%
Technology	3.8%
Special Products & Services	3.2%
Utilities & Communications	3.0%
Autos & Housing	2.5%
Transportation	2.3%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2014, Class A shares of the MFS Value Fund (“fund”) provided a total return of 20.78%, at net asset value. This compares with a return of 24.43% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

The combination of weak stock selection and an underweight position in the technology sector detracted from performance relative to the Russell 1000 Value Index. Underweight positions in strong-performing semiconductor company Intel (h) and computer products and services provider Hewlett-Packard (h), and owning shares in diversified technology products and services company International Business Machines (IBM) (b), held back relative performance. Shares of Intel appreciated in the second half of the period as the company reported robust earnings results as demand for business PCs came in stronger than expected and its gross margins were tracking ahead of plan.

3

Management Review – continued

An overweight allocation to the consumer staples sector also weighed on relative results. Within this sector, an overweight position in tobacco company Philip Morris International, and holdings of alcoholic drink producer Diageo (b) (United Kingdom) and international food manufacturer Danone (b) (France) detracted from relative returns as all three stocks lagged the benchmark over the reporting period. Shares of Phillip Morris International hurt relative returns as a result of substantial headwinds from its foreign currency exposure and weaker volume trends in the Philippines and Japan towards the end of the year. In addition, the company slowed the pace of its share repurchase program, which had previously been an offset to these weaker trends. The share price of Diageo depreciated following lower-than-expected fiscal first-half results attributed to the slowdown in emerging markets including China, Thailand and Nigeria.

Stock selection in the health care sector was another factor that weakened relative results. However, there were no individual securities within this sector that were among the fund’s top relative detractors.

Elsewhere, an overweight position in retail store operator Target dampened relative performance. Shares of Target detracted from relative returns as the company suffered a significant data breach during the all-important holiday selling season, which resulted in weaker-than-expected sales and margins, ultimately leading to the resignation of its CEO. Additionally, holdings of fast-food giant McDonald’s (b) and management consulting firm Accenture (b) (Ireland) also hampered relative results as both stocks lagged the benchmark over the period.

The fund’s cash and/or cash equivalents position during the period weakened relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in the industrial goods & services aided relative results. Within this sector, the fund’s holdings of defense contractor Lockheed Martin (b), and avoiding shares of poor-performing diversified industrial conglomerate General Electric, boosted relative performance. Shares of Lockheed Martin grew steadily over the reporting period due to consistent and solid quarterly earnings as profit margins continued to offset revenue declines resulting from defense budget pressures.

Stock selection in the financial services sector also supported relative performance. Within this sector, an underweight position in diversified financial services firm Citigroup, and not holding shares of weak-performing financial services firm Bank of America bolstered relative results as both stocks lagged the benchmark during the reporting period. Shares of Citigroup underperformed the market after the company failed its Comprehensive Capital Analysis and Review (“CCAR”) stress test for process reasons and its Securities & Banking division has been weaker-than-expected during the period.

Elsewhere, underweight positions in household products maker Procter & Gamble, telecommunications company AT&T and integrated oil and gas company Exxon Mobil helped relative performance. Shares of Procter & Gamble lagged the benchmark reflecting weaker-than-expected revenue growth and on-going margin pressure,

4

Management Review – continued

despite the company’s large cost reduction program. Holdings of tobacco producer Lorillard (b) and auto parts retailer Advance Auto Parts (b) were also among the fund’s top relative contributors. Lorillard strongly outperformed the market during the period following an offer by Reynolds American to acquire the company at a premium. Not owning shares in network equipment company Cisco Systems also bolstered relative returns.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	20.78%	14.83%	8.69%	N/A
B	11/04/97	19.89%	13.97%	7.92%	N/A
C	11/05/97	19.92%	13.97%	7.92%	N/A
I	1/02/97	21.07%	15.11%	9.00%	N/A
R1	4/01/05	19.88%	13.98%	N/A	7.09%
R2	10/31/03	20.48%	14.55%	8.40%	N/A
R3	4/01/05	20.77%	14.83%	N/A	7.89%
R4	4/01/05	21.11%	15.12%	N/A	8.17%
R5	5/01/06	21.23%	15.13%	N/A	7.51%
529A	7/31/02	20.84%	14.77%	8.55%	N/A
529B	7/31/02	19.85%	13.90%	7.77%	N/A
529C	7/31/02	19.85%	13.90%	7.77%	N/A
Comparative benchmark
Russell 1000 Value Index (f)		24.43%	16.62%	8.23%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		13.84%	13.48%	8.05%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		15.89%	13.73%	7.92%	N/A
C With CDSC (1% for 12 months) (v)		18.92%	13.97%	7.92%	N/A
529A With initial Sales Charge (5.75%)		13.89%	13.42%	7.91%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		15.85%	13.66%	7.77%	N/A
529C With CDSC (1% for 12 months) (v)		18.85%	13.90%	7.77%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.

7

Performance Summary – continued

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	0.88%	$1,000.00	$1,057.67	$4.56
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
B	Actual	1.63%	$1,000.00	$1,053.54	$8.44
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
C	Actual	1.63%	$1,000.00	$1,053.67	$8.44
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
I	Actual	0.63%	$1,000.00	$1,058.91	$3.27
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
R1	Actual	1.63%	$1,000.00	$1,053.64	$8.44
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
R2	Actual	1.13%	$1,000.00	$1,056.28	$5.86
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R3	Actual	0.88%	$1,000.00	$1,057.52	$4.56
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
R4	Actual	0.63%	$1,000.00	$1,059.19	$3.27
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
R5	Actual	0.52%	$1,000.00	$1,059.37	$2.70
	Hypothetical (h)	0.52%	$1,000.00	$1,022.58	$2.65
529A	Actual	0.87%	$1,000.00	$1,057.82	$4.51
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
529B	Actual	1.67%	$1,000.00	$1,053.48	$8.64
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
529C	Actual	1.68%	$1,000.00	$1,053.42	$8.70
	Hypothetical (h)	1.68%	$1,000.00	$1,016.74	$8.54

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.05% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

Expense Table – continued

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.87%, $4.51 and $4.43 for Class A, 1.62%, $8.39 and $8.24 for Class B, 1.62%, $8.39 and $8.24 for Class C, 0.62%, $3.22 and $3.16 for Class I, 1.62%, $8.39 and $8.24 for Class R1, 1.12%, $5.80 and $5.70 for Class R2, 0.87%, $4.51 and $4.43 for Class R3, 0.62%, $3.22 and $3.16 for Class R4, 0.51%, $2.65 and $2.60 for Class R5, 0.86%, $4.46 and $4.38 for Class 529A, 1.66%, $8.59 and $8.44 for Class 529B, and 1.67%, $8.64 and $8.49 for Class 529C, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

11

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.7%
Issuer	Shares/Par	Value ($)

Aerospace - 6.9%
Honeywell International, Inc.	6,757,641	$643,530,149
Lockheed Martin Corp.	4,412,353	767,749,422
Northrop Grumman Corp.	2,196,278	279,410,487
United Technologies Corp.	6,328,276	683,327,242

		$2,374,017,300
Alcoholic Beverages - 1.4%
Diageo PLC	16,562,018	$488,181,603

Automotive - 1.8%
Delphi Automotive PLC	3,268,773	$227,441,225
General Motors Co.	1,409,444	49,048,651
Johnson Controls, Inc.	7,129,058	347,969,321

		$624,459,197
Broadcasting - 3.7%
Omnicom Group, Inc.	5,450,006	$392,454,932
Time Warner, Inc.	3,595,843	276,987,786
Viacom, Inc., “B”	3,107,298	252,157,233
Walt Disney Co.	3,814,604	342,856,608

		$1,264,456,559
Brokerage & Asset Managers - 2.9%
BlackRock, Inc.	984,774	$325,497,350
Franklin Resources, Inc.	8,126,300	459,298,476
NASDAQ OMX Group, Inc.	5,039,531	219,068,413

		$1,003,864,239
Business Services - 3.2%
Accenture PLC, “A”	8,976,063	$727,599,667
Fidelity National Information Services, Inc.	2,853,789	161,952,526
Fiserv, Inc. (a)	3,479,515	224,324,332

		$1,113,876,525
Cable TV - 1.2%
Comcast Corp., “Special A”	7,306,526	$398,936,320

Chemicals - 3.4%
3M Co.	4,886,703	$703,685,232
PPG Industries, Inc.	2,281,293	469,626,977

		$1,173,312,209

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 1.3%
Oracle Corp.	10,865,946	$451,262,737

Computer Software - Systems - 1.9%
International Business Machines Corp.	3,321,803	$638,782,717

Construction - 0.7%
Stanley Black & Decker, Inc.	2,491,741	$227,994,302

Consumer Products - 0.5%
Procter & Gamble Co.	2,154,746	$179,080,940

Containers - 0.5%
Crown Holdings, Inc. (a)	3,501,914	$169,037,389

Electrical Equipment - 2.5%
Danaher Corp.	5,378,678	$412,060,522
Pentair PLC	1,575,817	107,265,863
Tyco International Ltd.	7,799,337	348,006,417

		$867,332,802
Electronics - 0.6%
Texas Instruments, Inc.	4,345,266	$209,354,916

Energy - Independent - 2.3%
Apache Corp.	1,618,924	$164,855,031
EOG Resources, Inc.	1,316,060	144,608,673
Occidental Petroleum Corp.	4,757,129	493,456,991

		$802,920,695
Energy - Integrated - 4.0%
Chevron Corp.	4,694,318	$607,679,465
Exxon Mobil Corp.	7,761,117	771,920,697

		$1,379,600,162
Food & Beverages - 4.9%
Dr Pepper Snapple Group, Inc.	3,047,987	$191,779,342
General Mills, Inc.	9,801,623	523,210,636
Groupe Danone	3,796,000	265,049,247
Kellogg Co.	1,421,824	92,375,905
Nestle S.A.	7,865,232	610,421,851

		$1,682,836,981
Food & Drug Stores - 1.9%
CVS Caremark Corp.	8,200,411	$651,522,654

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 1.6%
Kohl’s Corp.	1,408,233	$82,790,018
Target Corp.	7,693,133	462,126,499

		$544,916,517
Insurance - 7.4%
ACE Ltd.	3,524,449	$374,754,662
Aon PLC	3,563,436	310,589,082
Chubb Corp.	2,668,446	245,363,610
MetLife, Inc.	12,306,313	673,647,574
Prudential Financial, Inc.	3,972,741	356,354,868
Travelers Cos., Inc.	6,300,903	596,758,523

		$2,557,468,319
Leisure & Toys - 0.7%
Hasbro, Inc.	2,824,254	$148,711,094
Mattel, Inc.	2,616,617	90,247,120

		$238,958,214
Machinery & Tools - 1.3%
Eaton Corp. PLC	4,445,891	$310,367,651
Illinois Tool Works, Inc.	1,726,726	152,314,500

		$462,682,151
Major Banks - 12.3%
Bank of New York Mellon Corp.	11,805,303	$462,531,772
Goldman Sachs Group, Inc.	3,575,930	640,484,822
JPMorgan Chase & Co.	24,433,205	1,452,554,037
PNC Financial Services Group, Inc.	2,879,605	244,046,524
State Street Corp.	4,373,465	315,020,684
Wells Fargo & Co.	21,479,465	1,104,903,680

		$4,219,541,519
Medical & Health Technology & Services - 1.1%
Express Scripts Holding Co. (a)	4,470,840	$330,529,201
Quest Diagnostics, Inc.	551,235	34,843,564

		$365,372,765
Medical Equipment - 4.8%
Abbott Laboratories	9,630,377	$406,787,124
Covidien PLC	3,262,021	283,241,283
Medtronic, Inc.	6,441,802	411,309,058
St. Jude Medical, Inc.	3,737,585	245,148,200
Thermo Fisher Scientific, Inc.	2,616,533	314,533,432

		$1,661,019,097

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 2.2%
Citigroup, Inc.	1,707,012	$88,167,170
U.S. Bancorp	13,494,006	570,526,574
Western Union Co.	5,331,988	93,149,830

		$751,843,574
Pharmaceuticals - 8.1%
Johnson & Johnson	12,020,805	$1,246,918,103
Merck & Co., Inc.	6,073,850	365,099,124
Novartis AG	1,221,245	109,546,894
Pfizer, Inc.	32,765,471	962,977,193
Roche Holding AG	350,336	102,156,688
Zoetis, Inc.	291,793	10,341,144

		$2,797,039,146
Printing & Publishing - 0.7%
McGraw-Hill Cos., Inc.	1,744,845	$141,559,275
Moody’s Corp.	769,834	72,033,367
Time, Inc. (a)	381,858	8,966,026

		$222,558,668
Railroad & Shipping - 0.8%
Canadian National Railway Co.	3,614,486	$259,736,964

Restaurants - 1.0%
McDonald’s Corp.	3,613,216	$338,630,604

Specialty Chemicals - 0.1%
Valspar Corp.	425,318	$34,348,682

Specialty Stores - 1.2%
Advance Auto Parts, Inc.	1,486,600	$202,801,972
Bed Bath & Beyond, Inc. (a)	1,261,857	81,086,931
Staples, Inc.	10,958,017	127,989,639

		$411,878,542
Telecommunications - Wireless - 0.6%
Vodafone Group PLC	57,734,132	$198,164,401

Telephone Services - 2.1%
AT&T, Inc.	2,908,087	$101,666,722
Verizon Communications, Inc.	12,667,785	631,109,049

		$732,775,771

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 5.3%
Altria Group, Inc.	3,604,045	$155,262,259
Imperial Tobacco Group PLC	1,633,714	71,249,789
Lorillard, Inc.	5,836,322	348,428,423
Philip Morris International, Inc.	14,591,685	1,248,756,402

		$1,823,696,873
Trucking - 1.5%
United Parcel Service, Inc., “B”	5,257,824	$511,744,010

Utilities - Electric Power - 0.3%
Duke Energy Corp.	1,548,493	$114,572,997
Total Common Stocks (Identified Cost, $22,826,666,403)		$33,947,779,061

Convertible Preferred Stocks - 0.1%
Aerospace - 0.1%
United Technologies Corp., 7.5% (Identified Cost, $18,338,355)	364,100	$21,867,846

Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	329,051,729	$329,051,729
Total Investments (Identified Cost, $23,174,056,487)		$34,298,698,636

Other Assets, Less Liabilities - 0.3%		93,998,912
Net Assets - 100.0%		$34,392,697,548

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $22,845,004,758)	$33,969,646,907
Underlying affiliated funds, at cost and value	329,051,729
Total investments, at value (identified cost, $23,174,056,487)	$34,298,698,636
Cash	665
Receivables for
Investments sold	43,082,586
Fund shares sold	101,889,317
Interest and dividends	104,134,939
Other assets	36,859
Total assets	$34,547,843,002
Liabilities
Payables for
Investments purchased	$31,747,899
Fund shares reacquired	97,589,936
Payable to affiliates
Investment adviser	1,716,542
Shareholder servicing costs	22,425,482
Distribution and service fees	499,842
Program manager fees	106
Payable for independent Trustees’ compensation	4,990
Accrued expenses and other liabilities	1,160,657
Total liabilities	$155,145,454
Net assets	$34,392,697,548
Net assets consist of
Paid-in capital	$22,506,336,790
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	11,124,440,416
Accumulated net realized gain (loss) on investments and foreign currency	600,093,899
Undistributed net investment income	161,826,443
Net assets	$34,392,697,548
Shares of beneficial interest outstanding	989,719,099

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$9,448,534,655	272,299,931	$34.70
Class B	179,283,627	5,195,962	34.50
Class C	1,359,860,308	39,615,277	34.33
Class I	13,905,910,253	398,664,506	34.88
Class R1	33,389,548	978,933	34.11
Class R2	607,339,911	17,656,097	34.40
Class R3	1,559,863,261	45,081,156	34.60
Class R4	3,283,132,807	94,572,901	34.72
Class R5	3,995,829,808	115,085,207	34.72
Class 529A	14,546,935	421,936	34.48
Class 529B	1,025,783	30,098	34.08
Class 529C	3,980,652	117,095	34.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $36.82 [100 / 94.25 x $34.70] and $36.58 [100 / 94.25 x $34.48], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$946,323,922
Interest	510,777
Dividends from underlying affiliated funds	348,101
Foreign taxes withheld	(5,847,640)
Total investment income	$941,335,160
Expenses
Management fee	$166,290,513
Distribution and service fees	44,376,359
Program manager fees	17,714
Shareholder servicing costs	30,838,677
Administrative services fee	485,257
Independent Trustees’ compensation	231,321
Custodian fee	802,741
Shareholder communications	1,518,388
Audit and tax fees	67,403
Legal fees	306,739
Miscellaneous	1,563,628
Total expenses	$246,498,740
Fees paid indirectly	(881)
Reduction of expenses by investment adviser and distributor	(7,327,556)
Net expenses	$239,170,303
Net investment income	$702,164,857
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$1,252,238,306
Foreign currency	453,305
Net realized gain (loss) on investments and foreign currency	$1,252,691,611
Change in unrealized appreciation (depreciation)
Investments	$3,834,588,258
Translation of assets and liabilities in foreign currencies	(153,175)
Net unrealized gain (loss) on investments and foreign currency translation	$3,834,435,083
Net realized and unrealized gain (loss) on investments and foreign currency	$5,087,126,694
Change in net assets from operations	$5,789,291,551

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment income	$702,164,857	$456,013,931
Net realized gain (loss) on investments and foreign currency	1,252,691,611	174,130,167
Net unrealized gain (loss) on investments and foreign currency translation	3,834,435,083	4,167,786,045
Change in net assets from operations	$5,789,291,551	$4,797,930,143
Distributions declared to shareholders
From net investment income	$(632,546,037)	$(430,454,430)
From net realized gain on investments	(534,397,478)	(157,367,309)
Total distributions declared to shareholders	$(1,166,943,515)	$(587,821,739)
Change in net assets from fund share transactions	$2,708,168,604	$2,245,166,320
Total change in net assets	$7,330,516,640	$6,455,274,724
Net assets
At beginning of period	27,062,180,908	20,606,906,184
At end of period (including undistributed net investment income of $161,826,443 and $91,754,318, respectively)	$34,392,697,548	$27,062,180,908

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.81	$24.90	$21.83	$19.46	$19.39
Income (loss) from investment operations
Net investment income (d)	$0.69	$0.50	$0.43	$0.34	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	5.41	5.08	3.05	2.35	0.06 (g)
Total from investment operations	$6.10	$5.58	$3.48	$2.69	$0.38
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.48)	$(0.41)	$(0.32)	$(0.31)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(1.21)	$(0.67)	$(0.41)	$(0.32)	$(0.31)
Net asset value, end of period (x)	$34.70	$29.81	$24.90	$21.83	$19.46
Total return (%) (r)(s)(t)(x)	20.78	22.75	16.16	13.78	1.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.93	0.95	0.95	0.98
Expenses after expense reductions (f)	0.88	0.92	0.93	0.94	0.98
Net investment income	2.10	1.80	1.86	1.49	1.54
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$9,448,535	$8,058,858	$6,628,244	$5,086,069	$4,980,816

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.64	$24.76	$21.70	$19.34	$19.26
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.29	$0.26	$0.16	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	5.38	5.05	3.03	2.34	0.07 (g)
Total from investment operations	$5.82	$5.34	$3.29	$2.50	$0.23
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.27)	$(0.23)	$(0.14)	$(0.15)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(0.96)	$(0.46)	$(0.23)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$34.50	$29.64	$24.76	$21.70	$19.34
Total return (%) (r)(s)(t)(x)	19.89	21.82	15.28	12.92	1.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.68	1.70	1.70	1.73
Expenses after expense reductions (f)	1.63	1.67	1.68	1.69	1.73
Net investment income	1.35	1.05	1.11	0.73	0.80
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$179,284	$169,208	$167,949	$182,654	$238,473

Class C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.50	$24.65	$21.62	$19.27	$19.21
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.29	$0.25	$0.17	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	5.36	5.03	3.02	2.33	0.06 (g)
Total from investment operations	$5.80	$5.32	$3.27	$2.50	$0.22
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.28)	$(0.24)	$(0.15)	$(0.16)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(0.97)	$(0.47)	$(0.24)	$(0.15)	$(0.16)
Net asset value, end of period (x)	$34.33	$29.50	$24.65	$21.62	$19.27
Total return (%) (r)(s)(t)(x)	19.92	21.83	15.23	12.97	1.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.68	1.69	1.70	1.73
Expenses after expense reductions (f)	1.63	1.67	1.68	1.69	1.73
Net investment income	1.35	1.05	1.11	0.74	0.79
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$1,359,860	$1,090,690	$906,572	$871,026	$832,696

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.96	$25.02	$21.94	$19.55	$19.48
Income (loss) from investment operations
Net investment income (d)	$0.78	$0.57	$0.49	$0.40	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	5.43	5.10	3.06	2.37	0.06 (g)
Total from investment operations	$6.21	$5.67	$3.55	$2.77	$0.43
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.54)	$(0.47)	$(0.38)	$(0.36)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(1.29)	$(0.73)	$(0.47)	$(0.38)	$(0.36)
Net asset value, end of period (x)	$34.88	$29.96	$25.02	$21.94	$19.55
Total return (%) (r)(s)(x)	21.07	23.06	16.42	14.10	2.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.68	0.70	0.70	0.73
Expenses after expense reductions (f)	0.63	0.67	0.68	0.69	0.73
Net investment income	2.35	2.05	2.11	1.75	1.79
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$13,905,910	$10,568,573	$7,472,693	$5,272,157	$3,289,827

Class R1	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.32	$24.50	$21.48	$19.15	$19.09
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.29	$0.25	$0.17	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	5.33	5.00	3.01	2.32	0.06 (g)
Total from investment operations	$5.76	$5.29	$3.26	$2.49	$0.22
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.28)	$(0.24)	$(0.16)	$(0.16)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(0.97)	$(0.47)	$(0.24)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$34.11	$29.32	$24.50	$21.48	$19.15
Total return (%) (r)(s)(x)	19.88	21.83	15.29	12.95	1.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.68	1.69	1.70	1.73
Expenses after expense reductions (f)	1.63	1.67	1.68	1.69	1.73
Net investment income	1.33	1.06	1.10	0.74	0.80
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$33,390	$33,485	$32,389	$33,806	$32,934

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.56	$24.69	$21.66	$19.31	$19.24
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.43	$0.37	$0.28	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	5.36	5.04	3.01	2.34	0.07 (g)
Total from investment operations	$5.96	$5.47	$3.38	$2.62	$0.33
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.41)	$(0.35)	$(0.27)	$(0.26)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(1.12)	$(0.60)	$(0.35)	$(0.27)	$(0.26)
Net asset value, end of period (x)	$34.40	$29.56	$24.69	$21.66	$19.31
Total return (%) (r)(s)(x)	20.48	22.47	15.80	13.51	1.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.18	1.20	1.20	1.23
Expenses after expense reductions (f)	1.13	1.17	1.18	1.19	1.23
Net investment income	1.84	1.55	1.61	1.24	1.29
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$607,340	$572,590	$517,005	$496,236	$426,938

Class R3	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.73	$24.83	$21.78	$19.41	$19.34
Income (loss) from investment operations
Net investment income (d)	$0.69	$0.50	$0.43	$0.34	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	5.39	5.07	3.03	2.35	0.07 (g)
Total from investment operations	$6.08	$5.57	$3.46	$2.69	$0.38
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.48)	$(0.41)	$(0.32)	$(0.31)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(1.21)	$(0.67)	$(0.41)	$(0.32)	$(0.31)
Net asset value, end of period (x)	$34.60	$29.73	$24.83	$21.78	$19.41
Total return (%) (r)(s)(x)	20.77	22.77	16.11	13.82	1.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.93	0.95	0.95	0.99
Expenses after expense reductions (f)	0.87	0.91	0.93	0.94	0.98
Net investment income	2.11	1.80	1.86	1.49	1.53
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$1,559,863	$1,299,126	$1,022,504	$763,670	$587,645

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.82	$24.90	$21.84	$19.47	$19.39
Income (loss) from investment operations
Net investment income (d)	$0.77	$0.57	$0.49	$0.40	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	5.42	5.08	3.04	2.35	0.08 (g)
Total from investment operations	$6.19	$5.65	$3.53	$2.75	$0.44
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.54)	$(0.47)	$(0.38)	$(0.36)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(1.29)	$(0.73)	$(0.47)	$(0.38)	$(0.36)
Net asset value, end of period (x)	$34.72	$29.82	$24.90	$21.84	$19.47
Total return (%) (r)(s)(x)	21.11	23.09	16.40	14.05	2.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.68	0.70	0.70	0.74
Expenses after expense reductions (f)	0.63	0.67	0.68	0.69	0.73
Net investment income	2.34	2.07	2.10	1.74	1.77
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$3,283,133	$2,892,340	$2,907,088	$2,036,438	$1,266,492

Class R5 (y)	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.82	$24.90	$21.81	$19.44	$19.37
Income (loss) from investment operations
Net investment income (d)	$0.82	$0.60	$0.46	$0.37	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	5.40	5.07	3.08	2.35	0.06 (g)
Total from investment operations	$6.22	$5.67	$3.54	$2.72	$0.41
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.56)	$(0.45)	$(0.35)	$(0.34)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(1.32)	$(0.75)	$(0.45)	$(0.35)	$(0.34)
Net asset value, end of period (x)	$34.72	$29.82	$24.90	$21.81	$19.44
Total return (%) (r)(s)(x)	21.23	23.18	16.48	13.96	2.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.57	0.77	0.80	0.83
Expenses after expense reductions (f)	0.53	0.56	0.76	0.79	0.83
Net investment income	2.48	2.12	1.98	1.63	1.70
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$3,995,830	$2,362,012	$940,695	$1,334,446	$1,393,429
See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.62	$24.74	$21.70	$19.34	$19.28
Income (loss) from investment operations
Net investment income (d)	$0.69	$0.49	$0.42	$0.32	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	5.38	5.05	3.02	2.34	0.06
Total from investment operations	$6.07	$5.54	$3.44	$2.66	$0.35
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.47)	$(0.40)	$(0.30)	$(0.29)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(1.21)	$(0.66)	$(0.40)	$(0.30)	$(0.29)
Net asset value, end of period (x)	$34.48	$29.62	$24.74	$21.70	$19.34
Total return (%) (r)(s)(t)(x)	20.84	22.73	16.06	13.71	1.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.03	1.05	1.05	1.08
Expenses after expense reductions (f)	0.87	0.93	0.98	1.03	1.08
Net investment income	2.11	1.79	1.80	1.40	1.44
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$14,547	$10,899	$8,195	$6,315	$5,192

Class 529B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.29	$24.48	$21.45	$19.12	$19.06
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.27	$0.24	$0.14	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	5.32	4.99	3.01	2.32	0.06 (g)
Total from investment operations	$5.74	$5.26	$3.25	$2.46	$0.20
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.26)	$(0.22)	$(0.13)	$(0.14)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(0.95)	$(0.45)	$(0.22)	$(0.13)	$(0.14)
Net asset value, end of period (x)	$34.08	$29.29	$24.48	$21.45	$19.12
Total return (%) (r)(s)(t)(x)	19.85	21.74	15.27	12.84	1.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.78	1.79	1.80	1.83
Expenses after expense reductions (f)	1.67	1.71	1.73	1.78	1.83
Net investment income	1.30	1.00	1.05	0.64	0.70
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$1,026	$1,013	$963	$1,147	$1,198

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$29.23	$24.43	$21.43	$19.11	$19.05
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.27	$0.24	$0.15	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	5.32	4.99	2.99	2.31	0.07 (g)
Total from investment operations	$5.73	$5.26	$3.23	$2.46	$0.21
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.27)	$(0.23)	$(0.14)	$(0.15)
From net realized gain on investments	(0.58)	(0.19)	—	—	—
Total distributions declared to shareholders	$(0.96)	$(0.46)	$(0.23)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$34.00	$29.23	$24.43	$21.43	$19.11
Total return (%) (r)(s)(t)(x)	19.85	21.80	15.18	12.82	1.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.78	1.79	1.80	1.83
Expenses after expense reductions (f)	1.67	1.72	1.73	1.78	1.83
Net investment income	1.28	1.00	1.06	0.65	0.69
Portfolio turnover	13	12	14	17	22
Net assets at end of period (000 omitted)	$3,981	$3,387	$2,610	$2,438	$2,180

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

28

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

29

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$33,969,646,907	$—	$—	$33,969,646,907
Mutual Funds	329,051,729	—	—	329,051,729
Total Investments	$34,298,698,636	$—	$—	$34,298,698,636

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the

30

Notes to Financial Statements – continued

Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

31

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/14	8/31/13
Ordinary income (including any short-term capital gains)	$760,612,303	$430,454,430
Long-term capital gains	406,331,212	157,367,309
Total distributions	$1,166,943,515	$587,821,739

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$23,310,482,048
Gross appreciation	11,083,866,830
Gross depreciation	(95,650,242)
Net unrealized appreciation (depreciation)	$10,988,216,588

Undistributed ordinary income	231,870,445
Undistributed long-term capital gain	683,583,120
Capital loss carryforwards	(17,104,180)
Other temporary differences	(205,215)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/16	$(17,104,180)

32

Notes to Financial Statements – continued

The availability of $17,104,180 of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Strategic Value Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/14	Year ended 8/31/13	Year ended 8/31/14	Year ended 8/31/13
Class A	$173,579,969	$124,516,423	$158,274,114	$49,243,771
Class B	2,090,774	1,678,264	3,249,251	1,211,702
Class C	15,134,051	10,011,832	21,935,733	6,733,945
Class I	261,803,666	176,018,883	207,624,418	57,935,944
Class R1	399,161	339,938	629,904	240,515
Class R2	10,006,893	8,205,027	10,778,017	3,801,881
Class R3	27,923,409	19,969,447	25,565,924	7,763,177
Class R4	68,672,815	61,227,720	55,241,972	22,718,740
Class R5	72,631,471	28,283,283	50,791,793	7,624,734
Class 529A	248,321	163,205	220,123	64,487
Class 529B	11,886	9,739	18,765	7,173
Class 529C	43,621	30,669	67,464	21,240
Total	$632,546,037	$430,454,430	$534,397,478	$157,367,309

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Average daily net assets in excess of $10 billion	0.50%

The investment adviser had agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $20 billion. This written agreement was terminated on July 31, 2014. For the period September 1, 2013 through July 31, 2014, this management fee reduction amounted to $5,218,422, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014 the investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $20 billion up to $25 billion, 0.42% of average

33

Notes to Financial Statements – continued

daily net assets in excess of $25 billion up to $30 billion and 0.40% of average daily net assets in excess of $30 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period August 1, 2014 through August 31, 2014, this management fee reduction amounted to $874,446, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $1,069,834, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.50% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,867,215 and $9,922 for the year ended August 31, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$22,799,341
Class B	0.75%	0.25%	1.00%	1.00%	1,801,857
Class C	0.75%	0.25%	1.00%	1.00%	12,653,688
Class R1	0.75%	0.25%	1.00%	1.00%	337,764
Class R2	0.25%	0.25%	0.50%	0.50%	3,012,294
Class R3	—	0.25%	0.25%	0.25%	3,691,221
Class 529A	—	0.25%	0.25%	0.20%	32,315
Class 529B	0.75%	0.25%	1.00%	0.99%	10,378
Class 529C	0.75%	0.25%	1.00%	1.00%	37,501
Total Distribution and Service Fees					$44,376,359

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2014, this rebate amounted to

34

Notes to Financial Statements – continued

$68,807, $799, $1,069, $4, $1,693, $28,698, $6,936, $72, and $45 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2014, were as follows:

Amount
Class A	$42,582
Class B	157,016
Class C	82,316
Class 529B	296
Class 529C	45

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2015, unless MFD elects to extend the waiver. For the year ended August 31, 2014, this waiver amounted to $8,857 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2014, were as follows:

	Fee	Waiver
Class 529A	$12,926	$6,463
Class 529B	1,038	519
Class 529C	3,750	1,875
Total Program Manager Fees and Waivers	$17,714	$8,857

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $1,820,313, which equated to 0.0058% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do

35

Notes to Financial Statements – continued

not incur sub-accounting fees. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $29,018,364.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.0015% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $264 and is included in independent Trustees’ compensation for the year ended August 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,482 at August 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $158,640 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $47,874, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

36

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 4,432 shares of Class R5 for an aggregate amount of $137,259.

(4) Portfolio Securities

For the year ended August 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $6,114,887,474 and $3,958,155,310, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	60,870,511	$1,998,346,176	67,116,915	$1,889,877,634
Class B	554,113	18,053,263	708,666	20,011,073
Class C	6,897,860	223,711,170	6,158,073	172,478,672
Class I	109,423,187	3,625,117,953	131,671,398	3,656,207,857
Class R1	194,673	6,295,259	285,909	7,814,415
Class R2	3,053,945	99,572,053	4,158,241	114,058,643
Class R3	12,218,431	399,503,879	12,097,117	336,373,199
Class R4	23,035,381	757,348,601	27,985,159	771,830,606
Class R5	41,463,392	1,361,664,476	43,743,094	1,209,937,672
Class 529A	80,831	2,657,258	63,689	1,774,775
Class 529B	3,899	125,823	3,293	90,545
Class 529C	22,400	724,788	23,338	635,837
	257,818,623	$8,493,120,699	294,014,892	$8,181,090,928

Shares issued to shareholders in reinvestment of distributions
Class A	9,415,560	$305,704,358	5,951,959	$157,662,290
Class B	150,377	4,855,668	100,309	2,617,280
Class C	740,995	23,828,112	403,650	10,521,773
Class I	9,622,407	314,091,576	5,760,185	153,740,898
Class R1	32,246	1,029,065	22,442	579,636
Class R2	618,578	19,902,257	438,901	11,500,677
Class R3	1,651,963	53,489,015	1,048,279	27,727,975
Class R4	3,656,123	118,701,122	3,091,705	81,724,939
Class R5	3,668,044	119,290,819	1,333,660	35,908,017
Class 529A	14,540	468,444	8,630	227,628
Class 529B	961	30,651	653	16,883
Class 529C	3,488	111,072	2,010	51,909
	29,575,282	$961,502,159	18,162,383	$482,279,905

37

Notes to Financial Statements – continued

	Year ended 8/31/14		Year ended 8/31/13
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(68,358,836)	$(2,261,976,774)	(68,940,476)	$(1,899,985,019)
Class B	(1,216,763)	(39,918,338)	(1,883,982)	(51,710,790)
Class C	(4,992,374)	(162,937,252)	(6,368,042)	(172,465,155)
Class I	(73,189,862)	(2,414,804,530)	(83,338,753)	(2,318,973,834)
Class R1	(390,185)	(12,621,777)	(488,335)	(13,148,405)
Class R2	(5,389,359)	(175,451,679)	(6,162,208)	(167,459,751)
Class R3	(12,493,293)	(410,560,625)	(10,622,008)	(294,129,563)
Class R4	(29,116,657)	(960,068,960)	(50,807,188)	(1,394,609,059)
Class R5	(9,245,299)	(305,654,695)	(3,658,419)	(104,034,634)
Class 529A	(41,342)	(1,358,958)	(35,610)	(1,007,941)
Class 529B	(9,354)	(303,416)	(8,708)	(239,427)
Class 529C	(24,670)	(797,250)	(16,277)	(440,935)
	(204,467,994)	$(6,746,454,254)	(232,330,006)	$(6,418,204,513)

Net change
Class A	1,927,235	$42,073,760	4,128,398	$147,554,905
Class B	(512,273)	(17,009,407)	(1,075,007)	(29,082,437)
Class C	2,646,481	84,602,030	193,681	10,535,290
Class I	45,855,732	1,524,404,999	54,092,830	1,490,974,921
Class R1	(163,266)	(5,297,453)	(179,984)	(4,754,354)
Class R2	(1,716,836)	(55,977,369)	(1,565,066)	(41,900,431)
Class R3	1,377,101	42,432,269	2,523,388	69,971,611
Class R4	(2,425,153)	(84,019,237)	(19,730,324)	(541,053,514)
Class R5	35,886,137	1,175,300,600	41,418,335	1,141,811,055
Class 529A	54,029	1,766,744	36,709	994,462
Class 529B	(4,494)	(146,942)	(4,762)	(131,999)
Class 529C	1,218	38,610	9,071	246,811
	82,925,911	$2,708,168,604	79,847,269	$2,245,166,320

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Moderate Allocation Fund were the owners of record of approximately 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Managed Wealth Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

38

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $123,114 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	382,071,026	3,657,610,049	(3,710,629,346)	329,051,729

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$348,101	$329,051,729

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund) (one of the series constituting MFS Series Trust I), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund (one of the series constituting MFS Series Trust I) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2014

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

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Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

46

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

47

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion and $10 billion, that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $20 billion, and that MFS has agreed in writing to implement additional breakpoints that reduce its advisory fee rate on the Fund’s average daily net assets over $25 billion and $30 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $549,740,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 99.04% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Meses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Meses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2014 and 2013, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2014	2013
Fees Billed by Deloitte
MFS Global Leaders Fund	44,154	43,640
MFS Low Volatility Global Equity Fund	22,300	N/A	**
MFS U.S. Government Cash Reserve Fund	30,889	30,532
Total	97,343	74,172

	Audit Fees
	2014	2013
Fees Billed by E&Y
MFS Core Equity Fund	43,762	43,252
MFS Low Volatility Equity Fund	19,425	N/A	**
MFS New Discovery Fund	43,772	43,262
MFS Research International Fund	46,651	46,106
MFS Technology Fund	43,762	43,252
MFS Value Fund	43,886	43,375
Total	241,258	219,247

For the fiscal years ended August 31, 2014 and 2013, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2014	2013		2014	2013		2014	2013
Fees Billed by Deloitte
To MFS Global Leaders Fund	0	0		5,765	5,697		1,001	1,001
To MFS Low Volatility Global Equity Fund	0	N/A	**	6,465	N/A	**	1,000	N/A	**
To MFS U.S. Government Cash Reserve Fund	0	0		3,129	3,092		1,053	1,040
Total fees billed by Deloitte To above Funds	0	0		15,359	8,789		3,054	2,041

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2014	2013		2014	2013		2014	2013
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Global Leaders Fund*	1,767,138	1,493,881		0	0		0	0
To MFS and MFS Related Entities of MFS Low Volatility Global Equity Fund*	1,767,138	1,493,881	**	0	0	**	0	0	**
To MFS and MFS Related Entities of MFS U.S. Government Cash Reserve Fund*	1,767,138	1,493,881		0	0		0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees Billed by Deloitte
To MFS Global Leaders Fund, MFS and MFS Related Entities#	1,777,242	1,529,690
To MFS Low Volatility Global Equity Fund, MFS and MFS Related Entities#	1,777,941	1,522,992	**
To MFS U.S. Government Cash Reserve Fund, MFS and MFS Related Entities#	1,774,658	1,527,124

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2014	2013		2014	2013		2014	2013
Fees Billed by E&Y
To MFS Core Equity Fund	0	0		8,413	8,358		0	0
To MFS Low Volatility Equity Fund	0	N/A	**	8,079	N/A	**	0	N/A	**
To MFS New Discovery Fund	0	0		8,413	8,358		0	0
To MFS Research International Fund	0	0		8,844	8,784		0	0
To MFS Technology Fund	0	0		8,413	8,358		0	0
To MFS Value Fund	0	0		8,413	8,357		0	0
Total fees billed by E&Y To above Funds	0	0		50,575	42,215		0	0

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2014	2013		2014	2013		2014	2013
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Core Equity Fund*	0	0		0	0		0	0
To MFS and MFS Related Entities of Low Volatility Equity Fund*	0	0	**	0	0	**	0	0	**
To MFS and MFS Related Entities of MFS New Discovery Fund*	0	0		0	0		0	0
To MFS and MFS Related Entities of MFS Research International Fund*	0	0		0	0		0	0
To MFS and MFS Related Entities of MFS Technology Fund*	0	0		0	0		0	0
To MFS and MFS Related Entities of MFS Value Fund*	0	0		0	0		0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees Billed by E&Y
To MFS Core Equity Fund, MFS and MFS Related Entities#	53,413	56,358
To Low Volatility Equity Fund, MFS and MFS Related Entities#	53,079	48,000	**
To MFS New Discovery Fund, MFS and MFS Related Entities#	53,413	56,358
To MFS Research International Fund, MFS and MFS Related Entities#	53,844	56,784
To MFS Technology Fund, MFS and MFS Related Entities#	53,413	56,358
To MFS Value Fund, MFS and MFS Related Entities#	53,413	56,357

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	MFS Low Volatility Equity Fund and MFS Low Volatility Global Equity Fund commenced investment operations in December 2013.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: October 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: October 16, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 16, 2014

*	Print name and title of each signing officer under his or her signature.